UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
XOMA ROYALTY CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

XOMA ROYALTY CORPORATION

2200 Powell Street, Suite 310

Emeryville, California 94608

(510) 204-7200

To our stockholders:

You are cordially invited to attend the annual meeting of stockholders of XOMA Royalty Corporation to be held on May 21, 2025, virtually via live audio webcast at www.virtualshareholdermeeting.com/XOMA2025 at 9:00 a.m. Pacific Time. The meeting will be held online only.

Details of the business to be conducted at the annual meeting are provided in the Notice of the Annual Meeting of Stockholders and proxy statement. Also, for your information, we are making available online at www.proxyvote.com, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and our proxy statement.

We hope that you will attend the online annual meeting. In any event, please promptly vote your shares by submitting your proxy via the internet, by telephone or by signing, dating and returning the proxy card or voting instruction form.

Sincerely yours,

Owen Hughes Chief Executive Officer

XOMA ROYALTY CORPORATION

2200 Powell Street, Suite 310

Emeryville, California 94608

(510) 204-7200

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 9:00 A.M. PACIFIC TIME ON MAY 21, 2025

To the stockholders of XOMA Royalty Corporation:

The annual meeting of stockholders of XOMA Royalty Corporation, a Delaware corporation (“XOMA” or the “Company”), will be held virtually via live audio webcast at www.virtualshareholdermeeting.com/XOMA2025 on May 21, 2025 at 9:00 a.m. Pacific Time, for the following purposes:

1.	To elect the seven director nominees named in the proxy statement to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified (“Proposal 1”);

2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”);

3.	To approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (“Proposal 3”);

4.	To approve a proposal to authorize the Board to unilaterally amend the By-laws (“Proposal 4”);

5.	To approve the Amended and Restated 2010 Long Term Incentive and Stock Award Plan (“Proposal 5”);

6.	To approve an adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies (“Proposal 6”); and

7.	To consider and transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

The Board of Directors (the “Board”) has fixed the close of business on March 31, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, this meeting and at any adjournments or postponements thereof.

Instructions for accessing the virtual annual meeting are provided in the proxy statement. Unless otherwise announced differently at the meeting or on the meeting website, in the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the annual meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the annual meeting, the meeting chair or secretary will convene the meeting at 10:00 a.m. Pacific Time on the date specified above at the offices of Gibson, Dunn & Crutcher LLP, located at One Embarcadero Center Suite 2600, San Francisco, CA 94111, solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair or secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of the Company’s website at investors.xoma.com.

By Order of the Board of Directors,

Thomas M. Burns
Senior Vice President, Finance and Chief Financial Officer

You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please vote online, by telephone or by completing, dating, signing and returning the proxy card or voting instruction form mailed to you, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote online if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY SUMMARY AND VOTING ROADMAP

PROPOSAL 1 – Election of Directors	The Board recommends a vote FOR each nominee See page 5 for additional information

Why the Board recommends that you support our nominees

•  Our Board has nominated the seven director nominees named in the proxy statement to serve until the 2026 Annual Meeting of Stockholders. In line with governance best practices, all members of the Board stand for election annually.

•  The Board believes that these nominees have the appropriate mix of skills, experience and backgrounds to create a well-balanced Board that can help drive and oversee execution of the Company’s strategy.

PROPOSAL 2 – Independent Auditor Ratification	The Board recommends a vote FOR this proposal See page 15 for additional information

Why the Board recommends that you support this proposal

•  Our Audit Committee undertakes a robust review before engaging the independent auditor each year, considering factors such as the auditor’s independence, performance, quality, candor, capability, expertise and appropriateness of fees.

•  Following this review, our Audit Committee selected Deloitte & Touche as our independent auditor for 2025, and they have served in this capacity since 2018.

PROPOSAL 3 – Reincorporation from Delaware to Nevada	The Board recommends a vote FOR this proposal See page 17 for additional information

Why the Board recommends that you support this proposal

•  Nevada offers a more predictable business environment than Delaware does. We expect substantial cost savings and a lower risk of frivolous lawsuits as a result of the reincorporation.

•  Moving to Nevada is expected to facilitate the Company’s pursuit of value-enhancing business strategies, help reduce exposure to litigation costs and enhance stockholder value over the long term.

PROPOSAL 4 – Authorization of the Board to Unilaterally Amend the By-laws	The Board recommends a vote FOR this proposal See page 39 for additional information

Why the Board recommends that you support this proposal

•  The proposal will allow the Board to unilaterally amend the By-laws, whether the Company stays in Delaware or moves to Nevada, consistent with overwhelming market practice (including 98% of Russell 3000 companies).

•  It is in the best interest of the Company and its stockholders when the Board is empowered to effect By-laws changes promptly in response to changes in corporate governance practices, emergent risks or similar matters.

PROPOSAL 5 – Amend and Restate our 2010 Long Term Incentive and Stock Award Plan	The Board recommends a vote FOR this proposal See page 42 for additional information

Why the Board recommends that you support this proposal

•  The proposal will increase the share pool under our broad-based equity incentive plan by 880,000 shares, which we believe is reasonable as it represents additional stockholder dilution of only 4% and, based on our current burn rate, we estimate it will last for the next 3 years.

•  In addition, the proposal will make other updates to the plan, including aligning the definition of “Change in Control” with prevailing market practices, extending the term for a new 10-year period, and requiring dividends and dividend equivalents to be subject to the same vesting conditions as the underlying awards.

PROPOSAL 6 – Adjournment of the Annual Meeting	The Board recommends a vote FOR this proposal See page 50 for additional information

Why the Board recommends that you support this proposal

•  We may ask stockholders to vote on a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of the other proposals.

LEGAL MATTERS

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to Be Held on May 21, 2025. The proxy statement and Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.proxyvote.com.

Forward-Looking Statements. The proxy statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical fact included in the proxy statement are forward-looking statements, including statements about the Company’s Board, corporate governance practices, executive compensation program, equity compensation utilization and environment, social and governance initiatives. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results or outcomes to differ materially from the forward-looking statements expressed or implied in the proxy statement. Such risks, uncertainties and other factors include those identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Website References. Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the proxy statement.

XOMA ROYALTY CORPORATION

PROXY STATEMENT

TO THE STOCKHOLDERS:

The enclosed proxy is solicited on behalf of the Board of XOMA for use at the annual meeting of stockholders to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/XOMA2025 at 9:00 a.m. Pacific Time on May 21, 2025, or any adjournment or postponement thereof, at which stockholders of record holding shares of common stock on March 31, 2025 will be entitled to vote. On March 31, 2025, the Company had issued and outstanding 11,952,889 shares of common stock, par value $0.0075 per share (the “Common Stock”). Holders of Common Stock are entitled to one vote for each share held.

The proxy materials will be made available to stockholders of record as of March 31, 2025 beginning on or about April    , 2025.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

How do I attend the annual meeting?

The meeting will be held virtually on May 21, 2025 at 9:00 a.m. Pacific Time via live audio webcast at www.virtualshareholdermeeting.com/XOMA2025. You are entitled to attend the annual meeting if you were a stockholder as of the close of business on March 31, 2025, the record date, or hold a valid proxy for the meeting. To be admitted to the annual meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the annual meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact the bank, broker or other institution where you hold your account well in advance of the meeting (preferably at least five days before the annual meeting) to obtain a “legal proxy” in order to be able to attend, participate in or vote at the annual meeting.

We encourage you to access the annual meeting before it begins. Online check-in will begin at 8:45 a.m. Pacific Time and you should allow ample time for the check-in procedures. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting, including to vote, ask questions and view the list of registered stockholders as of the record date during the meeting. Information on how to vote before and during the annual meeting is discussed below.

How do I ask questions at the annual meeting?

During the annual meeting, you may submit questions online by using the question box on the virtual meeting website at www.virtualshareholdermeeting.com/XOMA2025. We will respond to as many inquiries at the annual meeting as time allows that comply with the meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

What if I have technical difficulties or trouble accessing the virtual meeting website?

If you encounter any difficulties accessing the virtual annual meeting webcast during the check-in or meeting time, please call the technical support number that will be posted on the annual meeting website log-in page.

What if I cannot virtually attend the annual meeting?

You may vote your shares electronically before the meeting by internet, by proxy card or voting instruction form, or by telephone as described below. You do not need to access the annual meeting webcast to vote if you submitted your vote in advance of the annual meeting.

Will a list of stockholders of record as of the record date be available?

For the ten days ending the day prior to the annual meeting, a list of our stockholders of record as of the close of business on the record date will be available for examination by any stockholder of record for any legally valid purpose at our headquarters. During the meeting, the list will be available on the meeting webpage at www.virtualshareholdermeeting.com/XOMA2025.

How may I vote my shares?

Stockholder of record: shares registered in your name

If you are a stockholder of record, you may vote online at the annual meeting, vote by proxy over the internet, or you may also vote by proxy over the telephone or by completing and returning the proxy card.

To vote using the proxy card, simply complete, sign and date the proxy card, and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct us to.

To vote over the telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the Company number and control number from the proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on May 20, 2025 to be counted (for shares held in a 401(k) Plan, your vote must be received by 11:59 p.m. Eastern Time on May 19, 2025 to be counted).

To vote through the internet prior to the annual meeting, you may vote at www.proxyvote.com by following the instructions on the website. You will be asked to provide the Company number and control number from the proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on May 20, 2025 to be counted (for shares held in a 401(k) Plan, your vote must be received by 11:59 p.m. Eastern Time on May 19, 2025 to be counted).

To vote through the internet during the annual meeting, please follow the instructions at www.virtualshareholdermeeting.com/XOMA2025. You will need to enter the 16-digit control number included on your proxy card.

Beneficial owner: shares registered in the name of a broker or bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than from the Company. Simply follow the voting instructions from that organization to ensure that your vote is counted.

Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote at the meeting even if you have already voted by proxy.

What if I sign and return a proxy card or otherwise vote but do not make specific choices?

Stockholder of record: shares registered in your name

If you sign and return your proxy card with no further instruction and do not hold your shares beneficially through a broker, bank or other nominee, your shares will be voted in accordance with the Board’s recommendations on all proposals.

Beneficial owner: shares registered in the name of a broker or bank

If you are the beneficial owner and do not direct your broker, bank or other agent how to vote your shares, your broker, bank or other agent will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, bank or other agent is not entitled to vote your shares with respect to “non-routine” proposals, which can result in a “broker non-vote.” Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, bank or other agent how to vote your shares on all proposals to ensure that your vote is counted.

Can I revoke my proxy?

Stockholder of record: shares registered in your name

Yes. You can revoke your proxy at any time before the closing of the polls at the meeting. If you are the recordholder of your shares, you may revoke your proxy in any one of the following ways:

•	You may send a timely written notice of such revocation to the Secretary of the Company at the Company’s principal executive office: 2200 Powell Street, Suite 310, Emeryville, California 94608.

•	You may attend the annual meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

•	You may submit a properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

Your	last timely submitted vote is the one that will be counted.

Beneficial owner: shares registered in the name of a broker or bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent with respect to changing your vote.

What does it mean if I receive more than one proxy card or voting instructions?

If you receive more than one proxy card or voting instructions, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card or voting instructions and cast your vote with respect to each proxy card or voting instructions to ensure that all of your shares are voted.

What is the quorum requirement?

A quorum of stockholders is required to hold a valid meeting. The presence, virtually or by proxy, of at least a majority of the shares of Common Stock outstanding and entitled to vote at the annual meeting will constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or holders of a majority of shares present at the meeting or represented by proxy and entitled to vote may adjourn the meeting to another date.

How many votes are needed to approve each proposal and how are votes counted?

•

Proposal 1 – This proposal requires an affirmative vote of the plurality of the votes cast; as such, votes withheld and broker non-votes, if any, will have no effect on the outcome of the proposal. “Plurality”

means that the seven nominees who receive the highest number of votes cast “FOR” are elected as directors. Stockholders do not have cumulative voting rights for the election of directors.

•	Proposal 2 – This proposal requires the affirmative vote of the majority of the votes cast; as such, abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal.

•

Proposal 3 – This proposal requires the affirmative vote of the majority of the shares of Common Stock issued and outstanding; as such, abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the proposal.

•

Proposal 4 – This proposal requires the affirmative vote of the majority of the shares of Common Stock issued and outstanding; as such, abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the proposal.

•	Proposal 5 – This proposal requires the affirmative vote of the majority of the votes cast; as such, abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal.

•	Proposal 6 – This proposal requires the affirmative vote of the majority of the votes cast; as such, abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal.

Who will count the votes?

Votes will be counted by Broadridge Financial Solutions, the Inspector of Elections appointed for the annual meeting.

Who is paying for this proxy solicitation?

The Company will bear the cost of the solicitation of stockholder votes, including preparation, assembly, printing and delivery of this proxy statement, the proxy card and any additional solicitation material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse brokers, fiduciaries or custodians for the cost of forwarding such proxy materials to beneficial owners. Sodali & Co has been retained to assist in soliciting proxies for a fee that we currently anticipate to be $15,000 plus distribution costs, costs related to any additional solicitation efforts we may determine to undertake and other expenses. The solicitation of proxies may be supplemented by telephone, electronic or personal solicitation by directors, officers or employees of the Company for no additional compensation.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the annual meeting.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board currently consists of seven directors. Each director nominee to be elected and qualified will hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified, or, if sooner, until their death, resignation or removal.

The nominees for the Board nominated for election by our Board, as recommended by the Nominating & Governance Committee, are set forth below. Each person nominated for election was previously elected by our stockholders at our 2024 annual meeting of stockholders. There are no family relationships among any of our directors or executive officers.

Each person nominated for election has agreed to serve if elected, and the Company’s management has no reason to believe that any of the nominees listed below will be unable to serve. In the event any nominee should become unable or, for good cause, unwilling to serve, the proxies will be voted for any such substitute nominee as may be designated by the Board to fill the vacancy, or the Board may decrease the size of the Board. Unless otherwise instructed, the proxy holders will vote all proxies received by them “FOR ALL” the nominees for director listed below.

Nominees to the Board

Name	Title	Age (as of April , 2025)
Owen Hughes	Chief Executive Officer	50
Jack L. Wyszomierski	Chairman of the Board	69
Heather L. Franklin	Director	59
Natasha Hernday	Director	53
Barbara Kosacz	Director	67
Joseph M. Limber	Director	72
Matthew D. Perry	Director	52

Owen Hughes was appointed Chief Executive Officer in January 2024 after serving as our Executive Chairman of the Board and Interim Chief Executive Officer since January 2023. Mr. Hughes has served as the Chief Executive Officer of Sail Bio, Inc., a private biotechnology company focused on addressing toxic proteinopathies, since February 2022 and served as the Chief Executive Officer and co-founder of Cullinan Oncology, Inc., a publicly-traded oncology company, from September 2017 to October 2021. Previously, Mr. Hughes served as the Chief Business Officer and Head of Corporate Development at Intarcia Therapeutics, Inc., a biotechnology company focused on type II diabetes, from February 2013 to August 2017. Prior to his operating roles, Mr. Hughes spent 16 years on Wall Street in various capacities, including roles at Brookside Capital, an operating division of Bain Capital and Pyramis Global Advisors, a Fidelity Investments Company. Mr. Hughes has served as the Chairman of the Board of Ikena Oncology, Inc., a publicly-traded oncology company, since December 2022 and as a member of the Board of Directors of C4 Therapeutics since December 2023. Mr. Hughes served on the Board of Radius Health, Inc., a publicly-traded biopharmaceutical company, from April 2013 to August 2022, until its sale to Gurnet Point Capital and Patient Square Capital; Translate Bio, Inc., a messenger RNA therapeutics company, from July 2016 until its acquisition by Sanofi in September 2021; and FS Development Corp. II, a special purpose acquisition company sponsored by Foresite Capital, from February 2021 to December 2021. Mr. Hughes received a B.A. in History from Dartmouth College.

Mr. Hughes brings to the Board significant leadership experience with biopharmaceutical companies, including serving as chief executive officer of multiple companies, expertise as a founder and leader of an oncology company, and extensive experience in corporate development and strategic and financial planning.

Heather L. Franklin has been a director since August 2021. Ms. Franklin has over 30 years of broad biotechnology expertise. Since January 2025, she has served as Managing Director of 3D Chess Advisory LLC, a consulting firm focused on structuring and negotiation of licensing and acquisition transactions, and since February 2025, she has served as Executive Chairperson for Presage Biosciences Inc., a private biotechnology company. Previously, she was the founder of Blaze Bioscience, Inc. and led the company from its infancy to becoming a late clinical stage biotechnology company, and most recently served as its Executive Board Chair and as President and Chief Executive Officer from 2011 through 2024. She previously served as a member of the Board for Life Science Washington from 2020 through 2024. Prior to establishing Blaze Bioscience, Ms. Franklin spent 10 years at ZymoGenetics in positions of increasing responsibility, ultimately serving as Senior Vice President, Business Development. She was a member of the executive management team and was responsible for program management, strategic planning, pipeline marketing and business development, including structuring and negotiating in- and out-licenses and collaboration agreements for products at all stages of development from research through commercial. Earlier in her career, she held roles in program management at Amgen and Targeted Genetics. Ms. Franklin received her M.B.A. from The Wharton School of the University of Pennsylvania, her M.S. from the University of Washington and her B.S. from University of North Carolina at Chapel Hill.

Ms. Franklin brings to the Board extensive executive management experience, including varied aspects of operations management, including financial oversight, as well as early to late-stage licensing and M&A expertise for public and private companies in the biotechnology industry.

Natasha Hernday has been a director since July 2020. Ms. Hernday was the Chief Business Officer and a member of the Executive Committee for the formerly publicly-traded biotechnology company Seagen, Inc., where she worked from 2011 to 2023. She helped execute the sale of Seagen to Pfizer in 2023 and was a member of the executive integration planning team to merge the two oncology businesses. From 1994 through 2010, after starting her career in molecular and mammalian cell biology, Ms. Hernday served in various roles of increasing responsibility at Amgen Inc., including as Director, Mergers & Acquisitions and as Director, Out-Partnering. She serves on the Board of Directors of Firefly Bio, Inc., a private biotechnology company, and the Knight Campus External Advisory Board for the University of Oregon, and previously served on the Boards of PDL BioPharma, Inc. and Alpine Immune Sciences, Inc. Ms. Hernday received her B.A. in microbiology from the University of California at Santa Barbara and M.B.A. from Pepperdine University.

Ms. Hernday brings to the Board strong leadership experience in the biotechnology industry, including extensive experience advising biotechnology companies on matters of leadership, corporate strategy, financial planning and business development, such as collaborations, mergers and acquisitions.

Barbara Kosacz has been a director since January 2019. From July 2020 until February 2024, Ms. Kosacz served as Chief Operating Officer and General Counsel of Kronos Bio, Inc. Ms. Kosacz was previously a partner at Cooley LLP from 1996 to 2001, and from 2002 to 2020, and has more than 25 years of experience in counseling clients in the life sciences arena, ranging from early-stage startups to larger public companies, venture funds, investment banks and non-profit institutions. She serves on the Board of Directors of Athira Pharma, Inc., where she serves as Chair of the compensation committee, and on the Board of Directors of Scripps Research. She has also served on the Board of Directors of Phoenix Biotech Acquisition Corp., Locus Walk Acquisition Corp., and Arsenal Biosciences, Inc., where she served on the audit committee. She also has served as a member of the BIO Emerging Companies’ Section Governing Board, the Board of Trustees of the Keck Graduate Institute, and the advisory board of Locust Walk Partners. Ms. Kosacz has been a speaker at multiple life sciences-related conferences, as well as guest lecturer at the University of California, Berkeley School of Law, Stanford University, the University of Pennsylvania and Columbia University on biotechnology law, biotech business models, corporate partnering negotiations and deal structures and bioethics. Recognized by Best Lawyers in America since 2008, Ms. Kosacz was listed as a “leading lawyer” for healthcare and life sciences in the 2018 Legal 500, as a “Band 1” attorney in the 2018 edition of Chambers USA: America’s Leading Lawyers for Business, and was recognized as a “highly recommended transactions” lawyer by IAM Patent 1000 for her “nearly three decades advising diverse companies in the industry at a deeply strategic and commercial level and overseeing their most complex and profitable deals.” She received her Juris Doctor degree from the University of California, Berkeley School of Law, and her bachelor’s degree from Stanford University.

Ms. Kosacz brings to the Board significant experience advising biotechnology companies and extensive experience in structuring and negotiating strategic combinations and business development transactions, and has served as a director for a number of biotechnology companies.

Joseph M. Limber has been a director since December 2012. Mr. Limber is a founder of Garda Therapeutics, Inc., for which he has served as President and Chief Executive Officer since December 2024. He previously served as the President and Chief Executive Officer and a member of the Board of Secura Bio, Inc. from February 2019 through October 2024. Prior to that, Mr. Limber served as President and Chief Executive Officer of Genoptix, Inc. from March 2017 through December 2018. Mr. Limber served as Executive Chairman of ImaginAb from January 2016 through November 2017. Mr. Limber served as President and Chief Executive Officer of Gradalis, Inc. from July 2013 through April 2015. Mr. Limber served as President and Chief Executive Officer of Prometheus Laboratories Inc., a subsidiary of Nestlé Health Science, from December 2003 through April 2013 and as a member of its Board from January 2004 through April 2013. From January 2003 to July 2003, Mr. Limber was a consultant and interim Chief Executive Officer for Deltagen, Inc., a provider of drug discovery tools and services to the biopharmaceutical industry. From April 1998 to December 2002, Mr. Limber was the President and Chief Executive Officer of ACLARA BioSciences, Inc. (now Monogram Biosciences, Inc.), a developer of assay technologies and lab-on-a-chip systems for life science research. From 1996 to 1998, he was the President and Chief Operating Officer of Praecis Pharmaceuticals, Inc. (acquired by GlaxoSmithKline plc), a biotechnology company focused on the discovery and development of pharmaceutical products. Prior to Praecis, Mr. Limber served as Executive Vice President of SEQUUS Pharmaceuticals, Inc. (acquired by Alza Corporation and now part of the Johnson & Johnson family of companies). He also held management positions in marketing and sales with Syntex Corporation (now F. Hoffmann-La Roche Ltd.) and with Ciba-Geigy Corporation (now Novartis AG). Mr. Limber holds a B.A. from Duquesne University.

Mr. Limber brings to the Board significant leadership and operating experience, including serving as chief executive officer of multiple companies, as well as experience successfully developing markets for specialty pharmaceutical products and managing the critical transition of companies from clinical stage to commercial stage.

Matthew D. Perry has been a director since February 2017. Mr. Perry was the President of Biotechnology Value Fund Partners L.P. (“BVF Partners”) and portfolio manager for the underlying funds managed by the firm. BVF Partners is a private investment partnership that has focused on small cap, value-oriented investment opportunities for more than 20 years. Mr. Perry joined BVF Partners in December 1996 and has been a successful lead investor in dozens of transactions. He has positively influenced corporate direction for numerous biotechnology companies during the course of his career. In January 2016, Mr. Perry was named to CTI BioPharma Corp.’s Board and was a member of its Compensation Committee until the company was sold in June 2023. Mr. Perry is also a co-founder and director of Nordic Biotech Advisors ApS, a venture capital firm based in Copenhagen, Denmark. He holds a B.S. degree from the Biology Department at the College of William and Mary.

Mr. Perry brings to the Board extensive management consulting and corporate development experience in the biotechnology industry and more than 25 years of experience in portfolio management and investing in biotechnology companies.

Jack L. Wyszomierski has been a director since August 2010 and was appointed Chairman of the Board in January 2024. From 2004 until his retirement in 2009, Mr. Wyszomierski was Executive Vice President and Chief Financial Officer of VWR International, LLC, a global laboratory supply, equipment and distribution business that serves the world’s pharmaceutical and biotechnology companies, as well as industrial and governmental organizations. At Schering-Plough, a global health care company which had worldwide sales of over $8 billion in 2004, Mr. Wyszomierski held positions of increasing responsibility from 1982 to 2004, culminating in his appointment as Executive Vice President and Chief Financial Officer. Mr. Wyszomierski also serves on the Boards of Exelixis, Inc. and SiteOne Landscape Supply, Inc., and previously served on the Boards of Athersys, Inc. from 2010 to 2023 and Unigene Laboratories, Inc. from 2012 to 2013. He holds an M.S. in Industrial Administration and a B.S. in Administration, Management Science and Economics from Carnegie Mellon University.

Mr. Wyszomierski brings to the Board extensive experience in the healthcare and biotechnology industries and considerable financial expertise and financial planning experience, including serving as chief financial officer or audit committee member for a number of biotechnology and healthcare companies.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF EACH DIRECTOR NOMINEE.

BOARD MATTERS

Board Composition

Due to the global and complex nature of our business, the Board believes it is important to consider a variety of backgrounds, experiences and skills in evaluating Board candidates in order to create a Board with diverse perspectives. As part of the search process for new directors, the Nominating & Governance Committee includes women and minorities to add to the pool from which Board nominees are considered holistically and selected based on merit (and instructs any search firm the Committee engages to do so). The Board assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board. In this regard, three of our directors (42% of the Board) self-identify as female, one of our directors (14% of the Board) self-identifies as racially/ethnically diverse and one of our directors (14% of the Board) self-identifies as a member of the LGBTQ+ community.

Board Leadership Structure

The Board is currently chaired by an independent director, Mr. Wyszomierski, while Mr. Hughes serves as our Chief Executive Officer. Currently, the Board believes that the roles of Chairman and CEO should be separate and that the Chairman should be an independent director, as this structure enables our independent Chairman to oversee corporate governance matters and our CEO to focus on leading the Company’s business. At any time when there is not an independent Chairman, the Board will designate one or more independent directors to serve as lead director.

The independent directors have the opportunity to meet in executive sessions without management present at every regular Board meeting and at such other times as may be determined by the Chairman. The purpose of these executive sessions is to encourage and enhance communication among independent directors.

The Board believes that its programs for overseeing risk, as described under “Board Risk Oversight,” would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Board Risk Oversight

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight.

The Audit Committee has overall responsibility for overseeing the Company’s practices with respect to risk assessment and management, and specifically, oversees management of risks related to our accounting and financial reporting processes as well as matters related to information technology and cybersecurity. While the Audit Committee has an oversight role, the management of the Company has the responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accountant has the responsibility to plan and carry out a proper audit. In order to carry out its purposes, the Audit Committee meets periodically with management in order to review the Company’s major financial exposures and the steps management has taken to monitor and control such exposures. In fulfilling this role, the Audit Committee conducts periodic risk assessments. The Compensation Committee reviews and oversees the Company’s practices and policies related to employee compensation and assesses related risks. The Nominating & Governance Committee has the primary responsibility for evaluating nominees to the Board, the organization and composition of the Board and the potential risks therein. In fulfilling their roles, the committees make regular reports to the Board regarding relevant risks and mitigation.

Board Independence

As required under the Nasdaq listing standards, a majority of the members of a listed company’s Board must be comprised of “independent” directors, as affirmatively determined by the Board. In addition, Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees must be independent within the meaning of Nasdaq listing rules. Audit Committee members must also satisfy heightened independence criteria under the Securities Exchange Act of 1934, as amended the (“Exchange Act”), and Nasdaq listing rules. Our Board undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, our Board determined that each of Ms. Franklin, Ms. Hernday, Ms. Kosacz, Mr. Limber, Mr. Perry and Mr. Wyszomierski qualifies as an “independent” director within the meaning of the Nasdaq listing rules. Mr. Hughes is not deemed to be independent under Nasdaq listing rules by virtue of his employment with the Company.

Our Board also determined that each of the directors currently serving on the Audit Committee and the Compensation Committee satisfies the heightened independence standards for audit committees and compensation committees, as applicable, established by the SEC and Nasdaq listing rules.

Board Meetings

During the fiscal year ended December 31, 2024, the Board held eight meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which he or she served as a director or committee member during the period in which he or she was on the Board or committee. Directors are encouraged to attend the Company’s annual meeting of stockholders where practicable. All directors serving at the time of the 2024 annual meeting attended the meeting.

Board Committees

The Board has standing Compensation, Nominating & Governance and Audit Committees.

Compensation Committee

The Compensation Committee is responsible for overseeing the compensation of the Company’s officers and other employees generally, but only reviews and individually recommends or approves the compensation for executive officers, including the named executive officers (“NEOs”). With respect to the compensation of our Chief Executive Officer, final decisions are made by the independent members of our Board, upon the recommendation of the Compensation Committee.

In making its executive compensation determinations, the Compensation Committee receives input from its compensation consultant, Compensia, Inc., a national compensation consulting firm that specializes in executive compensation matters (“Compensia”) as well as recommendations from our Chief Executive Officer, although no member of management is present for, or participates in, decisions regarding his or her own compensation.

The management team assists the Compensation Committee by providing information on Company and individual performance, market data and management’s perspective and recommendations on compensation matters. The Compensation Committee solicits and reviews our Chief Executive Officer’s recommendations and proposals with respect to adjustments to base salaries, cash incentive compensation, long-term incentive compensation opportunities, program structures and other compensation-related matters for our other executive officers. The Compensation Committee reviews and discusses these recommendations and proposals with our Chief Executive Officer and uses them as one factor in determining and approving the compensation for our other executive officers. Our Chief Executive Officer recuses himself from all discussions and recommendations regarding his own compensation.

Under its charter, the Compensation Committee has the authority to engage the services of outside advisors, experts, and others to assist it in the discharge of its responsibilities. In accordance with this authority, the Compensation Committee has retained the services of Compensia to assist it in evaluating our executive compensation program, gathering and analyzing data on the competitive market for executive talent, and formulating and assessing potential changes to our executive compensation program. Compensia serves at the discretion of the Compensation Committee, which reviews Compensia’s engagement annually.

The Compensation Committee regularly reviews the objectivity and independence of the advice provided by Compensia on executive compensation matters. In 2024, the Compensation Committee considered Compensia’s independence in light of independence standards adopted by the SEC and Nasdaq and determined that Compensia was independent and that its work did not raise any conflicts of interest.

During 2024, the Compensation Committee held four meetings and consists of Ms. Franklin (Chair), Mr. Perry and Mr. Wyszomierski. The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s website at investors.xoma.com/corporate-governance/governance-documents.

Nominating & Governance Committee

The Nominating & Governance Committee assists the Board in identifying individuals qualified to become Board members, recommends to the Board the director nominees for election at annual meetings of stockholders, recommends to the Board the director nominees for appointment to the Board’s committees, and develops, recommends to the Board and oversees the governance principles applicable to the Company. The Nominating & Governance Committee held three meetings in 2024 and consisted of Ms. Hernday (Chair), Ms. Kosacz and Mr. Limber. The Board has adopted a written charter for the Nominating & Governance Committee, a copy of which is available on the Company’s website at investors.xoma.com/corporate-governance/governance-documents.

The committee will consider director candidates recommended by stockholders in writing, and a stockholder wishing to submit such a recommendation should send a letter to the Secretary of the Company at 2200 Powell Street, Suite 310, Emeryville, California 94608. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder and provide a complete listing of the candidate’s qualifications to serve on the Board, the candidate’s current principal occupation, most recent five-year employment history and current directorships, and a statement that the proposed nominee has consented to the nomination, as well as contact information for both the candidate and the author of the letter. Stockholders may also nominate candidates for consideration by our stockholders who are not first recommended to the Nominating & Governance Committee by following the procedures set forth in our bylaws. The Nominating & Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth below, based on whether or not the candidate was recommended by a stockholder.

To be considered by the Nominating & Governance Committee, a director nominee must have experience as a board member or senior officer of a company, have a strong financial background, be a leading participant in a field relevant to the Company’s business or have achieved national prominence in a relevant field as a faculty member, professional or government official. A director nominee must also possess the highest personal and professional ethics, integrity and values, an inquisitive and objective perspective, a sense for priorities and balance, the ability and willingness to devote sufficient time and attention to Board matters, and a willingness to represent the long-term interests of all our stockholders. In addition to these minimum requirements, the committee seeks director candidates based on a number of qualifications, including their independence, knowledge, judgment, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and complement the Board’s existing strengths.

The Board and the Nominating & Governance Committee continue the process of identifying and evaluating director nominees by seeking recommendations from a wide variety of contacts, which may include current executive officers and directors and industry, academic and community leaders. The Board or the committee may retain search firms to identify and screen candidates, conduct reference checks, prepare biographies for review by the committee and the Board and assist in setting up interviews. The Nominating & Governance Committee and one or more of the Company’s other directors interview candidates, and the committee selects and recommends to the full Board nominees that best suit the Company’s needs.

Audit Committee

The Audit Committee of the Board oversees the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee is primarily responsible for approving the services performed by the Company’s independent registered public accounting firm and reviewing the Company’s accounting practices and systems of internal accounting controls. It also oversees related-party transactions. The Audit Committee held four meetings in 2024 and consists of Mr. Limber (Chair), Ms. Hernday and Mr. Wyszomierski. Each of Mr. Limber, Ms. Hernday and Mr. Wyszomierski qualifies as an “audit committee financial expert,” as that term is defined in the rules and regulations established by the SEC, and all members of the Audit Committee are “financially literate” under Nasdaq listing rules. The Board has adopted a written charter for the Audit Committee, a copy of which is available on the Company’s website at investors.xoma.com/corporate-governance/governance-documents.

Report of the Audit Committee

In accordance with the rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

The Audit Committee has:

•

met with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting and discussed these matters with the Company’s independent registered public accounting firm and with appropriate Company financial personnel;

•	regularly met in executive session with the independent registered public accounting firm, which has unrestricted access to the Audit Committee;

•	recommended the appointment of the independent registered public accounting firm and reviewed periodically its performance and independence from management;

•	reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2024;

•	discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC rules; and

•

received the written disclosures and the letter from the independent auditor required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2024 for filing with the SEC.

AUDIT COMMITTEE OF BOARD OF DIRECTORS, Joseph M. Limber, Chair Natasha Hernday Jack L. Wyszomierski
This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Insider Trading Policy and Prohibitions on Derivatives, Hedging, Monetization and Other Transactions
We have adopted insider trading policies and procedures governing the purchase, sale and other transactions in Company securities by the Company’s directors, officers and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards.
Our insider trading policy prohibits certain transactions in our Common Stock, including short sales, puts, calls or other transactions involving derivative securities, hedging transactions, purchases of our Common Stock on margin or borrowing against an account in which our Common Stock is held, or pledging our Common Stock as collateral for a loan. Our management team oversees compliance with our insider trading compliance program and any material updates to the insider trading compliance program are subject to approval by our Board. Our Chief Financial Officer serves as our insider trading compliance officer.
In addition, from time to time, the Company may engage in transactions in its own securities, including share issuances and repurchases. The Company’s practices with respect to share issuances and repurchases, which are overseen by the Finance and Legal Departments (and, if appropriate, approved by the Board or appropriate committee), are designed to promote compliance with applicable insider trading and other securities laws, rules, regulations and listing standards. Transactions pursuant to equity-based compensation arrangements are conducted in accordance with the terms of the plans and agreements.
Compensation Committee Interlocks
None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Biographical and other information regarding our executive officers is set forth below. For Mr. Hughes’ biographical information, see “Nominees to the Board” above.

Thomas M. Burns, age 51, has been our Senior Vice President, Finance and Chief Financial Officer since March 2017. Mr. Burns joined the Company in August 2006 and since then has held various senior finance and accounting roles. He also previously served on the Board of Directors of Acorda Therapeutics from 2023 to 2024. He has over 25 years of experience in accounting and finance in both biotechnology and high-technology companies. Prior to his employment with the Company, he held multiple senior financial management positions at high-technology companies, including Mattson Technology, IntruVert Networks (acquired by McAfee), Niku Corporation (acquired by Computer Associates) and Conner Technology. Mr. Burns received his M.B.A. from Golden Gate University and his B.A. degree from Santa Clara University.

Bradley Sitko, age 44, has been our Chief Investment Officer since January 2023. Mr. Sitko served as Managing Director, Strategic Finance, at RTW Investments, LP, a global, full life-cycle investment firm in the biopharmaceutical and medical technology sectors from November 2019 to January 2023, where he led the royalty monetization, structured finance and alternatives efforts of the firm. He also served as a member of the Board of such firm’s Irish collective asset-management vehicle (ICAV), RTW Investments ICAV. During that same time, he was Chief Financial Officer of Ji Xing Pharmaceuticals Limited (now, CORXEL Pharmaceuticals), a Shanghai-based biopharmaceutical company, incubated by RTW Investments, LP with responsibilities involving company formation, scaling operations, fundraising, and in-licensing of biotech assets. From March 2015 to November 2019, Mr. Sitko served as Vice President, Finance, Operations and Corporate Development of DNAnexus, Inc., a genetic data management company, with responsibilities involving restructuring and recapitalization, fundraising, finance and operations, strategic planning and industry partnerships. Mr. Sitko also served as a Director at MTS Health Partners, an investment bank, from October 2008 to March 2015, where he advised on royalty monetization, financing, restructurings, and mergers and acquisitions within the biopharmaceutical and healthcare services sectors. Mr. Sitko received a B.A. in History and Sociology of Science from the University of Pennsylvania and an M.B.A. from Columbia Business School.

PROPOSAL 2—RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and has directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the annual meeting. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.

We have been informed by Deloitte & Touche LLP that, to the best of its knowledge, neither it nor any of its members or associates has any direct financial interest or material indirect financial interest in XOMA or our affiliates.

Stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of XOMA and our stockholders.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

Fees Billed by Deloitte & Touche LLP during 2024 and 2023

Deloitte & Touche LLP has served as our independent registered public accounting firm since 2018. The total fees billed and expected to be billed by Deloitte & Touche LLP, or its associated entities, for the services rendered during the last two fiscal years are as follows:

	Year Ended December 31,
	2024	2023
Audit Fees(1)	$1,321,498	$897,065
Audit Related Fees	—	—
Tax Fees(2)	212,620	—
All Other Fees(3)	1,895	1,895

Total Fees	$1,536,013	$898,960

(1)

Audit Fees include the audit of annual financial statements included in the Annual Reports on Form 10-K, reviews of quarterly financial statements included in Quarterly Reports on Form 10-Q, consultations on matters addressed during the audit or quarterly reviews, and services provided in connection with SEC filings, including consents and comfort letters. This category also includes fees for services incurred in connection with nonrecurring transactions completed in each of 2024 and 2023.

(2)	Tax fees related to services provided subsequent to our acquisition of Kinnate Biopharma Inc. in April 2024.
(3)	All Other Fees include fees for a technical research tool subscription service.

Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures requiring the pre-approval of all audit and permissible non-audit services provided by the Company’s independent accountants. Pre-approval generally is provided for up to one year, is detailed as to the particular service or category of services and generally is subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence, whether the independent accountants are likely to provide the most effective and efficient service based on their familiarity with the Company, and whether the services would enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee has delegated pre-approval authority to its Chair, who must report any decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved 100% of all audit and other services provided by Deloitte & Touche LLP, our current independent registered public accounting firm, in 2023 and 2024, in accordance with these procedures.

PROPOSAL 3—APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF DELAWARE TO THE STATE OF NEVADA BY CONVERSION

The Board has approved a proposal to reincorporate the Company, by conversion, from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”). We refer to the conversion of the Delaware Corporation into the Nevada Corporation as the “Reincorporation.” In this Proposal 3, stockholders are being asked to approve the Reincorporation, including the Plan of Conversion, the Nevada Articles of Incorporation (the “Nevada Charter”), and the other documents and transactions contemplated by the Reincorporation, and the Board recommends a vote in favor. Upon the completion of the Reincorporation, the Company will become a Nevada corporation and will continue to operate its business under its current name, XOMA Royalty Corporation.

Reasons for Reincorporation

Historically, Delaware has dominated the market for incorporations for public companies. More recently, other states have amended their corporation laws and otherwise sought to make their jurisdictions more attractive as a place of incorporation. Nevada in particular has developed and advanced its corporate laws in order to provide businesses with a modern and predictable corporate governance framework, and as a result, Nevada has begun to compete with Delaware for public company incorporations. The Board took a balanced approach and considered various factors in reaching its decision to approve the Reincorporation and to recommend that our stockholders vote in favor of this proposal. As described below, the Board believes that there are several important reasons the Reincorporation is in the best interests of the Company and its stockholders and that stockholders’ rights under Nevada law will be substantially similar to those under Delaware law.

Anticipated Financial Benefits and Cost Savings. We believe that the Reincorporation will result in significant financial benefits to the Company, including, but not limited to, the following:

•

We anticipate annual tax savings of close to approximately $198,000. As discussed below, for Fiscal 2024, we paid approximately $200,000 in Delaware franchise taxes. We anticipate that, if we remain a Delaware Corporation, for Fiscal 2025, our Delaware franchise taxes will be approximately the same as 2024 (based on our current capital structure and assets). By comparison, if we reincorporate in Nevada, our annual fees currently are expected to consist of an annual Nevada state business license fee of $500, and a fee of $1,225 for filing the Company’s annual list of directors and officers, which is based on the number of authorized shares and their par value.

•

We anticipate potential cost savings in Director and Officer (“D&O”) insurance premiums from expected reductions in the future of litigation and litigation costs, including attorneys’ fees, which can be significant for corporate litigation.

More Predictability and Certainty in Decision-making. The Board believes Nevada law is more advantageous than Delaware law because Nevada courts follow a more statute-based approach to director and officer duties, that is less dependent upon the vagaries of judicial interpretation and therefore tends to be more stable, predictable and efficient than decisions rendered under Delaware law, which largely consists of judicial decisions that develop and potentially shift over time. Recent Delaware Chancery Court decisions have raised questions in the market about the predictability of the Delaware courts, thus, in the Board’s view, undermining what was previously touted as a significant benefit of incorporating in Delaware. Uncertainty as to what standards of conduct govern corporate decision-making, and how a court may rule with respect to the propriety of a transaction after the fact, can have a chilling effect on corporate decision-making, particularly where directors and officers face risk (even if unlikely) of personal liability, which could result in a company not engaging in transactions potentially beneficial to its stockholders. In addition, the imposition of onerous standards of post hoc judicial review, including standards that can preclude the possibility of obtaining dismissal of claims at the pleading stage, thereby encouraging litigation from the corporate plaintiff’s bar, can manufacture unnecessary friction and delay that may discourage pursuit of transactions the Board might otherwise believe to be in the best interests of the Company and its stockholders. The Board believes that Nevada’s statute-based approach provides greater certainty for corporate decision-making, which in turn will benefit our stockholders by reducing artificial friction or undue hesitation and allowing the Company to more fully consider and potentially enter into advantageous business opportunities that our Board believes to be in the best interest of the Company and our stockholders.

Reduces Risk of Opportunistic and Frivolous Litigation. In recent years there has been an increased risk of opportunistic and frivolous litigation for Delaware public companies, which has made Delaware a less attractive place of incorporation due to the substantial costs associated with defending against such suits. Over the years, we have been subjected to stockholder demands and litigation claims arising under Delaware law, which has resulted in the Company’s incurring substantial legal fees and expenses and may have caused increases in our D&O insurance premiums from time to time. For example, we may be subject to stockholder books and records inspection demands, pursuant to Section 220 of the Delaware General Corporation Law (the “DGCL”), purportedly seeking to investigate alleged mismanagement and wrongdoing, which, in turn, may cause us to expend substantial legal fees and costs in responding to such demands, in addition to the time and distraction for our management team in gathering records and providing information to our lawyers. Although, Section 220 of the DGCL was amended on March 25, 2025 (the “2025 DGCL Amendments”) to narrow the scope of such demands and increase the burden on stockholders for obtaining such records, we still expect fewer frivolous books and records demands under Nevada law as inspection rights are more restricted for stockholders of a public company like XOMA. Specifically, under the Nevada Revised Statutes (the “NRS”), the right of a stockholder of record to inspect books of account and financial statements does not apply to a corporation that furnishes stockholders a detailed, annual financial statement or that has filed certain reports required pursuant to the Exchange Act during the preceding 12 months.

Attracting Qualified Directors and Officers. Although both Delaware and Nevada law afford some protections to directors and officers in the form of exculpation from potential liability for money damages for certain acts in their capacities as directors and officers, Nevada law affords potentially greater protections. Specifically, Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of the duty of care, but not for breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct, or a knowing violation of law. Moreover, pursuant to a recent amendment to the DGCL, similar protections can be extended to senior officers of Delaware corporations in certain circumstances, but officers cannot be protected to the same degree as directors. For example, the DGCL does not permit a corporation to exculpate officers for breaches of the duty of care in claims asserted derivatively. By contrast, and notwithstanding the 2025 DGCL Amendments, which provide greater protection of directors and officers from liability for conflict of interest transactions in certain cases, Nevada law provides a broader exclusion of individual liability of both officers and directors to a company and its stockholders. Specifically, under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in their capacity as a director or officer unless (a) the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company, has been rebutted, and (b) it is proven that (i) the director’s or officer’s act or failure to act constituted a breach of their fiduciary duties as a director or officer, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of law. Thus, as a practical matter, for any acts occurring after the Reincorporation, the Reincorporation will generally result in, among other things, the elimination of any liability of an officer or director for a breach of fiduciary duty, unless arising from intentional misconduct, fraud or a knowing violation of law. By reducing the risk of lawsuits being filed against the Company’s directors and officers, the Board believes the Reincorporation may, among other things, help us attract and retain qualified management and directors.

Summary and Additional Context. In summary, for the reasons discussed above, the Board believes that the Reincorporation is in the best interests of the Company and its stockholders. In the Board’s view, the increased certainty offered by Nevada law around corporate decision-making for transactions that the Board determines to be in the best interest of the Company and its stockholders, coupled with an expected reduction in the risk of litigation challenging those transactions (except in the specific circumstances recognized by Nevada law), is expected to promote the pursuit of value-enhancing business strategies, help reduce the Company’s exposure to the substantial costs of corporate litigation and enhance stockholder value over the long term.

As also discussed above, the Reincorporation could potentially provide us greater flexibility to consider and engage in certain types of corporate transactions that might provide stockholders an opportunity to realize greater value for their shares in the Company that the Board determines to be in the best interests of our stockholders. Nevada has enacted a statute codifying the business judgment rule, and this statute has been interpreted by the Nevada Supreme Court as mandating application of the business judgment rule to transactions that, under Delaware law, may be subject to judicial review under the entire fairness standard. Although the 2025 DGCL Amendments restore the business judgment rule as the standard of review for corporate acts on transactions involving a controlling stockholder (other than going private transactions) approved by either a special committee of independent and disinterested directors or disinterested stockholders, such an approval may remain impractical in certain instances. As a result, the Reincorporation may allow the Company to accomplish certain types of transactions with a reduced risk of litigation and/or a court overturning the business decisions of our Board, to the detriment of the Company and its stockholders.

No such transactions potentially implicating the entire fairness standard under Delaware law are currently being discussed or considered by the Board. Consequently, the Reincorporation is not being proposed to prevent a change in control, or as a response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board. Nevertheless, certain effects of the proposed Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. See “Anti-Takeover Implications of the Reincorporation” below for additional information.

Continuation of Good Governance Practices and Stockholder Rights. In connection with the Reincorporation, we considered our existing best practices and stockholder rights, which are expected to continue at the Nevada Corporation:

•	Majority of independent directors, and entirely independent key committees

•	Independent Chairman of the Board

•	All directors elected annually (no classified board)

•	No dual class common stock structure

In addition, Nevada law will provide our stockholders the ability to remove directors without cause. The Board is committed to robust corporate governance and believes in maintaining policies and practices that serve the interests of the Company and all of its stockholders.

Principal Terms of the Reincorporation

The Reincorporation would be effected through a conversion pursuant to Section 266 of the DGCL as set forth in the Plan of Conversion, which is included as Appendix A to this proxy statement. Approval of this Proposal 3 will constitute approval of the Plan of Conversion and the other documents contemplated by the Reincorporation. The Plan of Conversion provides that we will convert from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the NRS. Pursuant to Section 92A.250 of the NRS, the Reincorporation is a continuation of the existence of the constituent entity.

The Plan of Conversion provides that, upon the Reincorporation, each outstanding share of common stock of the Delaware Corporation will be automatically converted into one outstanding share of common stock of the Nevada Corporation. Securityholders will not have to exchange their existing stock certificates for new stock certificates. At the same time, upon the Reincorporation, each outstanding right to acquire shares of common stock of the Delaware Corporation will automatically become a right to acquire an equal number of shares of common stock of the Nevada Corporation under the same terms and conditions.

The Plan of Conversion further provides that, upon the Reincorporation, each outstanding share of the Delaware Corporation’s 8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share, each outstanding share of the Delaware Corporation’s 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share, and each outstanding share of the Delaware Corporation’s Series X Preferred Stock, par value $0.05 per share (collectively, the “Preferred Stock”), will be automatically converted into one outstanding share of the corresponding series of the Nevada Corporation’s preferred stock, the respective certificates of designation for which will provide for terms that are substantively identical with those of the Delaware Corporation’s certificates of designations for the Preferred Stock.

The Board currently intends that the Reincorporation will occur as soon as practicable following the Annual Meeting. If the Reincorporation is approved by our stockholders, it is anticipated that the Reincorporation will become effective at the date and time (the Effective Time) specified in each of (i) the Articles of Conversion to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.205 and NRS 92A.230; and (ii) the Certificate of Conversion to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 262 of the DGCL. However, the Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the Effective Time of the Reincorporation, whether before or after the approval by the Company’s stockholders, should the Board determine for any reason that the consummation of the Reincorporation should be delayed or terminated because it is inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effects of the Reincorporation

Following the Reincorporation, the Company will be governed by the NRS instead of the DGCL, as well as by the form of the Nevada Charter and the form of Nevada Bylaws (the “Nevada Bylaws”), included as Appendix B and Appendix C, respectively, to this proxy statement. Approval of this Proposal 3 will constitute approval of the Nevada Charter and Nevada Bylaws. Our current Certificate of Incorporation (as amended, the “Delaware Charter”), and our current bylaws (the “Delaware Bylaws”) will no longer be applicable following completion of the Reincorporation. Copies of the Delaware Charter and Delaware Bylaws are available as Exhibits 3.1 and 3.10 of our Annual Report on Form 10-K for the year ended December 31, 2024, which is available to the public over the Internet at the SEC’s website at http://www.sec.gov.

Following completion of the Reincorporation, in addition to being governed by the Nevada Charter, Nevada Bylaws and the NRS, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Reincorporation, all the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.

There will be no change in our business, properties, assets, liabilities, obligations or management because of the Reincorporation. Similarly, our directors and officers immediately prior to the Reincorporation will continue to serve in the same capacity immediately following the completion of the Reincorporation. We will also continue to maintain our headquarters in California.

No Stock Exchange Listing or Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Reincorporation, and its common stock will continue to be listed on The Nasdaq Global Market and traded under the symbol “XOMA.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our stockholders were in prior to the Reincorporation.

Key Differences Between Delaware Charter and Bylaws and the Nevada Charter and Bylaws

The Nevada Charter and Nevada Bylaws differ in several respects from the Delaware Charter and Delaware Bylaws, respectively. Set forth below is a table summarizing certain material differences in the rights of our stockholders under Nevada and Delaware law, and under the respective charters and bylaws. This summary does not attempt to address each difference, but instead focuses on those differences which we believe are most relevant and material to our stockholders. This summary is qualified in its entirety by reference to the NRS, the Nevada Charter, the Nevada Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

Provision	Delaware	Nevada
With Respect to the Board of Directors

Limitation of Liability for Directors and Officers	The Delaware Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.	The liability of directors and officers of the Company shall be eliminated or limited to the fullest extent permitted by the NRS. In accordance with the default provisions in the NRS, this provision does not exclude exculpation for breaches of duty of loyalty and covers both directors and officers.

Stockholder Ability to Remove Directors	The DGCL generally provides that any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.	The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares (or class or series of shares, if directors can be elected by a particular class or series of shares) of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors.

Committees of the Board	The Delaware Bylaws and the DGCL do not allow the Board to delegate to any Board committee the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election of directors) expressly required by the DGCL to be submitted to stockholders for approval or (ii) adopting, amending or repealing any of the bylaws.	The Nevada Bylaws and NRS do not restrict the ability of the Board to delegate the full powers of the Board to one or more committees.

Provision	Delaware	Nevada
With Respect to Distributions and Notice to Stockholders, Proxies and Inspection Rights

Distributions to Stockholders	Under the DGCL, payment of dividends requires the satisfaction of certain financial tests.	Under the NRS, the payment of distributions requires the satisfaction of statutory balance sheet and insolvency tests; however, the Nevada Charter opts out of the statutory balance sheet test, as permitted under NRS 78.288(2)(b), making it less cumbersome for the Company to issue distributions.

Electronic Notice	The Delaware Bylaws permit giving notice to directors by electronic transmission.	The Nevada Bylaws permit giving notice to directors and stockholders by electronic transmission.

Proxies	Under the DGCL, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.	Under the NRS, proxies are valid for six months from the date of creation, unless the proxy provides for a longer period of up to seven years.

Inspection Right	The DGCL grants any stockholder the right to inspect certificate, bylaws, minutes and signed consents of stockholder meetings, formal communications to stockholders as a whole, minutes and resolutions of the board and committees, materials provided to the board and committees, annual financial statements, Section 122(18) (i.e., Moelis) agreements, and director independence questionnaires within three years of the demand for a proper purpose. A stockholder demand must describe its purpose and the records it seeks with reasonable particularity.	The NRS and the Nevada Bylaws do not provide for comparable inspection rights, although in certain circumstances, the NRS also imposes certain requirements on length and amount of stock ownership before a stockholder can make a demand to inspect and make copies of corporate records, including the articles, bylaws and stock ledger. However, the inspection rights of a stockholder of a public company seeking books and records are generally limited under Nevada law. Under the NRS, the right of a stockholder of record to inspect books of account and financial statements does not apply to a corporation that furnishes stockholders a detailed, annual financial statement or that has filed certain reports required pursuant to the Exchange Act during the preceding 12 months.

Comparison of Stockholder Rights Under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Reincorporation, the rights of the Company’s stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Reincorporation. The following discussion does not provide a complete description of the differences that may affect your rights as a stockholder. This summary is qualified in its entirety by reference to the NRS and DGCL, as well as to the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock

Under both Delaware and Nevada law, stockholders must approve an increase or decrease in the number of authorized shares in accordance with the provisions of the applicable statutes. The NRS also allows the board of directors of a Nevada corporation, unless otherwise provided in the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of the same class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, as long as the action taken (i) does not adversely change or alter any right or preference of the stockholders and (ii) does not include any provision pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision. In such circumstances, the proposed increase or decrease must be approved by the stockholders holding a majority of the voting power of the affected class or series. The Nevada Charter does not alter the statutory default provisions.

Cumulative Voting

Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder, multiplied by the number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors if certain procedures are followed.

The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies

Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board. Both the Delaware Bylaws and Nevada Bylaws follow this default provision.

Removal of Directors

Under the DGCL, the holders of a majority of each class of shares of the issued and outstanding stock entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board or (ii) the corporation has cumulative voting.

The NRS requires the vote of the holders of at least two-thirds of the voting power of shares (or class or series of shares, if directors can be elected by a particular class or series of shares) of the issued and outstanding stock entitled to vote in order to remove a director or all of the directors.

Fiduciary Duties and Business Judgment

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions (such as Delaware), fiduciary duties of directors and officers are codified in the NRS. As a matter of statute, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be based upon: (i) advice or information provided by legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent; and (ii) the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and relates to matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Both Delaware and Nevada law extend the statutory protection for reliance on such persons to corporate officers. The Nevada directors and officers will, therefore, be subject to their statutory duties and protections as set forth above.

Flexibility for Decisions, Including Takeovers

Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally protected by the statutory business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists, and if the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. The NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation, upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time, the corporation or any successor would be or become insolvent and subjected to bankruptcy proceedings.

Significantly, the DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Instead, in a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, is significantly greater than that granted to directors of Delaware corporations. In light of the Nevada constituency statute, our Board will have greater discretion in determining the appropriate factors to take into consideration when making corporate decisions than they currently have under Delaware law.

Limitation on Personal Liability of Directors and Officers

The NRS and the DGCL each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminates or limits the personal liability of directors and officers to the corporation or its stockholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

The DGCL permits corporations to adopt charter provisions exculpating directors from monetary liability to the corporation and its stockholders for breaches of the directors’ duty of care, but the statute precludes liability limitation for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, and for paying dividends or repurchasing stock out of other than lawfully available funds. With respect to a corporation’s most senior officers, namely the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in the Company’s most recent SEC filings or who otherwise consent to jurisdiction under Delaware’s long-arm statute applicable to directors and officers of Delaware corporations, the DGCL authorizes similar limitations of liability, but only in connection with direct claims brought by stockholders, including class actions. The DGCL does not, however, authorize a limitation on liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of their fiduciary duties as a director or officer, and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not distinguish the duty of loyalty or transaction from which a director derives an improper personal benefit, but does, pursuant to NRS 78.300, impose limited personal liability on directors for distributions made in violation of NRS 78.288. Further, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. Both the DGCL and the NRS permit limitation of liability which applies to both directors and officers, though the NRS also expressly applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary for a corporation to adopt provisions in its articles of incorporation limiting personal liability of directors or officers, as this limitation is provided by statute.

The Delaware Charter provides for exculpation of directors, but not officers, to the fullest extent permitted by the DGCL. As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. The Nevada Charter does not alter the statutory default provisions.

Indemnification

The NRS and the DGCL each have statutory mechanisms that permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions’ statutory indemnification mechanisms permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover under these statutory provisions as long as they acted in good faith and believed their actions were either in the best interests of or not opposed to the best interests of the corporation. Under the indemnification mechanism provided under the NRS, the person seeking indemnity may also be indemnified if they are not held liable for breach of their fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe their conduct was unlawful. The articles of incorporation may provide for further indemnification than that described in the statutory mechanism provided under the NRS.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

Under the statutory indemnification mechanism in either jurisdiction, no corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed to the statutory provisions governing indemnity. Similarly, under the statutory indemnification mechanisms under the NRS, the corporation through its stockholders, directors or independent counsel must determine that the indemnification is proper.

The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. However, unless otherwise ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification of our directors and officers to the fullest extent permitted by their respective laws, which is necessary to ensure that we can attract high-quality and experienced directors.

Advancement of Expenses

The DGCL and NRS have substantially similar provisions regarding advancement of expenses by a corporation of its officers, directors, employees and agents.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that they are not entitled to be indemnified by the corporation as authorized under the DGCL. A Delaware corporation has the discretion to decide whether or not to advance such defense expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

The NRS similarly provides that unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay defense expenses of a director or officer in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that they are not entitled to be indemnified by the corporation. Similar to Delaware, such advancement of expenses would be discretionary unless the articles of incorporation, the bylaws, or an agreement made by the corporation requires the corporation to pay such expenses upon receipt of such an undertaking.

Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification of directors and officers under their respective laws, as described above.

Director Compensation

The DGCL does not have a specific statute governing either the establishment of director compensation, or the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence. The Company’s Board after Reincorporation will establish the compensation of its directors, as it did before the Reincorporation.

Action By Written Consent of Directors

Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Neither the Delaware Charter or Delaware Bylaws, nor the Nevada Charter or Nevada Bylaws, limits the type or nature of a board action taken by written consent.

Actions By Written Consent of Stockholders

Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders, consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent notice requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws. Both the Delaware Charter and the Nevada Charter permit only unanimous stockholder action by written consent.

Dividends and Distributions

Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (this clause (ii) condition, the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable under the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable under the circumstances. The Nevada Charter eliminates the Company’s requirement to comply with the Balance Sheet Test with respect to any distribution. The payment of distributions following the consummation of the Reincorporation will be within the discretion of the Board. The Board anticipates that the Company will make distributions to stockholders in the foreseeable future.

Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL, and NRS 78.411 through 78.444.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations. However, NRS 78.411 through 78.444 regulate business combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors or unless the combination is approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, a combination remains prohibited unless (i) it is approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. These combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL and the Company does not opt out of the business combination provisions of NRS 78.411 through 78.444 under the Nevada Charter. Since the Nevada Charter, as the original articles of incorporation in Nevada, does not include such an opt-out, any opt-out of the business combinations provisions of the NRS must be contained in an amendment to the Nevada Charter approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Acquisition of Controlling Interests

In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 through 78.3793. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly or through an affiliated corporation in Nevada. NRS 78.378(2) provides that the corporation, by virtue of its articles of incorporation, bylaws or resolutions adopted by directors, may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Charter and the Nevada Bylaws, the Company does not opt out of these provisions.

For discussion on fiduciary duties of directors and officers in the context of the Company making an acquisition or being acquired, please see sections “Fiduciary Duties and Business Judgment,” “Flexibility for Decisions, Including Takeovers” and “Limitation on Personal Liability of Directors and Officers” in this Proposal 3.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or sale involving substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Delaware Charter does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Also under the NRS, holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000, and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof. The NRS prohibits a dissenting stockholder from voting their shares or receiving certain dividends or distributions after their dissent. As with the Delaware Charter and the Delaware Bylaws, the Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. The NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Currently, under the Delaware Bylaws, a special meeting of stockholders may be called by a majority vote of the board, the Chief Executive Officer or requested by stockholders holding at the date of such request not less than one-tenth of the voting power of the shares of capital stock. The Nevada Bylaws provide for the same.

Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting.

Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall a quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series, or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that (i) the holders of a majority in voting power of the shares issued and entitled to vote thereat, present in person or represented by proxy at the commencement of the meeting, shall constitute a quorum at all meetings of the stockholders for the transaction of business, (ii) directors shall be elected by a plurality of the votes cast, and (iii) any other question brought before a meeting shall be decided by a majority of the votes cast, unless otherwise provided by the certificate of incorporation, bylaws, or law, rule or regulation applicable to the Company.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws provide that, unless otherwise required by law or the articles of incorporation of the Company, (i) the holders of a majority in voting power of the shares issued and entitled to vote thereat, present in person or represented by proxy at the commencement of the meeting, shall constitute a quorum at all meetings of the stockholders for the transaction of business, (ii) directors shall be elected by a plurality of the votes cast and (iii) any other question brought before a meeting shall be decided by a majority of the votes cast, unless otherwise provided by the articles of incorporation, bylaws, or any law, rule or regulation applicable to the Company.

Bylaws Amendment

The DGCL provides that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The DGCL states that the fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws. The Delaware Charter and the Delaware Bylaws do not currently expressly confer the power to adopt, amend or repeal bylaws upon the Board. If Proposal 4 is approved, the Delaware Charter and Delaware Bylaws will confer the authority to adopt, amend or repeal bylaws on the Board. See Proposal 4 for more information.

The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The NRS also provides that the articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. If Proposal 4 is approved, the Nevada Charter and the Nevada Bylaws will confer the authority to adopt, amend or repeal bylaws on the board. See Proposal 4 for more information.

Stockholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from certificate, bylaws, minutes and signed consents of stockholder meetings, formal communications to stockholders as a whole, minutes and resolutions of the board and committees, materials provided to the board and committees, annual financial statements, Section 122(18) (i.e., Moelis) agreements, and director independence questionnaires within three years of the demand for a proper purpose. In the event that the corporation does not have specified books and records, including minutes of board and committee meetings, actions of board or any committee, financial statements and director and officer independence questionnaires, the Court of Chancery may order the production of additional corporate records necessary and essential for the stockholder’s proper purpose. A stockholder demand must describe its proper purpose and the records it seeks with reasonable particularity. A proper purpose is one reasonably related to such person’s interest as a stockholder. Information from books and records obtained by a stockholder from a production under Section 220 will be deemed to be incorporated by reference into any complaint filed by or at the direction of a stockholder on the basis of information obtained through a demand for books and records.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours

(i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to their interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. In addition, the board of directors may condition such inspection on the stockholders exercising such rights to enter into and comply with a confidentiality agreement having such terms and scope as reasonably related to protecting the legitimate interests of the corporation. However, these rights do not apply to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for their own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for their own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Other Considerations

Potential Risks and Disadvantages of the Reincorporation

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted modern and flexible statutes that it periodically updates and revises to meet changing business needs, to date Nevada case law concerning the application of its statutes and regulations is not as developed as Delaware case law. As a result, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination about issues concerning the Company’s governance without clear guidance or precedent, the Company and its stockholders may experience less predictability with respect to whether certain corporate decisions or transactions are proper and/or the extent to which stockholders maintain the right to challenge such decisions or transactions. Recent Nevada Supreme Court cases such as Wynn Resorts v. Eighth Judicial Dist. Court, 399 P.3d 334 (Nev. 2017), Chur v. Eighth Judicial District Court, 458 P.3d 336 (Nev. 2020), and Guzman v. Johnson, 483 P.3d 531 (Nev. 2021), have emphasized application of the plain meaning of the statutes enacted by the Nevada Legislature, which is consistent with the directive of NRS 78.012(3): “The plain meaning of the laws enacted by the Legislature . . . including, without limitation, the fiduciary duties and liability of the directors and officers of a [Nevada] corporation set forth in NRS 78.138 and 78.139, must not be supplanted or modified by laws or judicial decisions from any other jurisdiction.” However, that same statute expressly provides that directors and officers of Nevada corporations “may be informed by the laws and judicial decisions of other jurisdictions and the practices observed by business entities in any such jurisdiction” without such actions constituting or indicating a breach of fiduciary duty. Further, in the absence of Nevada law, Nevada courts have historically looked to Delaware law for guidance. See, e.g., Brown v. Kinross Gold U.S.A., Inc., 531 F. Supp. 2d 1234, 1245 (D. Nev. 2008) (“the Nevada Supreme Court frequently looks to the Delaware Supreme Court and the Delaware Courts of Chancery as persuasive authorities on questions of corporation law”). Thus, it is possible that a Nevada court could reach a similar conclusion as the Delaware Court of Chancery in an area where the two jurisdictions have similar laws, or in an instance where Nevada law is silent but Delaware has addressed the issue.

Also, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware, whose corporate laws may be less understood or perceived to be less responsive to stockholder rights or demands.

The Company will also incur certain non-recurring costs in connection with the Reincorporation, including legal and other transaction costs. A significant portion of these costs have already been incurred or will be incurred regardless of whether the Reincorporation is ultimately approved and completed, and additional unanticipated costs may be incurred in connection with the Reincorporation.

Regulatory Matters

The consummation of the Reincorporation requires the filing of the Articles of Conversion and the Nevada Charter with the office of the Nevada Secretary of State and the Certificate of Conversion with the Office of the Secretary of State in Delaware. No other regulatory or governmental approvals or consents will be required in connection with the Reincorporation.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates.

No Material Accounting Implications

Effecting the Reincorporation is not expected to have any material accounting implications for the Company.

Certain Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations to U.S. Holders (as defined below) of the Reincorporation. The discussion does not purport to be a complete analysis of all potential tax considerations. The considerations of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (“Treasury Regulations”), judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax considerations of the Reincorporation.

This discussion is limited to a U.S. Holder that holds the Company stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax considerations relevant to a U.S. Holder’s particular circumstances, including without limitation the effect of the Medicare contribution tax on net investment income, the alternative minimum tax, or the special tax accounting rules under Section 451(b) of the Code. In addition, it does not address considerations relevant to U.S. Holders subject to special rules, such as:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	U.S. Holders whose functional currency is not the U.S. dollar;

•	persons holding the Company stock as part of a hedge, straddle or other risk-reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies and other financial institutions;

•	real estate investment trusts or regulated investment companies;

•	brokers, dealers or traders in securities or other persons that elect to use a mark-to-market method of accounting for their holdings in the Company stock;

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell the Company stock under the constructive sale provisions of the Code;

•	persons who hold or receive the Company stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•	tax-qualified retirement plans; and

•	persons that own, or have owned, actually or constructively, more than 5% of the Company stock.

If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds the Company stock, the tax treatment of a partner in such partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, a partnership holding Company stock and each partner in such partnership is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of the Reincorporation.

For purpose of this discussion, a “U.S. Holder” is any beneficial owner of the Company stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that: (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code); or (ii) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This discussion is for informational purposes only and is not tax advice. Each investor is urged to consult its tax advisor with respect to the application of the U.S. federal income tax laws to its particular situation as well as any tax considerations of the Reincorporation arising under U.S. federal estate or gift tax laws, the laws of any state, local or non-U.S. taxing jurisdiction or any applicable income tax treaty.

Treatment of the Reincorporation

The Reincorporation is intended to qualify as a “reorganization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(F) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reincorporation. A U.S. Holder will have the same aggregate basis in its Nevada Corporation stock after the Reincorporation as such U.S. Holder had in the corresponding Delaware Corporation stock immediately before the Reincorporation. A U.S. Holder’s holding period in the Nevada Corporation stock immediately after the Reincorporation will include such U.S. Holder’s holding period in the corresponding Delaware Corporation stock immediately before the Reincorporation. Each U.S. Holder of shares of Company stock acquired on different dates and at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.

Tax Reporting

Assuming the Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, each U.S. Holder that receives shares of Delaware Corporation stock in the Reincorporation is required to retain permanent records pertaining to the Reincorporation and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis and fair market value of all transferred property, and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Each U.S. Holder who owned at least five percent (by vote or value) of the total outstanding stock of the Company or who owned securities in the Company stock with a basis of $1,000,000 or more is required to attach a statement to its tax returns for the year in which the Reincorporation is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the U.S. Holder’s tax basis in the holder’s Company stock and the fair market value of such stock. Each U.S. Holder is urged to consult with its tax advisor to comply with these rules.

This discussion of U.S. federal income tax considerations of the Reincorporation is for general information purposes only and is not intended to be, and should not be construed as, tax advice. Determining the actual tax considerations of the Reincorporation to a holder may be complex and will depend on such holder’s specific situation and on factors that are not within the Company’s knowledge or control. Each holder is urged to consult its tax advisor with respect to the application of U.S. federal income tax laws to its specific situation as well as any tax considerations arising under the U.S. federal estate or gift tax rules or under the laws of any state, local, non-U.S. or other taxing jurisdiction.

Anti-Takeover Implications of the Reincorporation

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or to obtain representation on the Board. Nevertheless, certain effects of the Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by a board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation, and the most effective deployment of corporate assets.

The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, the Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; for example, both the Delaware Charter and Nevada Charter allow the Board alone to fill any directorship vacancies. Notwithstanding these similarities, as discussed above, there are several differences between Nevada and Delaware law and between the governing documents of the Delaware Corporation and the Nevada Corporation that could have a bearing on unapproved takeover attempts.

The Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this proxy statement, if warranted from time to time in the judgment of the Board.

Interests of Certain Persons

There are currently no known pending claims or lawsuits against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. Nevertheless, in reaching its decision to approve the Reincorporation and to recommend that our stockholders vote in favor of this proposal, the Board was aware and considered that a potential litigant might argue, and a court could determine, under Delaware law, that the directors and officers of the Company have an interest in the Reincorporation to the extent that it might afford them greater limitations on liability under Nevada law for acts in their capacities as directors and officers occurring after the Reincorporation.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4—APPROVAL OF PROPOSAL TO AUTHORIZE THE BOARD TO UNILATERALLY AMEND THE BY-LAWS

Background

The Company’s Delaware Charter and Delaware Bylaws (together, the “Delaware Organizational Documents”) currently limit the ability of the Board to amend the Delaware Bylaws (the “Bylaws Amendment Limitation”). Section 1 of Article IX of the Delaware Bylaws currently states:

No provision in these By-laws shall be rescinded, altered or amended and no new provision in these By-laws shall be made until the same has been approved by either: (a) a resolution of the stockholders or (b) a resolution of each of the Board of Directors and stockholders.

Article Fifth of the Delaware Charter currently states:

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Company is expressly authorized to make, rescind, alter and amend the by-laws of the Company, provided that no provision in the by-laws of the Company shall be rescinded, altered or amended and no new provision in the by-laws of the Company shall be made until the same has been approved by either: (a) a resolution of the stockholders or (b) a resolution of each of the Board of Directors and stockholders.

The above-quoted provisions are remnants of the corresponding provisions of the Company’s legacy Cayman Islands organizational documents. In contrast, Section 109 of the DGCL permits corporations to expressly confer the power to adopt, amend or repeal bylaws upon the board of directors in their charters, and many companies do so. In this regard, 98% of Russell 3000 companies permit the board of directors to unilaterally amend the bylaws.

Reasons for Eliminating the Bylaws Amendment Limitation

The Board believes that the existing Delaware Charter and Delaware Bylaws of the Company are inadequate for our current and anticipated future needs and has determined that it would be in the best interests of the Company and its stockholders to expressly authorize the Board to amend the bylaws, consistent with market practice. We believe that the Board should be in a position to effect prompt bylaws changes in response to changes in corporate governance practices, identification of perceived risks to us that could be addressed by changes to our bylaws, and similar matters. If a stockholder resolution were to continue to be required to amend our bylaws, we may face future difficulties in obtaining such resolution in light of our number of stockholders and lack of a majority concentration of share ownership in a single stockholder. Even if we obtain such vote, the time lapse between calling a special meeting and receiving the required vote could be significant, thus preventing prompt Board action to address matters that require expedited amendment of our bylaws. Finally, eliminating the Bylaws Amendment Limitation would allow us to update for changes in Delaware law or, if Proposal 3 is approved, changes in Nevada law, both of which allow companies to expressly authorize their boards of directors to amend their bylaws, and reflect the prevalent practice among Delaware and Nevada corporations.

Effect of Approval

For the above-stated reasons, the Board recommends that the Company’s stockholders vote to eliminate the Bylaws Amendment Limitation to expressly authorize the Board to make, repeal, alter, amend and rescind, in whole or in part, the bylaws without the assent or vote of the stockholders in any manner not inconsistent with the DGCL or, if Proposal 3 is approved, the NRS. The proposed amendment, if approved by stockholders, will not divest or limit the power of stockholders to adopt, amend or repeal our bylaws. This Proposal 4 is not contingent upon the approval of Proposal 3 or any other proposal.

If Proposals 3 and 4 are approved, then Alternative 1 in Article V of the Nevada Charter in the form of Appendix B and the Alternative 1 in Article VIII of the Nevada Bylaws in the form of Appendix C, will be adopted.

If Proposal 4 is approved, but Proposal 3 is not approved, then:

Article FIFTH of the Delaware Charter will be amended as follows:

Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the Company. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding, the Board of Directors of the Company is expressly authorized to make, rescind, alter and amend the by-laws of the Company~~, provided that no provision in the by-laws of the Company shall be rescinded, altered or amended and no new provision in the by-laws of the Company shall be made until the same has been approved by either: (a) a resolution of the stockholders or (b) a resolution of each of the Board of Directors and stockholders~~. Except as otherwise provided in this Certificate of Incorporation (including the terms of any preferred stock designation that require an additional vote) or the by-laws of the Company, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the by-laws of the Company.

Section 1 of Article IX of the Delaware Bylaws will be amended as follows:

~~No provision in these By-laws shall be rescinded, altered or amended and no new provision in these By-laws shall be made until the same has been approved by either: (a) a resolution of the stockholders or (b) a resolution of each of the Board of Directors and stockholders.~~ In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal these By-laws. Except as otherwise provided in the Certificate of Incorporation (including the terms of any preferred stock designation that provides for a greater or lesser vote) or these By-laws, and in addition to any other vote required by law, the affirmative vote of the holders of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of these By-laws.

If Proposal 3 is approved, but Proposal 4 is not approved, then Alternative 2 in Article V of the Nevada Charter in the form of Appendix B and Alternative 2 in Article VIII of the Nevada Bylaws in the form of Appendix C, will be adopted.

If neither Proposal 3 nor Proposal 4 is approved, then the ability of the Board to make changes to the Delaware Bylaws will continue to be subject to applicable provisions of the existing Delaware Organizational Documents and the DGCL.

Possible Anti-Takeover Effects

The elimination of the Bylaws Amendment Limitation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or to obtain representation on the Board. Nevertheless, eliminating the Bylaws Amendment Limitation could be construed as having an anti-takeover effect. The Board could, subject to its fiduciary duties and applicable law, amend the Company’s bylaws for the purpose of resisting a third-party transaction that is favored by a majority of the stockholders, such as a hostile takeover bid, that would provide an above-market premium to the stockholders.

The Board could also, subject to its fiduciary duties and applicable law, amend the bylaws to make it more difficult for the stockholders to remove incumbent management and directors from office, even if such changes would be favorable to stockholders generally. Such a use of the authority granted to the Board through the addition of this provision to the Company’s organizational documents could render more difficult or discourage an attempt to acquire control of the Company through a transaction opposed by the Board, even if the transaction would be beneficial to stockholders.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

PROPOSAL 5—APPROVAL OF THE AMENDED AND RESTATED 2010 LONG TERM INCENTIVE AND STOCK AWARD PLAN

The Company’s Amended and Restated 2010 Long Term Incentive and Stock Award Plan (the “2010 Plan”) became effective on May 17, 2023, the date of approval by the Company’s stockholders. The stockholders originally approved the Long Term Incentive Plan on July 21, 2010, prior amendments to the Long Term Incentive Plan in May 2014, May 2016 and May 2017, and an amendment and restatement of the Long Term Incentive Plan in May 2019 and May 2021.

On March 31, 2025, the Board approved the proposed Amended and Restated 2010 Long Term Incentive and Stock Award Plan (the “Proposed A&R Plan”), which increases the shares of Common Stock available for issuance under the 2010 Plan by 880,000 shares, prohibits payment of dividends and dividend equivalents on unvested awards and makes other ministerial changes. The purpose of the 2010 Plan is to enable us to advance the interests of the Company by providing a means to attract, retain and motivate employees, consultants and directors of the Company and its subsidiaries, to provide for competitive compensation opportunities, to encourage long-term service, to recognize individual contributions and reward achievement of performance goals, and to promote the creation of long-term value for stockholders by aligning the interests of such persons with those of the stockholders.

If the Proposed A&R Plan is approved by the stockholders, we intend to file a Form S-8 with the SEC following the annual meeting of stockholders during the second or third quarter that covers the additional shares reserved for issuance under the Proposed A&R Plan.

Reasons for Seeking Stockholder Approval

The Board believes that it is in the best interest of the stockholders and the Company to increase the aggregate number of shares authorized for issuance under the 2010 Plan. We compete with many biotechnology and royalty aggregator companies to attract and retain talented employees at all levels, and equity awards are a critical component of our compensation philosophy and our annual compensation structure. Having the ability to grant equity awards, including stock options, performance stock units (“PSUs”), and other types of stock awards, is essential for us to be able to attract, motivate and retain a talented workforce. If we exhaust our remaining share reserve, we will be unable to issue new equity awards, including stock options, performance units, and other types of stock awards, to our new and existing employees, consultants, officers and directors, and this would seriously hamper our ability to provide a competitive pay package to current and prospective employees. Approval of the Proposed A&R Plan will allow us to continue to grant equity awards at levels the Board or Compensation Committee determines to be appropriate in order to attract new employees, consultants and directors, retain our existing employees, consultants and directors and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value.

While we recognize that equity awards may have a dilutive impact on existing stockholders, the Board believes that we have managed our existing equity reserves carefully, and that our current level of dilution and “burn rate” is reasonable.

Dilution and Overhang

The Board and our Compensation Committee carefully manage dilution and overhang in the administration of the 2010 Plan and our other equity incentive programs, including our 2015 Employee Stock Purchase Plan (the “ESPP”) and through the use of inducement awards. We generally measure overhang by dividing (i) the sum of the total number of outstanding equity awards and the total number of shares available for future grant under our equity incentive plans, by (ii) the sum of the total shares of common stock outstanding, the sum of the total number of outstanding equity awards and the total number of shares available for future grant under our equity incentive plans. As of March 31, 2025, our overhang was approximately 22%, and as a result of the Proposed

A&R Plan, our overhang would increase to approximately 26%. As of March 31, 2025, outstanding stock options to purchase 1,066,403 shares have an exercise price in excess of $19.93; excluding these stock options, our overhang decreases to approximately 16%, and as a result of the Proposed A&R Plan, our overhang excluding these stock options would be approximately 21%.

The following table sets forth information regarding outstanding equity awards (including inducement awards) and shares available for future awards under the 2010 Plan (without giving effect to the Proposed A&R Plan), and the shares available for future purchase under the ESPP.

As of March 31, 2025
Total number of shares of common stock subject to outstanding stock options	2,374,695
Weighted-average exercise price of outstanding stock options	$20.24
Weighted-average remaining term of outstanding stock options (years)	5.63 years
Total number of shares of common stock subject to outstanding full value awards (assuming achievement of all performance goals)	612,292
Total number of shares of common stock available for grant under the 2010 Plan	118,061
Total number of shares of common stock available for grant under our 2015 Employee Stock Purchase Plan	211,987
Total number of shares of common stock outstanding	11,952,889
Per-share closing price of common stock as reported on Nasdaq Capital Market	$19.93

Historical Burn Rate

We measure annual burn rate based on stock options grant, PSUs earned, and other full value awards granted as a percentage of the weighted average common stock outstanding. Our equity incentive plan share usage over 2022, 2023 and 2024 represented a three-year average burn rate of 3.7%, as described in the table below.

Year	Weighted-Average Common Stock Outstanding	Stock Options Granted	PSUs Earned(1)	Other Full Value Awards Granted	Annualized Burn Rate
2022	11,412,854	292,972	0	0	2.6%
2023	11,471,043	796,802	0	0	6.9%
2024	11,701,254	24,407	136,483	15,175	1.5%
Three-Year Average					3.7%

(1)	The following PSUs were granted in each year: (i) 0 in 2022, (ii) 448,600 in 2023, and (iii) 280,000 in 2024.

Governance Best Practices

The Proposed A&R Plan includes several provisions that reflect corporate governance best practices and protect stockholder interests, including:

•	No Repricing of Options or SARs – The Proposed A&R Plan prohibits repricing stock options or stock appreciation rights (“SARs”) without stockholder approval.

•	No Liberal Share Recycling – Shares withheld to satisfy the exercise price and tax withholding obligations will not again become available for issuance under the Proposed A&R Plan.

•	No Dividends on Unvested Awards – Dividends and dividend equivalent rights may never be paid on any unvested award under the Proposed A&R Plan.

•

Limit on Non-Employee Director Compensation – The Proposed A&R Plan imposes an annual limit of $750,000 on the aggregate value of all compensation to any non-employee director for services on the Board, including awards granted under the Proposed A&R Plan and cash fees paid.

•

Fungible Share Ratio – Under the Proposed A&R Plan, stock options and SARs count against the share reserve on a one-to-one basis, but full value awards, including PSUs, count against the share reserve as 1.08 shares for every one share subject to such awards.

•

Term and Exercise Price Limits on Options and SARs – Stock options and SARs under the Proposed A&R Plan may not have a term of more than 10 years and must have an exercise price that is at least equal to the fair market value of the common stock on the date of grant.

•	Clawback Provision – Awards granted under the Proposed A&R Plan are subject to any clawback policy that we maintain.

Summary of the Proposed A&R Plan

The following summary of the Proposed A&R Plan is qualified in its entirety by reference to the Proposed A&R Plan, a copy of which is attached as Appendix D to this Proxy Statement.

Awards under the Proposed A&R Plan

The Proposed A&R Plan provides for the grant to eligible employees, consultants, directors and other service providers of stock options, SARs, restricted shares, restricted stock units (“RSUs”), performance shares, performance units, dividend equivalents, and other stock-based awards (the “Awards”).

Authorized Shares

The maximum number of shares of common stock available for issuance under the Proposed A&R Plan will be increased by 880,000 shares to a total of 4,893,062 shares (which includes shares issued under the 2010 Plan upon settlement or exercise of prior awards). The total number of stock options intended to be an incentive stock option (“ISO”) under Section 422 of the Code will also be increased by 880,000 shares. Under the Proposed A&R Plan, each Award (other than stock options and SARs) will reduce the shares available under the Proposed A&R Plan by 1.08 shares.

Shares subject to Awards that are forfeited, canceled, terminated, exchanged or surrendered or settled in cash or otherwise terminated without a distribution of shares to the participant shall again be available under the Proposed A&R Plan (giving effect to the fungible share ratio applicable to such Awards). However, if any shares subject to an Award are not delivered to a participant because the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”) or shares are withheld or reacquired by the Company in satisfaction of the exercise price or tax withholding obligation of the Awards, such shares will not again become available for issuance under the Proposed A&R Plan.

The shares of Common Stock issuable over the term of the Proposed A&R Plan will be made available from authorized but unissued shares of Common Stock or treasury shares, including shares acquired by purchase in the open market or in private transactions.

Each option will have an exercise price per share of not less than 100% of the fair market value per share of Common Stock on the date of grant; provided, however, that ISOs granted to Participants possessing more than 10% of the combined voting power of all classes of stock of the Company must have an exercise price per share of not less than 110% of the fair market value per share of Common Stock on the date of grant.

Eligibility

Employees, consultants and other service providers of the Company and its subsidiaries and affiliates and members of the Board are eligible to receive Awards under the Proposed A&R Plan. As of March 31, 2025, approximately 13 employees (including three officers) and six non-employee members of the Board were eligible to participate in the 2010 Plan. Although the Company utilizes the services of a number of consultants and other service providers who are or would be eligible to be granted Awards under the Proposed A&R Plan from time to time, it has only sparsely granted awards to such individuals.

The Proposed A&R Plan provides that the maximum number of shares subject to stock awards that may be granted during any calendar year to any of our non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year, may not exceed $750,000 in total value (calculating the value of any such stock awards based on the grant date fair value of the stock awards for financial reporting purposes).

Plan Administration

The Proposed A&R Plan will be administered by our Compensation Committee, or such other Board committee or committees (or the entire Board) as may be designated by the Board, referred to herein collectively as the “LTIP Administrator.” The LTIP Administrator determines which eligible employees, consultants and directors receive Awards, the types of Awards to be received and the amounts, terms and conditions thereof. The LTIP Administrator has authority to waive conditions relating to an Award or to accelerate vesting of Awards.

The LTIP Administrator may delegate to other members of the Board or to officers or managers of the Company or any subsidiary or affiliate the authority, subject to such terms as the LTIP Administrator shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the LTIP Administrator may determine to the extent permitted under Rule 16b-3 and applicable law.

Except for certain anti-dilution adjustments, unless the approval of stockholders of the Company is obtained, options and SARs issued under the Long Term Incentive Plan will not be amended to lower their exercise price or exchanged for other options or SARs with lower exercise prices, options and SARs with an exercise price in excess of the fair market value of the underlying shares of Common Stock will not be exchanged for cash or other property, and no other action will be taken with respect to options or SARs that would be treated as a repricing under generally accepted accounting principles or the rules of the stock exchange on which the shares of Common Stock are listed.

Awards

ISOs intended to qualify for special tax treatment in accordance with the Code and nonqualified stock options not intended to qualify for special tax treatment under the Code may be granted for such number of shares of Common Stock as the LTIP Administrator determines. The LTIP Administrator will be authorized to set the terms relating to an option, including exercise price and the time and method of exercise. However, the exercise price of options will not be less than the fair market value of the shares of Common Stock on the date of grant, and the term will not be longer than 10 years from the date of grant of the options; however, ISOs granted to certain 10% stockholders will not have an exercise price that is less than 110% of the fair market value of the shares of Common Stock on the date of grant and the term will not exceed five years.

An SAR will entitle the holder thereof to receive, with respect to each share subject thereto, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price of the SAR set by the LTIP Administrator as of the date of grant. However, the exercise price of the SARs will not be less than the fair market value of the shares of Common Stock on the date of grant, and the term will not be longer than 10 years from the date of grant of the SARs. Payment with respect to SARs may be made in cash or shares of Common Stock, as determined by the LTIP Administrator.

Awards of restricted shares will be subject to such restrictions on transferability and other restrictions, if any, as the LTIP Administrator may impose. Such restrictions will lapse under circumstances that the LTIP Administrator shall determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below. Except as otherwise determined by the LTIP Administrator, eligible employees granted restricted shares will have all of the rights of a stockholder, including the right to vote restricted shares and receive dividends thereon; however, any dividends will be subject to the same vesting conditions as the underlying restricted shares.

An RSU will entitle the holder thereof to receive shares of Common Stock or cash at the end of a specified deferral period. RSUs will also be subject to such restrictions as the LTIP Administrator may impose. Such restrictions will lapse under circumstances that the LTIP Administrator shall determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below.

Performance shares and performance units will provide for the future issuance of shares of Common Stock or payment of cash, respectively, to the recipient upon the attainment of performance objectives over specified performance periods. Performance objectives may vary from person to person and grant to grant and will be based upon such performance criteria as the LTIP Administrator may deem appropriate. The LTIP Administrator may revise performance objectives or adjust the Company’s performance with respect to such performance objective if significant events occur during the performance period which the LTIP Administrator expects to have a substantial effect on such objectives.

The LTIP Administrator may also grant dividend equivalent rights and it is authorized, subject to limitations under applicable law, to grant such other Awards as may be denominated in, valued in, or otherwise based on, shares of Common Stock, as deemed by the LTIP Administrator to be consistent with the purposes of the Proposed A&R Plan. Any dividend equivalent rights (other than freestanding dividend equivalent rights) must be subject to the same vesting conditions as the underlying Award to which they relate.

Nontransferability

Unless otherwise set forth by the LTIP Administrator in an award agreement, Awards (except for vested shares) will generally not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by such participant or his or her guardian or legal representative.

Change in Control

In the event of a change in control (as defined in the Proposed A&R Plan), unless otherwise provided by the LTIP Administrator or as set forth in the applicable Award Agreement or in any other agreement, each outstanding Award shall either be assumed by the successor company or parent thereof or to be replaced with comparable awards with respect to capital stock of the successor company or parent thereof, such comparability to be determined by the Compensation Committee, or if an Award is not so assumed or replaced, then such outstanding Award shall become fully exercisable at the time of the change in control, and all restrictions or limitations (including risks of forfeiture and deferrals) on such outstanding Award shall lapse, and unless otherwise determined by the LTIP Committee, all performance criteria and other conditions to payment of such Award shall be deemed to be achieved or fulfilled at target (if applicable) and shall be waived by the Company at the time of the change in control.

Capital Structure Changes

If the LTIP Administrator determines that any dividend in shares, recapitalization, share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible participants under the Long Term Incentive Plan, then the LTIP Administrator shall make such equitable changes or adjustments as it deems appropriate, including adjustments to (i) the number and kind of shares that may thereafter be issued under the Proposed A&R Plan, (ii) the number and kind of shares, other securities or other consideration to be issued or become issuable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award. Under such circumstances, the LTIP Administrator also has the authority to provide for a distribution of cash or property in respect of any Award.

Clawback Policy

Awards granted under the Proposed A&R Plan will be subject to recoupment in accordance with the Company’s Incentive Compensation Recoupment Policy or any other clawback policy adopted by the Company. In addition, the LTIP Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the LTIP Committee determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of Common Stock, the proceeds received from any sale of such shares of Common Stock or any other cash or property upon the occurrence of misconduct. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any participant and the Company.

Amendment and Termination

The Proposed A&R Plan may be amended, altered, suspended or terminated by the Board at any time, in whole or in part, without the consent of stockholders or plan participants. However, any amendment for which stockholder approval is required under the rules of any stock exchange or automated quotation system on which the shares of Common Stock may then be listed or quoted will not be effective until such stockholder approval has been obtained. In addition, no amendment, suspension or termination of the Proposed A&R Plan may materially and adversely affect the rights of a participant under any Award theretofore granted to him or her without the consent of the affected participant. The LTIP Administrator may waive any conditions or rights, amend any terms, or amend, suspend or terminate any Award granted, provided that, without participant consent, such amendment, suspension or termination may not materially and adversely affect the rights of such participant under any Award previously granted to him or her.

Effective Date and Term

The Proposed A&R Plan will be effective on May 21, 2025, subject to approval by the Company’s stockholders. Unless earlier terminated or extended, the Proposed A&R Plan will expire on March 31, 2035, and no further awards may be granted thereunder after such date.

U.S. Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of the Long Term Incentive Plan, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, and does not address the consequences under any state, local or foreign tax laws. This information is not and should not be considered tax advice. The Company assumes no liability whatsoever for any taxes, fees, penalties, investment losses, or other damages incurred by participants in the Long Term Incentive Plan who rely on this information. Participants are strongly urged to consult with their tax advisors.

Stock Options

In general, the grant of an option will not be a taxable event to the recipient, and it will not result in a deduction to the Company. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of Common Stock acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an ISO.

Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of Common Stock received upon exercise over the exercise price. The Company will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock.

Generally, a participant will not recognize ordinary taxable income at the time of exercise of an ISO, although taxable income may arise at such time for alternative minimum tax purposes, and no deduction will be available to the Company, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death).

If shares of Common Stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares of Common Stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a “Disqualifying Disposition”), the participant will recognize ordinary income at the time of disposition, and the Company will generally be entitled to a deduction in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of Common Stock have been held. Where shares of Common Stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of Common Stock have been held.

Restricted Shares

A participant who receives restricted shares of Common Stock will generally recognize ordinary income at the time that they “vest”, i.e., when they are no longer subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will generally be the fair market value of the shares of Common Stock at the time the shares of Common Stock vest, less the amount, if any, paid for the shares of Common Stock. This amount is generally deductible for federal income tax purposes by the Company. Dividends paid with respect to shares of Common Stock that are not vested will be ordinary compensation income to the participant (and generally deductible by the Company). Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock, measured by the difference between the sale price and the fair market value on the date the shares of Common Stock vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock. The holding period for this purpose will begin on the date following the date the shares of Common Stock vest.

In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code. In such event, the participant will recognize as income the fair market value of the restricted shares at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), and the Company or a subsidiary that employs the participant will generally be entitled to a corresponding deduction. Dividends paid with respect to shares of Common Stock as to which a proper Section 83(b) election has been made will not be deductible to the Company. If a Section 83(b) election is made and the restricted shares are subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

SARs, RSUs and Other Awards

With respect to SARs, RSUs, performance shares, performance units, dividend equivalents and other Awards under the Proposed A&R Plan not described above, generally, when a participant receives payment with respect to any such Award, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to the Company.

Payment of Withholding Taxes

The Company may withhold, or require a participant to remit to it, an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements associated with Awards under the Proposed A&R Plan.

Deductibility Limit on Compensation in Excess of $1 Million

Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017 and not modified in any material respect on or after such date.

New Plan Benefits

Awards granted under the Proposed A&R Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Proposed A&R Plan. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees and non-employee directors under the Proposed A&R Plan are not determinable. See “Compensation of Executive Officers” and “Compensation of Directors” for information regarding equity awards granted to our NEOs and members of the Board during 2024.

Awards Granted Under the 2010 Plan

No awards made under the 2010 Plan prior to the date of the annual meeting of stockholders were granted subject to stockholder approval of the Proposed A&R Plan. Pursuant to SEC rules, the following table sets forth information with respect to Awards that have been granted under the 2010 Plan since the most recent amendment and restatement of the 2010 Plan in May 2023 to the groups named below as of March 31, 2025, with PSUs based on achievement of all performance goals. No associate of any director, executive officer or director nominee has received awards under the 2010 Plan, and no other person has received more than 5% of all awards under the 2010 Plan since the most recent amendment and restatement of the 2010 Plan in May 2023.

Name and Position	Stock Options Granted	Other Awards Granted
Owen Hughes, CEO	0	275,000
Thomas Burns, SVP, Finance & CFO	0	91,600
Bradley Sitko, CIO	0	30,200
All Current Executive Officers as a Group (3)	0	396,800
Jack L. Wyszomierski	10,967	6,070
Heather L. Franklin	20,730	0
Natasha Hernday	15,848	3,035
Barbara Kosacz	20,730	0
Joseph M. Limber	20,730	0
Matthew D. Perry	10,967	6,070
All Current Directors who are not Executive Officers as a Group (6)	99,972	15,175
All Current Employees, Including All Current Officers who are not Executive Officers, as a Group	13,500	336,800

THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.

PROPOSAL 6—APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

General

We may ask stockholders to vote on a proposal to adjourn the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to adopt any of the other proposals. In that event, stockholders will be asked to vote only upon this proposal and not on any other matter. If this proposal is approved, the Board may in its discretion, if necessary or appropriate, adjourn the annual meeting to use the additional time to solicit additional proxies in favor of any of the other proposals. Even if there are a sufficient number of votes at the time of the annual meeting to adopt one of the other proposals, the Board may in its discretion seek to, if necessary or appropriate, adjourn the annual meeting to solicit additional proxies for the proposal for which there are insufficient votes, and the Board may do so without adopting the proposal for which there are sufficient votes at the time of the annual meeting.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 6.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding: (i) each stockholder or group of stockholders known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Common Stock, (ii) each of our directors and nominees, (iii) each of our NEOs and (iv) all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and thus represents voting or investment power with respect to our securities. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after March 31, 2025. The percentages in the table below are based on an aggregate of 11,952,889 shares of Common Stock issued and outstanding as of March 31, 2025 (plus any shares that such person has the right to acquire within 60 days after the date of this table). Except as otherwise indicated in the footnotes, amounts are as of March 31, 2025 and, to our knowledge, each of the stockholders has sole voting and investment power with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable. The address for each director and executive officer listed in the table below is c/o XOMA Royalty Corporation, 2200 Powell Street, Suite 310, Emeryville, California 94608.

Name	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (%)
5% Stockholders
Entities affiliated with BVF Inc.(1)	2,983,026	25.0%
FMR LLC(2)	1,155,033	9.7%
Named Executive Officers and Directors:
Bradley Sitko(3)	334,796	2.7%
Thomas M. Burns(4)	291,152	2.4%
Owen Hughes(5)	193,607	1.6%
Joseph M. Limber(6)	75,641	*
Matthew D. Perry(7)	71,456	*
Barbara A. Kosacz(8)	69,125	*
Jack L. Wyszomierski(9)	66,135	*
Heather L. Franklin(10)	47,008	*
Natasha Hernday(11)	43,196	*
All directors and current executive officers as a group as of the record date (9 persons)(12)	1,192,116	9.1%

*	Indicates less than 1%.
(1)

Based on a Schedule 13D/A filed on January 28, 2025. Consists of (i) 1,450,165 shares held by Biotechnology Value Fund, L.P. (“BVF”) and (ii) 1,532,861 shares held by Biotechnology Value Fund II, L.P. (“BVF2”). Excludes 5,003,000 shares issuable upon the conversion of 5,003 shares of Series X Preferred Stock, which are held by BVF, BVF2, Biotechnology Value Trading Fund OS, L.P. (“Trading Fund OS”) and in certain partners managed accounts, the conversion of which is subject to a beneficial ownership limitation of 19.99% of the outstanding common stock. BVF I GP LLC (“BVF GP”), as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF II GP LLC (“BVF2 GP”), as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. BVF Partners OS Ltd., as the general partner of Trading Fund OS, may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. BVF Partners L.P. (“Partners”), as the investment manager of BVF and BVF2, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc. BVF shares with BVF GP voting and dispositive power over the shares beneficially owned by BVF. BVF2 shares with BVF2 GP voting and dispositive power over the shares beneficially owned by BVF2. Each of BVF GP and BVF2 GP shares with BVF GPH voting and dispositive power over the shares each such entity beneficially owns. Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares they may be deemed to beneficially own with BVF, BVF GP, BVF2, BVF2 GP and BVF GPH. The business address of each person and entity listed above is 44 Montgomery St., 40th Floor, San Francisco, California 94104.
(2)

Based on the Schedule 13G/A filed on February 9, 2024 by FMR LLC (“FMR”) and Abigail P. Johnson, and consists of shares held by subsidiaries of FMR. Ms. Johnson is a director, the Chairman and Chief Executive Officer of FMR. Members of the Johnson family, including Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B stockholders have entered into a stockholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the stockholder’s voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. FMR and Ms. Johnson have the sole power to dispose or direct the disposition of 1,155,033 shares of Common Stock. The business address of each person and entity listed above is 245 Summer Street, Boston, Massachusetts 02210.

(3)

Includes (i) 320,833 shares of Common Stock underlying options exercisable within 60 days of the date of this table, (ii) 829 shares of Common Stock that are held in an account under the Company’s Deferred Savings Plan and (iii) 1,650 shares of Common Stock held by members of Mr. Sitko’s family over which Mr. Sitko holds shared voting and dispositive power.

(4)

Includes 269,750 shares of Common Stock underlying options exercisable within 60 days of the date of this table, and 6,130 shares of Common Stock that are held in an account under the Company’s Deferred Savings Plan.

(5)

Includes 158,333 shares of Common Stock underlying options exercisable within 60 days of the date of this table and 295 shares of Common Stock that are held in an account under the Company’s Deferred Savings Plan.

(6)	Includes 69,433 shares of Common Stock underlying options exercisable within 60 days of the date of this table.
(7)	Includes 59,657 shares of Common Stock underlying options exercisable within 60 days of the date of this table.
(8)	Includes 69,125 shares of Common Stock underlying options exercisable within 60 days of the date of this table.
(9)	Includes 59,670 shares of Common Stock underlying options exercisable within 60 days of the date of this table.
(10)	Includes 47,008 shares of Common Stock underlying options exercisable within 60 days of the date of this table.
(11)	Includes 43,196 shares of Common Stock underlying options exercisable within 60 days of the date of this table.
(12)	Includes (i) 1,097,005 shares of Common Stock underlying options exercisable within 60 days of the date of this table.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2024.

Name	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders:	2,314,221	(1)	$19.58	(2)	298,814	(3)
Equity compensation plans not approved by stockholders:	725,000	(4)	$23.74	(5)	—

Total	3,039,221		$20.83		298,814

(1)	Includes outstanding stock options and PSUs, assuming all performance targets are achieved, granted under the 2010 Plan.
(2)	Reflects the weighted-average exercise price of stock options granted under the 2010 Plan. PSUs reflected in column (a) are not included in this column as they do not have an exercise price.
(3)

Includes (i) 86,827 shares of Common Stock available for issuance under our 2010 Plan and (ii) 211,987 shares of Common Stock available for issuance under our 2015 Employee Stock Purchase Plan, as amended.

(4)	Includes outstanding stock options granted as inducement awards in compliance with Nasdaq Listing Rule 5635(c)(4).
(5)	Reflects the weighted-average exercise price of stock options granted as inducement awards.

COMPENSATION OF EXECUTIVE OFFICERS

The primary objectives of our executive compensation program are to enable the Company to attract, motivate and retain outstanding individuals and to align their success with that of our stockholders through the creation of stockholder value. We attract and retain executives by providing an executive compensation package that is competitive with the companies with which we compete for talent. We seek to create alignment between executive compensation and the interests of our stockholders through a focus on short-term and long-term incentive compensation programs that tie each executive officer’s pay to the Company’s near-term and longer-term performance.

Summary Compensation Table

The following table sets forth certain summary information for the years indicated concerning the compensation earned by the Company’s NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Owen Hughes(5)	2024	$566,477	$89,375	$4,833,138	$—	$336,488	$7,786	$5,833,264
CEO	2023	$125,000	$—	$—	$2,288,985	$68,750	$—	$2,482,735
Thomas M. Burns	2024	$472,026	$—	$—	$—	$186,923	$15,237	$674,186
SVP, Finance & CFO	2023	$453,871	$112,567	$1,509,645	$—	$181,549	$11,250	$2,268,882
Bradley Sitko	2024	$520,000	$—	$—	$—	$257,400	$11,500	$788,900
CIO	2023	$500,000	$110,000	$449,276	$7,243,870	$250,000	$7,083	$8,560,229

(1)	The amount in this column for 2024 represents a sign-on bonus paid to Mr. Hughes in connection with his appointment as our permanent Chief Executive Officer.
(2)

The amounts in this column represent the aggregate grant date fair value of PSUs, calculated in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (“FASB ASC”) Topic 718, assuming achievement of all applicable performance targets. See Note 10 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for information regarding assumptions underlying valuation of PSUs.

(3)

Amounts in this column for 2024 represent the bonuses earned by the NEOs under the 2024 Cash Bonus Plan, as described in more detail under “Narrative to Summary Compensation Table—2024 Cash Bonus Plan” below.

(4)

The amounts in this column reflect the fair value on the date of contribution of shares of common stock contributed by the Company to the NEO’s account under the Deferred Savings Plan as matching contributions, as described in more detail under “Retirement Benefits,” as follows: for Mr. Hughes, 295 shares; for Mr. Burns, 576 shares; and for Mr. Sitko, 435 shares.

(5)	Mr. Hughes was appointed as permanent Chief Executive Officer on January 7, 2024.

Narrative to Summary Compensation Table

Process for Setting Compensation

Our Compensation Committee has primary responsibility for the implementation and oversight of our executive officer compensation. The Compensation Committee considers the recommendations of Mr. Hughes on the compensation for our executive officers (other than himself) but makes the final determinations regarding executive compensation decisions. Our Compensation Committee has retained the services of Compensia to assist in the development and design of our executive compensation program. In evaluating executive and director compensation in 2024, we utilized two peer groups of companies with similar revenues and market capitalizations—one peer group focused on a selection of drug development companies and one peer group focused on royalty and licensing companies. Compensia presented peer group and industry data with respect to base salaries, target annual bonuses and equity compensation.

Base Salary

Our Compensation Committee recognizes the importance of base salary as an element of compensation that helps to attract and retain our executive officers. We provide base salary as a fixed source of cash compensation to recognize each NEO’s day-to-day responsibilities, which is designed to provide an appropriate and competitive base level of current cash income for the NEOs. In connection with the amendment and restatement of his employment agreement upon his appointment as permanent Chief Executive Officer, Mr. Hughes’ base salary was established at $575,000. In February 2024, with retroactive effectiveness to January 1, 2024, our Compensation Committee increased the base salary of each of Messrs. Burns and Sitko by 4% to $472,026 and $520,000, respectively, in alignment with market practices and to bring base salaries closer to the median of our peer group. The base salaries for each NEO as of December 31, 2024 were as follows:

Name	2024 Base Salary ($)
Owen Hughes	$575,000
Thomas M. Burns	$472,026
Bradley Sitko	$520,000

2024 Cash Bonus Plan

In February 2024, the Board approved the 2024 Cash Bonus Plan for the 2024 fiscal year and approved target bonus opportunities for each NEO under the 2024 Cash Bonus Plan as follows:

Name and Principal Position	2024 Target Bonus (% of Base Salary)
Owen Hughes	60%
Thomas M. Burns	40%
Bradley Sitko	50%

Bonuses under the 2024 Cash Bonus Plan were based 100% upon the Company’s achievement of the following corporate objectives: (a) total stockholder return, (b) execution of a transformation deal and (c) capital deployment, each established by the Board in February 2024. The bonuses earned by each NEO under the 2024 Cash Bonus Plan set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above were approved by our Compensation Committee based on achievement of the 2024 corporate objectives at 99% of target.

Equity Compensation

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our executive officers with the financial interests of our stockholders. In addition, we believe that our ability to grant equity-based awards helps us to attract, retain and motivate executive officers, and encourages them to devote their best efforts to our business and financial success.

2024 PSUs

In January 2024, in connection with his appointment as permanent Chief Executive Officer, Mr. Hughes was granted 275,000 PSUs under the 2010 Plan. Vesting of the PSUs requires satisfaction of both a performance requirement and a service-based requirement. The performance requirement is achieved with respect to the number of PSUs set forth in the table below when the volume-weighted average price of our common stock equals or exceeds the prices set forth below for any 30 consecutive calendar-day period (the “30-Day VWAP”) prior to the earlier of May 18, 2026 or the Company’s 2026 annual meeting of stockholders:

$30.00 Target	$35.00 Target	$40.00 Target	$45.00 Target
160,078	53,350	32,835	28,737

The service-based requirement vests as to one-third on the date the performance requirement is achieved, as to one-third on the later of May 18, 2025 or the date the performance requirement is achieved, and as to one-third on the later of May 18, 2026 or the date the performance requirement is achieved, in each case, subject to Mr. Hughes’ continued employment. To the extent the performance requirement is not achieved by the earlier of May 18, 2026 or the Company’s 2026 annual meeting of stockholders, the unearned PSUs will be forfeited.

Vesting of PSUs

In November 2024, upon achievement of a 30-day VWAP of $30, the performance goal with respect to 160,078 PSUs granted to Mr. Hughes during 2024 and 53,320 PSUs granted to Mr. Burns during 2023 was achieved, one-third of which vested on the date of such achievement. The remaining two-thirds remains subject to satisfaction of the service-based requirement through the second and third anniversaries of the applicable date of grant.

Outstanding Equity Awards as of December 31, 2024

The following table provides information as of December 31, 2024, regarding unexercised options held by each of our NEOs.

			Option Awards				Stock Awards
Name	Date of Grant		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Owen Hughes	1/3/2023		100,000	—	$18.66	1/3/2033
	1/3/2023	(2)	47,917	27,083	$30.00	1/3/2033
	1/8/2024	(3)					106,718	$2,804,549	114,922	$3,020,150
Thomas M. Burns	2/26/2015		1,537	—	$76.60	2/26/2025
	4/3/2015		250	—	$70.00	4/3/2025
	12/22/2016		24,000	—	$5.50	12/22/2026
	2/10/2017		75,778	—	$4.03	2/10/2027
	2/10/2017		15,500	—	$4.03	2/10/2027
	2/10/2017		10,000	—	$4.03	2/10/2027
	2/10/2017		10,000	—	$4.03	2/10/2027
	2/10/2017		7,000	—	$4.03	2/10/2027
	2/14/2018		25,000	—	$27.41	2/14/2028
	2/13/2019		23,000	—	$14.33	2/13/2029
	3/13/2020		22,000	—	$18.84	3/13/2030
	2/17/2021		20,055		$38.93	2/17/2031
	2/22/2022	(2)	26,444	1,556	$20.22	2/22/2032
	11/8/2022	(4)	7,639	3,361	$18.03	11/8/2032
	5/18/2023	(3)					35,547	$934,175	38,280	$1,005,998
Bradley Sitko	1/3/2023	(5)	143,750	156,250	$18.66	1/3/2033
	1/3/2023	(5)	119,792	130,208	$30.00	1/3/2033
	5/18/2023	(6)							30,200	$793,656

(1)	Amounts in these columns reflect the value of outstanding PSUs as of December 31, 2024, based on a per share price of $26.28, the closing price of our common stock on December 31, 2024.

(2)	These option awards vest in equal monthly installments over 36 months following the date of grant.
(3)

The PSUs for which the stock price hurdle has been achieved vest in equal installments on May 18, 2025 and May 18, 2026. The remaining PSUs are eligible to become earned based on satisfaction of 30-Day VWAP hurdles of $35, $40, and $45 prior to the earlier of May 18, 2026 or the Company’s 2026 annual meeting of stockholders, which earned PSUs vest as to one-third on the date the performance requirement is achieved, one-third on the later of May 18, 2025 or the date the performance requirement is achieved, and as to one-third on the later of May 18, 2026 or the date the performance requirement is achieved.

(4)	One-third of the shares subject to the award vested on the first anniversary of the date of grant and the remaining shares vest monthly over the two years thereafter.
(5)	One-fourth of the shares subject to the award vested on the first anniversary of the date of grant and the remaining shares vest monthly over the three years thereafter.
(6)

The PSUs are eligible to become earned in equal tranches based on satisfaction of 30-Day VWAP hurdles of $35, $40, and $45 prior to the earlier of May 18, 2026 or the Company’s 2026 annual meeting of stockholders, which earned PSUs vest as to one-third on the date the performance requirement is achieved, one-third on the later of May 18, 2025 or the date the performance requirement is achieved, and as to one-third on the later of May 18, 2026 or the date the performance requirement is achieved.

Retirement Benefits

We do not maintain and have not ever maintained a defined benefit pension plan or non-qualified deferred compensation plan. Each of our NEOs is eligible to participate in the Company’s Deferred Savings Plan, a defined contribution retirement plan under Section 401(a) of the Internal Revenue Code of 1986, on the same basis as other eligible employees. Participants may make contributions to defer up to 80% of their eligible compensation (subject to applicable limits). The Company may, at its sole discretion, make matching contributions each plan year, in cash or in shares of common stock. In January 2025, the Company made matching contributions in shares of common stock equal to 50% of each participant’s 2024 deferrals. Matching contributions vest on a straight-line at 25% per year of continuous service and a participant is 100% vested after four years of continuous service.

Employment Agreements and Change of Control Severance Arrangements

Owen Hughes Employment Agreement

In connection with his appointment as permanent Chief Executive Officer, we amended and restated Mr. Hughes’ employment agreement (the “Hughes Agreement”). Under the 2024 Agreement, Mr. Hughes is eligible to receive an annual base salary of $575,000 and a target annual bonus equal to 60% of his annual base salary. In addition, the 2024 Agreement provided for the grant of 275,000 PSUs, as described above.

Under the 2024 Agreement, Mr. Hughes is eligible to receive severance benefits in the event of a termination by us without cause, a resignation by Mr. Hughes for good reason, or his death or disability, subject to his execution of a release of claims, as follows: (i) 1.0 times his base salary; (ii) any earned but unpaid bonus for the prior year; (iii) a pro-rata portion of his target bonus for the year of termination; (iv) subsidized continued health coverage for up to 12 months; and (v) except in the event of death or disability, 12 months of outplacement services not to exceed $15,000.

However, if the termination without cause or resignation for good reason occurs during the period beginning two months before and ending 12 months after a change in control of the Company, Mr. Hughes would instead be eligible to receive the following severance benefits: (i) 2.0 times his base salary; (ii) any earned but unpaid bonus for the prior year; (iii) 2.0 times his target bonus for the year of termination; (iv) subsidized continued health coverage for up to 24 months; (v) accelerated vesting of 100% of outstanding time-based equity awards, with the post-termination exercise period of any stock options extended for 60 months (or through the remainder of the original maximum term); (vi) accelerated vesting of a pro-rated portion of outstanding performance-based awards, based on actual performance through the date of such termination; and (vii) 12 months of outplacement services not to exceed $15,000.

Thomas M. Burns Employment Agreement

On August 7, 2017, the Company entered into an amended and restated employment agreement with Mr. Burns, which was subsequently amended on April 4, 2022 and November 1, 2022. Under the employment agreement, upon a termination of Mr. Burns’ employment by the Company without cause, due to his death or permanent disability, or upon his resignation for good reason, in each case subject to execution or a release of claims, Mr. Burns will be entitled to: (i) a severance payment equal to 75% of his base salary; (ii) a severance payment equal to the pro-rated portion of his target bonus for the year of termination; (iii) payment of any earned but unpaid bonus for the prior performance period; (iv) if elected, the full cost of continuation coverage under the Company’s group health plans for up to nine months; and (v) outplacement services for nine months not to exceed $15,000 in value. Pursuant to his employment agreement, all payments and benefits to Mr. Burns thereunder are subject to his compliance with the confidentiality and non-competition provisions thereof. Under the amendments to his employment agreement, Mr. Burns was deemed “retirement eligible” for purposes of his equity awards under the terms of his equity award agreements.

Thomas M. Burns Change of Control Severance Agreement

Mr. Burns has also entered into a change of control severance agreement with the Company, which provides for severance benefits (in lieu of those described under his employment agreement) if his employment is terminated by the Company without cause or if he resigns with good reason, in either case, within two months prior to signing an agreement for a change of control or within 12 months after a change of control. Subject to execution of a release of claims, these severance payments and benefits include: (i) accelerated vesting of 100% of outstanding time-based equity awards, with the post-termination exercise period of any stock options extended for 60 months (or through the remainder of the original maximum term); (ii) accelerated vesting of a pro-rated portion of outstanding performance-based awards, based on actual performance through the date of such termination; (iii) a severance payment equal to 1.5x his base salary and 1.5x his target bonus for the year of termination; (iv) if elected, the full cost of continuation coverage under the Company’s group health plans for up to 18 months; and (v) outplacement services for 12 months, not to exceed $15,000 in value. The agreement also includes a “better after-tax” provision, pursuant to which payments to Mr. Burns are either reduced or paid in full, whichever results in a greater economic benefit to the executive officer (after calculation of all taxes, including any excise taxes, on such payments).

Under the change of control severance agreement, a “change of control” is generally defined as the occurrence of any of the following events: (i) a merger, amalgamation or acquisition in which the Company is not the surviving or continuing entity, except for a transaction the principal purpose of which is to change the jurisdiction of the Company’s organization; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iii) any other reorganization or business combination in which 50% or more of the Company’s outstanding voting securities are transferred to different holders in a single transaction or series of related transactions; (iv) any approval by the stockholders of the Company of a plan of complete liquidation of the Company; (v) any person becoming the “beneficial owner,” directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then-outstanding voting securities; or (vi) a change in the composition of the Board, as a result of which fewer than a majority of the directors are incumbent directors.

Bradley Sitko Employment Agreement
In connection with his appointment as Chief Investment Officer, we entered into an employment agreement with Mr. Sitko, pursuant to which he was eligible to receive an annual base salary of $500,000, a target annual bonus equal to 50% of his base salary, and a $110,000 signing bonus. The signing bonus was subject to repayment if Mr. Sitko resigned without good reason or was terminated for cause prior to January 3, 2024. In addition, the employment agreement provided for the grant of inducement stock options, as described in more detail above.
Under his employment agreement, Mr. Sitko is eligible to receive severance benefits in the event of a termination by us without cause, a resignation by Mr. Sitko for good reason, or his death or disability, subject to his execution of a release of claims, as follows: (i) 1.0 times his base salary; (ii) a pro-rata
portion of his target bonus for the year of termination; (iii) any earned but unpaid bonus for the prior year; (iv) subsidized continued health coverage for up to 12 months; and (v) except in the event of death or disability, 12 months of outplacement services, not to exceed $15,000.
However, if the termination without cause or resignation for good reason occurs during the period beginning two months before and ending 12 months after a change in control of the Company, Mr. Sitko would instead be eligible to receive the following severance benefits: (i) 1.5 times his base salary; (ii) 1.5 times his target bonus for the year of termination; (iii) any earned but unpaid bonus for the prior year; (iv) subsidized continued health coverage for up to 18 months; (v) accelerated vesting of 100% of outstanding time-based equity awards, with the post-termination exercise period of any stock options extended for 60 months (or through the remainder of the original maximum term); (vi) accelerated vesting of a pro-rated
portion of outstanding performance-based awards, based on actual performance through the date of such termination; and (vii) 12 months of outplacement services, not to exceed $15,000.
Incentive Compensation Recoupment Policy
We maintain an Incentive Compensation Recoupment (Clawback) Policy, which is intended to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule
10D-1
under the Exchange Act. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance
with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered officer during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
Equity Grant Timing
Because we do not grant equity awards to our NEOs or other employees on a regular basis, our Compensation Committee considers and approves grants from time to time based on business needs. In addition, employees, including the NEOs, are eligible to purchase shares under the ESPP through payroll contributions on preset purchase dates in November and May of each year. During 2024, our Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards and did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

PAY VERSUS PERFORMANCE
Pay Versus Performance Table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation
S-K
applicable to “smaller reporting companies.” For further information concerning the Company’s compensation philosophy and how the Company seeks to align executive compensation with the Company’s performance, refer to “Compensation of Executive Officers” above.

Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non- PEO NEOs (2) ($)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return (4) ($)	Net (Loss) Income (5) ($ in millions)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	$5,833,264	$6,378,561	$731,543	$2,645,142	$126.04	$(13.8)
2023	$2,482,735	$2,072,442	$5,414,556	$4,425,847	$88.73	$(40.8)
2022	$2,344,168	$2,344,168	$1,008,038	$955,627	$88.25	$(17.1)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Hughes (our current Chief Executive Officer and PEO) for 2024 and 2023, and for James Neal (our former Chief Executive Officer and PEO) for 2022, for each corresponding year in the “Total” column of the Summary Compensation Table included herein and in our proxy statement for the 2024 and 2023 annual meetings. Refer to “Compensation of Executive Officers—Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Hughes (for 2024 and 2023) and Mr. Neal (for 2022) as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Hughes (for 2024 and 2023) and Mr. Neal (for 2022) during the applicable year.

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group
(excluding Mr. Hughes (for 2024 and 2023) and Mr. Neal (for 2022)), as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Hughes (for 2024 and 2023) and Mr. Neal (for 2022)) during the applicable year.
In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to determine the
compensation
actually paid for 2024:

	Summary Compensation Table Total ($)	Reported Value of Equity Awards (a) ($)	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in a Prior Year (b) ($)	Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in a Prior Year That Vest in the Year (b) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Compensation Actually Paid ($)
PEO	$5,833,264	$(4,833,138)	$3,404,542	$158,215	$152,980	$1,662,698	$6,378,561
Average Other NEOs	$731,543	—	—	$1,188,582	$725,017	—	$2,645,142

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “ Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
Includes the value of equity awards treated as vested in prior years to better reflect the revised guidance from the SEC related to treatment of equity awards upon an executive’s retirement eligibility, with appropriate adjustments to capture the change in value of such awards.

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Hughes (for 2024 and 2023) and Mr. Neal (for 2022), each of whom served as our CEO during the applicable period) in the “Total” column of the Summary Compensation Table in each applicable year. For 2024 and 2023, this includes Mr. Burns and Mr. Sitko. For 2022, Mr. Burns was the sole NEO (excluding Mr. Neal) included for purposes of calculating the average amounts in the applicable year.

(4)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year reported is December 31, 2021.

(5)	The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.
Narrative to Pay Versus Performance Table
Analysis of the Information Presented in the Pay Versus Performance Table
As described in more detail above in “Compensation of Executive Officers,” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation
S-K)
for a particular year. In accordance with Item 402(v) of Regulation
S-K,
the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Compensation Actually Paid and Net Income (Loss)
As a biotech royalty aggregator, our revenue is comprised of licensing fees, milestone payments and royalties from our legacy discovery and development business and future milestone payments and royalties from our royalty aggregator business. Consequently, we did not use net income (loss) as a performance measure in our executive compensation program. Moreover, because the generation of revenues related to licensing fees, milestone payments and royalties is dependent on the achievement of milestones or product sales by our partners, we do not believe there is any meaningful relationship between our net income and compensation actually paid to our NEOs during the periods presented.

Compensation Actually Paid and Cumulative TSR
The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO

NEOs, on the one hand, to the Company’s cumulative TSR over the three years presented in the table, on the other.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing
.

COMPENSATION OF DIRECTORS
Our director compensation program is designed to attract and retain non-employee
directors while aligning the interests of our
non-employee
directors with those of our stockholders. Our Compensation Committee, in consultation with Compensia, evaluates our director compensation policy on an annual basis in consideration of the director compensation programs at the companies in our peer group.
Director Compensation Policy
During 2024, each
non-employee
director was entitled to receive an annual retainer of $40,000, plus an additional (i) $20,000, in the case of the Chair of the Audit Committee, (ii) $10,000, in the case of any other member of the Audit Committee, (iii) $15,000, in the case of the Chair of the Compensation Committee and, effective May 15, 2024, the Chair of the Transaction Committee, (iv) $7,500, in the case of any other member of the Compensation Committee and, effective May 15, 2024, any other members of the Transaction Committee, (v) $12,000, in the case of the Chair of the Nominating & Governance Committee, (vi) $6,000, in the case of any other member of the Nominating & Governance Committee and (vii) $40,000, in the case of the Chairman of the Board or Lead Independent Director. The Company’s directors do not receive meeting fees.
Each
non-employee
director whose service continues following the annual meeting is entitled to receive an annual equity grant valued at $150,000. The non-employee
director may elect to have the equity grant delivered as options vesting monthly over one year, RSUs that vest in full after one year, or a 50% split between the two. Each new non-employee
director is entitled to receive an initial option grant valued at $250,000 that vests monthly over three years and a pro-rata
portion of the annual option grant that vests monthly from grant date until the next annual grant.
The 2010 Plan limits director compensation, including cash fees and the grant date fair value of any stock awards, to $750,000 for each calendar year.
Director Compensation Table
The table below sets forth the 2024 compensation for
non-employee
directors who served at any time during 2024. Directors who are employees of the Company receive no additional compensation for services as members of the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Total
Heather L. Franklin	$55,000	$—	$149,559	$204,559
Natasha Hernday	$66,588	$74,995	$74,772	$216,355
Barbara Kosacz	$50,725	$—	$149,559	$200,284
Joseph M. Limber	$65,160	$—	$149,559	$214,719
Matthew D. Perry	$56,950	$149,990	$—	$206,940
Jack L. Wyszomierski	$97,363	$149,990	$—	$247,353

(1)
The amounts in this column represent the aggregate grant date fair value for RSUs computed in accordance with FASB ASC Topic 718. See Note 10 to the consolidated financial statements in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2024 for information regarding assumptions underlying valuation of equity awards. Pursuant to the director compensation policy, Ms. Hernday elected to receive 50% of her annual equity grant as RSUs and Messrs. Perry and Wyszomierski elected to receive 100% of their annual equity grants as RSUs. As of December 31, 2024, the aggregate RSUs outstanding for each non-employee
director were as follows: Ms. Franklin: 0, Ms. Hernday: 3,035, Ms. Kosacz: 0, Mr. Limber: 0, Mr. Perry: 6,070 and Mr. Wyszomierski: 6,070.

(2)
The amounts in this column represent the aggregate grant date fair value for option awards computed in accordance with FASB ASC Topic 718. See Note 10 to the consolidated financial statements in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2024 for information regarding assumptions underlying valuation of equity awards. Pursuant to the director compensation policy, Ms. Hernday elected to receive 50% of her annual equity grant as stock options and Mss. Franklin and Kosacz and Mr. Limber elected to receive 100% of their annual equity grants as stock options. As of December 31, 2024, the aggregate number of options outstanding for each non-employee
director were as follows: Ms. Franklin: 47,008, Ms. Hernday: 43,196, Ms. Kosacz: 69,125, Mr. Limber: 69,433, Mr. Perry: 59,657 and Mr. Wyszomierski: 59,670.

TRANSACTIONS WITH RELATED PERSONS
Except as disclosed below, there were no reportable transactions with related persons during fiscal years 2024 or 2023. We or a subsidiary may occasionally enter into transactions with certain related persons, such as executive officers, directors or nominees for directors, their immediate family members or beneficial owners of more than 5% of our outstanding Common Stock, in which the related party has a direct or indirect material interest. Each such transaction is subject to review and pre-approval
by the Audit Committee.
Indemnification Agreements
We have entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of the Company or that person’s status as a member of our Board or as an officer, as applicable, to the maximum extent allowed under Delaware law.
Procedures for Approval of Related Party Transactions
Our Board reviews the relationships that each director has with the Company and shall endeavor to have a majority of directors that are “independent directors” as defined by the SEC and Nasdaq rules; the Board also reviews the relationships that each officer has with the Company. As part of the review process, the Company distributes and collects questionnaires that solicit information about any direct or indirect transactions with the Company from each of our directors and officers and legal counsel reviews the responses to these questionnaires and reports any related party transactions to the Audit Committee. We may enter into arrangements in the ordinary course of our business that involve the Company’s receiving or providing goods or services on a non-exclusive
basis and at arm’s length negotiated rates or in accordance with regulated price schedules with corporations and other organizations in which a Company director, executive officer or nominee for director may also be a director, trustee or investor, or has some other direct or indirect relationship.
Our Code of Ethics requires all directors, officers and employees to avoid any situation that involves an actual or potential conflict of interest with the Company’s objectives and best interests. Employees are encouraged to direct any questions regarding conflicts of interest to the Company’s Chief Financial Officer or legal department. All related party transactions involving the Company’s directors or executive officers or members of their immediate families must be reviewed and approved in writing in advance by the Audit Committee.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single copy of the annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are XOMA stockholders will be “householding” the Company’s proxy materials. A single copy of the proxy statement and Annual Report on Form
10-K
will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent to “householding.” If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to the Company’s Secretary at 2200 Powell Street, Suite 310, Emeryville, California 94608, Attention: Secretary or your telephonic request to (510)
204-7276,
and we will promptly deliver the proxy materials to you. Stockholders who currently receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings, please contact your broker.

OTHER MATTERS
The Board does not know of any other matters to be presented at this annual meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement. If other matters should properly come before the meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.
It is important that your shares of Common Stock be represented at the meeting, regardless of the number of shares of Common Stock you hold. You are, therefore, urged to promptly vote your proxy by accessing the internet, by completing, signing and returning the proxy card that is provided or by calling the toll-free telephone number.
A copy of the Company’s Annual Report on Form
10-K
for the year ended December 31, 2024, as filed with the SEC, is available without
charge upon written request to: Secretary, XOMA Royalty Corporation, 2200 Powell Street, Suite 310, Emeryville, California 94608.

STOCKHOLDER PROPOSALS AND OTHER COMMUNICATIONS
A stockholder who intends to submit a proposal for inclusion in the proxy statement for the 2026 annual meeting of stockholders must submit such proposal to the Company by mail addressed to the Company’s principal office at 2200 Powell Street, Suite 310, Emeryville, California 94608, Attention: Secretary. Such proposal must be received by us as of the close of business (6:00 p.m. Pacific Time) on     , 2025 and must comply with all applicable requirements of Rule
14a-8
promulgated under the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.
A stockholder who intends to make a nomination for director election or submit a proposal for other business (other than pursuant to Rule
14a-8
of the Exchange Act) for consideration at the annual meeting of stockholders to be held in 2026, must do so in writing by following the above instructions, which must be received by the Company not earlier than     , 2026 and not later than the close of business (6:00 p.m. Pacific Time) on     , 2026. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with the additional requirements of Rule
14a-19,
including providing the notice required under Rule
14a-19
to our Secretary in writing not later than the close of business (6:00 p.m. Pacific Time) on March 23, 2026. We advise you to review our bylaws, which contain additional requirements regarding the advance notice of stockholder proposals and director nominations, including the different notice deadlines in the event our annual meeting for 2026 is held more than 30 days before or 60 days after May 21, 2026. Any such director nomination or stockholder proposal must be a proper matter for stockholder action and must comply with the terms and conditions set forth in our bylaws. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule
14a-4
of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements. The section titled “Nominating & Governance Committee” in this proxy statement provides additional information on the director nomination process.
For all other stockholder communications with the Board or a particular director, a stockholder may send a letter to the Company’s principal office at 2200 Powell Street, Suite 310, Emeryville, California 94608, Attention: Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” The letter must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just a certain specified individual director or directors
. These communications will be compiled and reviewed by our Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

By Order of the Board,

Thomas M. Burns
Senior Vice President, Finance and Chief Financial Officer April , 2025 Emeryville, California

APPENDIX A: PLAN OF CONVERSION

NEVADA PLAN OF CONVERSION

This Plan of Conversion (this “Plan”) is adopted as of      , 2025 and sets forth certain terms of the conversion of XOMA Royalty Corporation, a Delaware corporation (the “Delaware Corporation”), to a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Chapters 78 and 92A of the Nevada Revised Statutes (as amended, the “NRS”).

RECITALS:

A. The Delaware Corporation was incorporated on December 31, 2011.

B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and NRS 92A.195, the Delaware Corporation will be converted to a Nevada Corporation.

C. The Board of Directors of the Delaware Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and recommended the approval of the Conversion by the stockholders of the Delaware Corporation and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion (as each is defined below).

D. The stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion.

E. In connection with the Conversion, at the Effective Time (as hereinafter defined), each share of Common Stock, par value $0.0075 per share (the “Delaware Common Stock”), and each share of 8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 (the “Delaware Series A Preferred Stock”), each share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 (the “Delaware Series B Preferred Stock”), and each share of Series X Convertible Preferred Stock (the “Delaware Series X Preferred Stock”, and together with the Delaware Series A Preferred Stock and the Delaware Series B Preferred Stock, the “Delaware Preferred Stock”) of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be converted into one share of Common Stock, par value $0.0075 per share (the “Nevada Common Stock”), one share of 8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 (the “Nevada Series A Preferred Stock”), one share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 (the “Nevada Series B Preferred Stock”) and one share of Series X Convertible Preferred Stock (the “Nevada Series X Preferred Stock”, and together with the Nevada Series A Preferred Stock and the Nevada Series B Preferred Stock, the “Nevada Preferred Stock”) of the Nevada Corporation, respectively.

F. The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1 Conversion. At the Effective Time, the Delaware Corporation will be converted to the Nevada Corporation, pursuant to, and in accordance with, Section 266 of the DGCL and NRS 92A.195 (the

“Conversion”), whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada. The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion.

1.2 Certificate of Conversion. The Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file articles of conversion in the form attached hereto as Exhibit B (the “Nevada Articles of Conversion”) and articles of incorporation (including certificates of designation of the Nevada Preferred Stock) in the form attached hereto as Exhibit C (the “Nevada Articles of Incorporation”) with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”) and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.

1.3 Effective Time. The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the Nevada Articles of Conversion and Nevada Articles of Incorporation with the Nevada Secretary of State or at a such later time as specified in the Delaware Certificate of Conversion and the Nevada Articles of Conversion (the “Effective Time”).

ARTICLE II

ORGANIZATION

2.1 Nevada Governing Documents. At the Effective Time, the Nevada Articles of Incorporation (including the certificates of designation for the Nevada Preferred Stock) and the Bylaws of the Nevada Corporation in the form attached hereto as Exhibit D (together with the Nevada Articles of Incorporation, the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.

2.2 Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Nevada Corporation.

ARTICLE III

EFFECT OF THE CONVERSION

3.1 Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and Nevada, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Nevada Corporation, and may be enforced against the Nevada Corporation to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Nevada Corporation.

3.2 Conversion of Shares. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation or the stockholders, (i) each share of Delaware Common Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Nevada Common Stock, and all options, warrants or other entitlement to receive a share of Delaware Common Stock shall automatically be converted into an option, warrant or other entitlement to receive a share of Nevada Common Stock and (ii) each share of a series of Delaware Preferred Stock issued and outstanding immediately before the Effective Time shall be converted into one share of the corresponding series of Nevada Preferred Stock and all options, warrants or other entitlement to receive a share of any series of Delaware Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a share of the corresponding series of Nevada Preferred Stock. All shares of Delaware Common Stock that are reserved for issuance pursuant to the terms of any preferred stock, stock option plan, warrants or other entitlement, or otherwise, will continue to be reserved as such by the Nevada Corporation under the same terms and conditions.

ARTICLE IV

MISCELLANEOUS

4.1 Abandonment or Amendment. At any time prior to the filing of the Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, this Plan has been executed on behalf of the Delaware Corporation by its officer thereunto duly authorized, as of the date first set forth above.

XOMA ROYALTY CORPORATION

By:
Name:
Title:

EXHIBIT A

TO PLAN OF CONVERSION

DELAWARE CERTIFICATE OF CONVERSION

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A DELAWARE CORPORATION

TO A NON-DELAWARE ENTITY

PURSUANT TO SECTION 266 OF

THE DELAWARE GENERAL CORPORATION LAW

1.	The name of the Delaware corporation is XOMA ROYALTY CORPORATION .

(If changed, the name under which it’s Certificate of Incorporation was originally

filed: XOMA CORPORATION                        )

2.	The date of filing of its original Certificate of Incorporation with the Delaware
Secretary of State is December 23, 2011 .

3.	The jurisdiction to which the corporation shall convert is (list jurisdiction)
Nevada and the name under which the entity shall be known is
XOMA Royalty Corporation .

4.	The conversion has been approved in accordance with Section 266 of the Delaware General Corporation Law.

5.

The corporation agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the corporation arising while it was a corporation of the State of Delaware, as well as for enforcement of any obligation of such other entity arising from the conversion, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to Section 262 of Title 8, and irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such action, suit or proceeding.

6.	The address to which a copy of the process shall be mailed by the Secretary of
State is 2200 Powell Street, Suite 310, Emeryville, California .

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the

      day of         , A.D. 2025      .

By:
Authorized Officer

Name:
Print or Type

EXHIBIT B

TO PLAN OF CONVERSION

NEVADA ARTICLES OF CONVERSION

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.govwww.nvsilverflume.gov ABOVE SPACE IS FOR OFFICE USE ONLY Articles of Conversion/Exchange/Merger NRS 92A.200 and 92A.205 This filing completes thefollowing: Conversion Exchange Merger TYPE OR PRINT - USE DARK INK ONLY - DO NOTHIGHLIGHT 1. Entity Information: (Constituent, Acquired or Merging) Entity Name: Jurisdiction: Entity Type*: If more than one entity being acquired or merging please attach additional page. 2. Entity Information: (Resulting, Acquiring or Surviving) Entity Name: Jurisdiction: Entity Type*: 3. Plan of Conversion, The entire plan of conversion, exchange or merger is attached to these articles. Exchange or Merger: (select one box) The complete executed plan of conversion is on file at the registered office or principalplace of business of the resulting entity. The entire plan of exchange or merger is on file at the registeredoffice of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).
The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only) 4. Approval: (If more than one entity being acquired or merging please attach additional approval page.) Exchange/Merger: Owner’s approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner’s approval was not required from the: Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of thecorporation and by each public officer or other person whose approval of the plan of merger is required by the articles ofincorporation of the domestic corporation. Acquired/merging Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity 5. Effective Date and Time: (Optional) Date: Time: (must not be laterthan 90 days after the certificate is filed) * corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust. Page 1 of 4 Revised:

FRANCISCO V. AGUILAR Secretary of State 201 North Carson Street Carson City, Nevada 89701-4201
(775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov ABOVE SPACE IS FOR OFFICE USE ONLY Articles of Conversion/Exchange/Merger NRS 92A.200 and 92A.205 This filing completes thefollowing: Conversion Exchange Merger TYPE OR PRINT - USE DARK INK ONLY - DO NOTHIGHLIGHT 4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.) 4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.) Exchange/Merger: Owner’s approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner’s approval was not required from the: Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C.Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporationsonly: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/surviving Name of acquired/mergingentity Name of acquiring/surviving entity Exchange/Merger: Owner’s approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner’s approval was not required from the: Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquiredmerging Acquiring/surviving C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity * corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust. Page 2 of 4 Revised: 8/1/2023

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201
(775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov Conversion: A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.
Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. Care of: Name Address City State Zip/Postal Code 6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign) Articles of Conversion/Exchange/Merger NRS 92A.200 and 91A.205 Name of constituent entity 9.Signature Statement: (Required) 8. Declaration: (Exchange and Merger only) Exchange: The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). Merger: (Select one box) The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180). ** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles.
Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed. 7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) ** Country Form will be returned if unsigned. Page 3 of 4 This form must be accompanied by appropriate fees. Revised: 8/1/2023 875367-001 27Mar25 18:58 Page 12

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov Page 4 of 4 Revised: 8/1/2023 Title Date
10. Signature(s): (Required) Form will be returned if unsigned. This form must be accompanied by appropriate fees. Name of acquired/merging entity X ________________________________ Signature (Exchange/Merger) Title Date X ________________________________ Signature (Exchange/Merger) Name of acquiring/survivingentity Please include any required or optional information in space below: (attach additional page(s) if necessary) Articles of Conversion/Exchange/Merger NRS 92A.200 and 91A.205 If more than one entity being acquired or merging please attach additional page of informaiton and signatures. Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevadalimited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230). The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed. Merger: 9. Signature Statement Continued: (Required) Title Date X ________________________________ Signature of Constituent Entity (Conversion) Signatures - Must besigned by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230) Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange. The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as anattachment, as needed. Exchange:

EXHIBIT C

TO PLAN OF CONVERSION

NEVADA ARTICLES OF INCORPORATION

(including Certificates of Designation of Preferred Stock)

ARTICLES OF INCORPORATION

OF

XOMA ROYALTY CORPORATION

ARTICLE I

The name of the corporation is XOMA Royalty Corporation (the “Corporation”).

ARTICLE II

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (as amended from time to time, the “NRS”).

ARTICLE IV

1. The total number of shares of all class of stock that the Corporation shall have authority to issue is 278,333,332, consisting of 277,333,332 shares of common stock with a par value of $0.0075 per share (the “Common Stock”), and 1,000,000 shares of preferred stock with a par value of $0.05 per share (the “Preferred Stock”). The holders of Common Stock shall, subject to the provisions of these articles of incorporation (as amended from time to time, these “Articles of Incorporation”) and applicable law: (a) be entitled to one vote per share; (b) subject to the rights of the holders of the Preferred Stock, be entitled to such dividends and other distributions as the board of directors of the Corporation (the “Board of Directors”) may from time to time declare; (c) subject to the rights of the holders of the Preferred Stock, in the event of a winding up or dissolution of the Corporation, whether voluntary or involuntary or for the purpose of a reorganization or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Corporation upon the authorization thereof by the Board of Directors; and (d) generally be entitled to enjoy all of the rights attaching to the shares of Common Stock.

2. Subject to the terms of these Articles of Incorporation and unless the holders of at least 75% of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereon adopt a resolution prohibiting such action, and without prejudice to any special rights previously conferred on the holders of any existing shares of stock or class of stock, the Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide out of any unissued shares of Preferred Stock, for any series of Preferred Stock and, with respect to each such series, to fix, in a certificate of designation for such series, the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following: (a) the designation of the series, which may be by distinguishing number, letter or title; (b) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the certificate of designation designating such series) increase or decrease (but not below the number of shares thereof then outstanding); (c) the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative; (d) dates at which dividends, if any, shall be payable; (e) the redemption rights and price or prices, if any, for shares of the series; (f) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series; (g) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; (h) whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other entity, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made; (i) restrictions on the issuance of shares of the same series or of any other class or series; and (j) the voting rights, if any, of the holders of shares of the series.

3. Subject to the rights (if any) of the holders of any series of Preferred Stock, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by an amendment to these Articles of Incorporation that is approved by (a) the Board of Directors and (b) the affirmative vote of the holders of a majority of all outstanding shares of Common Stock and all outstanding shares of Preferred Stock (if any) entitled to vote thereon, with the Common Stock and any such Preferred Stock voting together as a single class, irrespective of the provisions of NRS 78.2055(3), 78.207(3) and 78.390(2) (and any class vote in this regard pursuant to such sections of the NRS is hereby specifically denied), and (subject to any such rights set forth in the applicable certificate of designation), no vote of the holders of any series of Preferred Stock, voting as a separate class, shall be required therefor.

4. Except as otherwise required by law or in the certificate of designation of the relevant series of Preferred Stock, holders of Common Stock, as such, shall not be entitled to vote on any amendment to these Articles of Incorporation (including any certificate of designation) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock, if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon as a separate class pursuant to these Articles of Incorporation or the NRS.

ARTICLE V

Elections of directors need not be by written ballot unless the bylaws of the Corporation (as amended from time to time, the “Bylaws”) shall so provide. In furtherance and not in limitation of the powers conferred by the NRS, [ALTERNATIVE 1: the Board of Directors is expressly authorized to rescind, repeal and amend the Bylaws or to adopt new bylaws, provided that the Bylaws also may be rescinded, repealed or amended in any respect, and new bylaws may be adopted, in each case by the affirmative vote of the holders of at least a majority of the outstanding voting power of the Corporation.][ALTERNATIVE 2: (a) the Board of Directors is expressly authorized to make, rescind, alter and amend the Bylaws, provided that no provision in the Bylaws shall be rescinded, altered or amended and no new provision in the Bylaws shall be made until the same has also been approved by resolution of the stockholders or (b) the stockholders may adopt a resolution to make, rescind, alter and amend the Bylaws.]

ARTICLE VI

A vote of the stockholders of the Corporation shall be required in the event of a merger of the Corporation that, but for the provisions of this Article VI, could be effected without a vote of stockholders pursuant to NRS 92A.130(1)(a), 92A.130(1)(c) or 92A.130(1)(d).

ARTICLE VII

Unless otherwise provided in the NRS or in these Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all shares of stock entitled to vote thereon.

ARTICLE VIII

Notwithstanding anything to the contrary in these Articles of Incorporation or the Bylaws, the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

ARTICLE IX

The names and addresses of the persons who are all of the directors of the Corporation at the effective date and time of these Articles of Incorporation are as follows:

Name	Address

Jack L. Wyszomierski	2200 Powell Street, Suite 310

Emeryville, CA 94608

Heather L. Franklin	2200 Powell Street, Suite 310

Emeryville, CA 94608

Natasha Hernday	2200 Powell Street, Suite 310

Emeryville, CA 94608

Owen Hughes	2200 Powell Street, Suite 310

Emeryville, CA 94608

Barbara Kosacz	2200 Powell Street, Suite 310

Emeryville, CA 94608

Joseph M. Limber	2200 Powell Street, Suite 310

Emeryville, CA 94608

Matthew Perry	2200 Powell Street, Suite 310

Emeryville, CA 94608

* * * * *

ATTACHMENT TO INITIAL LIST

OF

XOMA ROYALTY CORPORATION

ADDITIONAL DIRECTORS

NAME	ADDRESS

Jack L. Wyszomierski	2200 Powell Street, Suite 310

Emeryville, CA 94608

Heather L. Franklin	2200 Powell Street, Suite 310

Emeryville, CA 94608

Natasha Hernday	2200 Powell Street, Suite 310

Emeryville, CA 94608

Owen Hughes	2200 Powell Street, Suite 310

Emeryville, CA 94608

Barbara Kosacz	2200 Powell Street, Suite 310

Emeryville, CA 94608

Joseph M. Limber	2200 Powell Street, Suite 310

Emeryville, CA 94608

Matthew Perry	2200 Powell Street, Suite 310

Emeryville, CA 94608

ADDITIONAL OFFICERS:

NAME & ADDRESS:	OFFICE
Thomas Burns	Senior Vice President, Finance
2200 Powell Street, Suite 310
Emeryville, CA 94608

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

1. Entity information:	Name of entity: XOMA Royalty Corporation Entity or Nevada Business Identification Number (NVID): [TBD]
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: 8.625% Series A Cumulative Perpetual Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* The certificate of designation for the corporation's 8.625% Series A Cumulative Perpetual Preferred Stock is set forth on the pages attached hereto.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X ______________________________ Date: Signature of Officer

Page 1 of 1
Revised: 8/1/2023

XOMA ROYALTY CORPORATION

CERTIFICATE OF DESIGNATION

OF

8.625% SERIES A CUMULATIVE PERPETUAL PREFERRED STOCK

Pursuant to Nevada Revised Statutes 78.1955

XOMA Royalty Corporation, a Nevada corporation (the “Corporation”), hereby certifies that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation of the Corporation (as amended, restated or otherwise modified from time to time, the “Articles of Incorporation”), the Board of Directors has duly adopted the following resolution:

RESOLVED, that, pursuant to authority expressly set forth in the Articles of Incorporation, a series of preferred stock, par value $0.05 per share, of the Corporation to be known as the “8.625% Series A Cumulative Perpetual Preferred Stock” hereby is created, designated and established, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof are as set forth in the Articles of Incorporation and in this Certificate of Designation (as amended, restated or otherwise modified from time to time, this “Certificate of Designation”) as follows:

8.625% SERIES A CUMULATIVE PERPETUAL PREFERRED STOCK

Section 1. Designation and Number. The designation of the series of preferred stock shall be 8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share (hereinafter referred to as the “Series A Preferred Stock”). Each share of Series A Preferred Stock shall be identical in all respects to every other share of Series A Preferred Stock. The number of authorized shares of Series A Preferred Stock shall be 984,000. Such number may from time to time be increased (but not in excess of the total number of authorized shares of preferred stock of the Corporation) or decreased (but not below the number of shares of Series A Preferred Stock then outstanding) by further resolution duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) or any duly authorized committee of the Board of Directors and by the filing of a certificate of amendment pursuant to the applicable provisions of the Nevada Revised Statutes (as amended from time to time, the “ NRS”) stating that such increase or reduction, as the case may be, has been so authorized. The Corporation shall have the authority to issue fractional shares of Series A Preferred Stock.

Section 2. Rank. The Series A Preferred Stock will, as to dividend and other distribution rights and rights upon our liquidation, dissolution or winding-up, rank (1) senior to all classes or series of our common stock and to all other equity securities issued by us expressly designated as ranking junior to the Series A Preferred Stock, (2) senior with respect to the payment of dividends and other distributions and on parity with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up with the Corporation’s Series X Preferred Stock and on parity with any future class or series of our equity securities expressly designated as ranking on parity with the Series A Preferred Stock; (3) junior to all equity securities issued by us with terms specifically providing that those equity securities rank senior to the Series A Preferred Stock with respect to the payment of dividends and other distributions and the distribution of assets upon our liquidation, dissolution or winding up; and (4) effectively junior to all our existing and future indebtedness (including indebtedness convertible into our common stock or preferred stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) our existing or future subsidiaries.

Section 3. Dividends and Other Distributions.

(a) Subject to the preferential rights of the holders of any class or series of capital stock of the Corporation ranking senior to the Series A Preferred Stock as to dividend and other distribution rights, the holders of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends and other distributions, cumulative cash dividends at the rate of 8.625% per annum of the $25.00 liquidation preference per share of the Series A Preferred Stock. Such dividends shall accrue and be cumulative from and including the first date on which any shares of Series A Preferred Stock are issued (the “Original Issue Date”), or, if later, the most recent Dividend Payment Date (as defined below) to which dividends have been paid in full (or declared and the corresponding Dividend Record Date (as defined below) for determining stockholders entitled to payment thereof has passed), and shall be payable quarterly in arrears on each Dividend Payment Date, commencing on or about April 15, 2021; provided, however, that if any Dividend Payment Date is not a Business Day (as defined below), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid, at the Corporation’s option, on either the immediately preceding Business Day or the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if paid on such Dividend Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Dividend Payment Date to such next succeeding Business Day; provided, further, that no dividends shall accrue on any share of Series A Preferred Stock for any Dividend Period (as defined below) having a Dividend Record Date (as defined below) before the date such share of Series A Preferred Stock was issued. The amount of any dividend payable on the Series A Preferred Stock for any period greater or less than a full Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stockholder records of the Corporation at the close of business on the applicable Dividend Record Date. Notwithstanding any provision to the contrary contained herein, each holder of an outstanding share of Series A Preferred Stock shall be entitled to receive a dividend with respect to any Dividend Record Date equal to the dividend paid with respect to each other share of Series A Preferred Stock that is outstanding on such date. “Dividend Record Date” shall mean the date designated by the Board of Directors for the payment of dividends that is not more than 30 or fewer than 10 days prior to the applicable Dividend Payment Date. “Dividend Payment Date” shall mean the 15th calendar day of each January, April, July and October commencing on April 15, 2021. “Dividend Period” shall mean the respective periods commencing on the 15th day of January, April, July and October of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Original Issue Date and end on but exclude April 15, 2021, and other than the Dividend Period during which any shares of Series A Preferred Stock shall be redeemed pursuant to Section 5 or Section 6 hereof, which shall end on and include the day preceding the redemption date with respect to the shares of Series A Preferred Stock being redeemed).

The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a federal legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

(b) Notwithstanding anything contained herein to the contrary, dividends on the Series A Preferred Stock shall accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared.

(c) Except as provided in Section 3(d) or 3(f) below, no dividends shall be declared and paid or declared and set apart for payment, and no other distribution of cash or other property may be declared and made, directly or indirectly, on or with respect to any shares of Common Stock or shares of any other class or series of capital stock of the Corporation ranking, as to dividends or other distributions, on parity with or junior to the Series A Preferred Stock for any period, nor shall any shares of Common Stock or any other shares of any other class or series of capital stock of the Corporation ranking, as to payment of dividends and other distributions and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, on parity with or junior to the Series A Preferred Stock be redeemed, purchased or otherwise acquired for any consideration, nor shall any funds be paid or made available for a sinking fund for the redemption of such shares, and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Corporation, unless full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid or (ii) declared and a sum sufficient for the payment thereof is set apart for such payment.

(d) Except as provided in Section 3(f) below, when dividends are not paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series A Preferred Stock and the shares of any other class or series of capital stock ranking, as to dividends, on parity with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and each such other class or series of capital stock ranking, as to dividends, on parity with the Series A Preferred Stock (which, for the avoidance of doubt, shall not include the redemption or repurchase of shares of any such class or series) shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other class or series of capital stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other class or series of capital stock (which shall not include any accrual in respect of unpaid dividends on such other class or series of capital stock for prior Dividend Periods if such other class or series of capital stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock which may be in arrears.

(e) Holders of shares of Series A Preferred Stock shall not be entitled to any dividend or other distribution, whether payable in cash, property or shares of capital stock, in excess of full cumulative dividends on the Series A Preferred Stock as provided herein. Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such shares which remain payable. Accrued but unpaid dividends on the Series A Preferred Stock will accrue as of the Dividend Payment Date on which they first become payable.

(f) Notwithstanding the provisions of this Section 3 or Sections 5 or 6 and regardless of whether dividends are paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series A Preferred Stock or the shares of any other class or series of capital stock ranking, as to dividends, on parity with the Series A Preferred Stock for any or all Dividend Periods, the Corporation shall not be prohibited or limited from (i) paying dividends or other distributions on any shares of stock of the Corporation in shares of Common Stock or in shares of any other class or series of capital stock ranking junior to the Series A Preferred Stock as to payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution and winding up, (ii) converting or exchanging any shares of stock of the Corporation for shares of any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to payment of dividends or other distributions and the distribution of assets upon the Corporation’s liquidation, dissolution and winding up, or (iii) purchasing or acquiring shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.

Section 4. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any distribution or payment shall be made to holders of shares of Common Stock or any other class or series of capital stock of the Corporation ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, junior to the Series A Preferred Stock, the holders of shares of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, after payment of or provision for the debts and other liabilities of the Corporation and any class or series of capital stock of the Corporation ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, senior to the Series A Preferred Stock, a liquidation preference of $25.00 per share, plus an amount equal to any accrued and unpaid dividends (whether or not authorized or declared) up to but excluding the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the full amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation ranking, as to rights upon the Corporation’s liquidation, dissolution or winding up, on parity with the Series A Preferred Stock in the distribution of assets, then the holders of the Series A Preferred Stock and each such other class or series of capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up, on parity with the Series A Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. Written notice of any such voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given not fewer than 30 or more than 60 days prior to the payment date stated therein, to each record holder of shares of Series A Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation, merger or conversion of the Corporation with or into any other corporation, trust or entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

(b) In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of capital stock of the Corporation or otherwise, is permitted under the NRS, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series A Preferred Stock shall not be added to the Corporation’s total liabilities.

Section 5. Redemption.

(a) Subject to Section 6(a) below, the Corporation, at its option, upon notice in accordance with Section 5(d), may redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time prior to December 15, 2025, for cash, at a redemption price of $25.25 per share, in each case, plus any accrued and unpaid dividends (whether or not authorized or declared) thereon up to but not including the date fixed for redemption, without interest, to the extent the Corporation has funds legally available therefor (the “Optional Redemption Right”).

(b) On or after December 15, 2025, the Corporation, at its option, upon notice in accordance with Section 5(d), may redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus, subject to Section 5(e), all accrued and unpaid dividends (whether or not authorized or declared) thereon up to but not including the date fixed for redemption, without interest, to the extent the Corporation has funds legally available therefor (together with the Optional Redemption Right described in Section 5(a) above, the “Redemption Right”). If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to this Section 5(b), the shares of Series A Preferred Stock to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional shares) or by lot as determined by the Corporation. Holders of Series A Preferred Stock to be redeemed shall surrender such Series A Preferred Stock at the place, or in accordance with the book-entry procedures, designated in such notice and shall be entitled to the redemption price of $25.00 per share and any accrued and unpaid dividends payable upon such redemption following such surrender. If (i) notice of redemption of any shares of Series A Preferred Stock has been given (in the case of a redemption of the Series A Preferred Stock), (ii) the funds necessary for such redemption have been set aside by the Corporation for the benefit of the holders of any shares of Series A Preferred Stock so called for redemption, and (iii) irrevocable instructions have been given to pay the redemption price and all accrued and unpaid dividends, then from and after the redemption date, dividends shall cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding, and all rights of the holders of such shares shall terminate, except the right to receive the redemption price plus any accrued and unpaid dividends payable upon such redemption, without interest. So long as full cumulative dividends on the Series A Preferred Stock and any class or series of parity Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid, or (ii) declared and a sum sufficient for the payment thereof is set apart for payment, nothing herein shall prevent or restrict the Corporation’s right or ability to purchase, from time to time, either at a public or a private sale, all or any part of the Series A Preferred Stock or its common stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law, including the repurchase of shares of Series A Preferred Stock or its common stock in open-market transactions duly authorized by the Board of Directors.

(c) Except as provided in Section 3(f) above, unless full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid in cash, or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for payment, no shares of Series A Preferred Stock shall be redeemed pursuant to the Redemption Right or Special Optional Redemption Right (defined below) unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series A Preferred Stock or any class or series of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, on parity with or junior to the Series A Preferred Stock (except by conversion into or exchange for shares of capital stock of the Corporation ranking, as to payment of dividends and other distributions and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to the Series A Preferred Stock); provided, however, that the foregoing shall not prevent the purchase of Series A Preferred Stock, or any other class or series of capital stock of the Corporation ranking, as to payment of dividends and other distributions and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, on parity with or junior to the Series A Preferred Stock, by the Corporation pursuant to the provisions of Article IV of the Articles of Incorporation or Sections 5 and 9 of this Certificate of Designation or any comparable provision of the Articles of Incorporation relating to any class or series of capital stock hereinafter classified and designated, or the purchase or acquisition of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.

(d) Notice of redemption pursuant to the Redemption Right will be mailed by the Corporation, postage prepaid, not fewer than 30 or more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series A Preferred Stock except as to the holder to whom such notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, each such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series A Preferred Stock to be redeemed; (iv) the place or places where the certificates, if any, representing shares of Series A Preferred Stock are to be surrendered for payment of the redemption price; (v) procedures for surrendering noncertificated shares of Series A Preferred Stock for payment of the redemption price; (vi) that dividends and other distributions on the shares of Series A Preferred Stock to be redeemed will cease to accrue on such redemption date; and (vii) that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series A Preferred Stock. If fewer than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed.

(e) If a redemption date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of Series A Preferred Stock at the close of business of such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of Series A Preferred Stock that surrenders its shares on such redemption date will be entitled to the dividends accruing after the end of the Dividend Period to which such Dividend Payment Date relates up to but excluding the redemption date.

(f) All shares of the Series A Preferred Stock redeemed or repurchased pursuant to this Section 5, or otherwise acquired in any other manner by the Corporation, shall be and hereby are automatically retired and restored to the status of authorized but unissued shares of preferred stock of the Corporation, without designation as to series or class.

Section 6. Special Optional Redemption by the Corporation.

(a) Upon the occurrence of a Delisting Event or Change of Control (each as defined below), the Corporation will have the option upon written notice mailed by the Corporation, postage pre-paid, no fewer than 30 nor more than 60 days prior to the redemption date and addressed to the holders of record of shares of the Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation, to redeem the Series A Preferred Stock, in whole or in part, within 90 days after the first date on which such Delisting Event occurred or within 120 days after the first date on which the Change of Control occurred, as applicable, for cash at $25.00 per share plus, subject to Section 6(d), accrued and unpaid dividends, if any, to, but not including, the redemption date (“Special Optional Redemption Right”). No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given. If, on or prior to the Delisting Event Conversion Date or Change of Control Conversion Date (each as defined below), as applicable, the Corporation has provided or provides notice of redemption with respect to the Series A Preferred Stock (whether pursuant to the Redemption Right or the Special Optional Redemption Right), the holders of shares of Series A Preferred Stock will not have the conversion right described below in Section 8.

A “Change of Control” is when, after the original issuance of the Series A Preferred Stock, each of the following have occurred and are continuing:

(i) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of stock of the Corporation entitling that person to exercise more than 50% of the total voting power of all stock of the Corporation entitled to vote generally in the election of the Corporation’s directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and (ii) following the closing of any transaction referred to in (i) above, neither the Corporation nor the acquiring or surviving entity (or, if in connection with such transaction holders of Common Stock receive Alternative Form Consideration consisting of common equity securities of another entity, such other entity) has a class of common securities (or American depositary receipts representing such securities) listed on the Nasdaq Stock Market (“NASDAQ”), the New York Stock Exchange (the “NYSE”), or the NYSE American, LLC (the “NYSE AMER”), or listed or quoted on an exchange or quotation system that is a successor to NASDAQ, the NYSE or the NYSE AMER.

A “Delisting Event” occurs when, after the original issuance of Series A Preferred Stock, both (i) the shares of Series A Preferred Stock (or the depositary shares) are no longer listed on NASDAQ, the NYSE or the NYSE AMER, or listed or quoted on an exchange or quotation system that is a successor to NASDAQ, the NYSE or the NYSE AMER, and (ii) the Corporation is not subject to the reporting requirements of the Exchange Act, but any Series A Preferred Stock is still outstanding.

(b) In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series A Preferred Stock to be redeemed; (iv) the place or places where the certificates, if any, representing shares of Series A Preferred Stock are to be surrendered for payment of the redemption price; (v) procedures for surrendering noncertificated shares of Series A Preferred Stock for payment of the redemption price; (vi) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accrue on the redemption date; (vii) that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series A Preferred Stock; (viii) that the shares of Series A Preferred Stock are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Delisting Event or Change of Control, as applicable, and a brief description of the transaction or transactions constituting such Delisting Event or Change of Control, as applicable; and (ix) that holders of the shares of Series A Preferred Stock to which the notice relates will not be able to tender such shares of Series A Preferred Stock for conversion in connection with the Delisting Event or Change of Control, as applicable, and each share of Series A Preferred Stock tendered for conversion that is selected, prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, for redemption will be redeemed on the related redemption date instead of converted on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable. If fewer than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed. Holders of Series A Preferred Stock to be redeemed shall surrender such Series A Preferred Stock at the place, or in accordance with the book-entry procedures, designated in such notice and shall be entitled to the redemption price of $25.00 per share and any accrued and unpaid dividends payable upon such redemption following such surrender.

If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to the Special Optional Redemption Right, the shares of Series A Preferred Stock to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional shares) or by lot as determined by the Corporation.

(c) If (i) the Corporation has given a notice of redemption pursuant to the Special Optional Redemption Right, (ii) the funds necessary for such redemption have been set aside by the Corporation in trust for the benefit of the holders of the shares of Series A Preferred Stock so called for redemption, and (iii) irrevocable instructions have been given to pay the redemption price and all accrued and unpaid dividends, then from and after the redemption date, dividends shall cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding, and all rights of the holders of such shares shall terminate, except the right to receive the redemption price plus any accrued and unpaid dividends payable upon such redemption, without interest. So long as full cumulative dividends on the Series A Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid, or (ii) declared and a sum sufficient for the payment thereof is set apart for payment, nothing herein shall prevent or restrict the Corporation’s right or ability to purchase, from time to time, either at a public or a private sale, all or any part of the Series A Preferred Stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law, including the repurchase of shares of Series A Preferred Stock in open-market transactions duly authorized by the Board of Directors.

(d) If a redemption date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of Series A Preferred Stock at the close of business of such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of Series A Preferred Stock that surrenders its shares on such redemption date will be entitled to the dividends accruing after the end of the Dividend Period to which such Dividend Payment Date relates up to but excluding the redemption date. Except as provided herein, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Stock for which a notice of redemption has been given.

(e) All shares of the Series A Preferred Stock redeemed or repurchased pursuant to this Section 6, or otherwise acquired in any other manner by the Corporation, shall be and hereby are automatically retired and restored to the status of authorized but unissued shares of preferred stock of the Corporation, without designation as to series or class.

Section 7. Voting Rights.

(a) Holders of the Series A Preferred Stock shall not have any voting rights, except as set forth in this Section 7.

(b) Whenever dividends or other distributions on any shares of Series A Preferred Stock shall be in arrears for six or more consecutive or non-consecutive quarterly periods (a “Preferred Dividend Default”), the holders of Series A Preferred Stock and the holders of all other classes or series of preferred stock of the Corporation ranking on parity with the Series A Preferred Stock with respect to payment of dividends and other distributions and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up and upon which like voting rights have been conferred, and are exercisable (“Parity Preferred”) and with which the holders of Series A Preferred Stock are entitled to vote together as a single class voting together as a single class, shall be entitled to vote for the election of a total of two additional directors to serve on the Board of Directors of the Corporation (the “Preferred Directors”) until all dividends accumulated and unpaid on such Series A Preferred for all past Dividend Periods shall have been fully paid. At such time as the holders of Series A Preferred Stock become entitled to vote in the election of Preferred Directors, the number of directors serving on the Board of Directors will be increased automatically by two directors (unless the number of directors has previously been so increased pursuant to the terms of any class or series of Parity Preferred). For the purposes of determining whether a Preferred Dividend Default has occurred or is continuing, a dividend in respect of Series A Preferred Stock shall be considered timely made if made within two Business Days after the applicable Dividend Payment Date if at the time of such late payment date there shall not be any prior quarterly Dividend Periods in respect of which full dividends were not timely made at the applicable Dividend Payment Date.

(c) A Preferred Director will be elected by a plurality of the votes cast in the election of Preferred Directors and shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies, subject to Section 7(e) or such Preferred Director’s earlier death, disqualification, resignation or removal. The election of Preferred Directors will take place at (i) either (A) a special meeting called in accordance with Section 7(d) below if the request is received more than 90 days before the date fixed for the Corporation’s next annual or special meeting of stockholders or (B) the next annual or special meeting of stockholders if the request is received within 90 days of the date fixed for the Corporation’s next annual or special meeting of stockholders, and (ii) at each subsequent annual meeting of stockholders, or special meeting at which Preferred Directors are to be elected, until the right of holders of Series A Preferred Stock to elect Preferred Directors shall have terminated as specified in Section 7(e).

(d) At any time when holders of Series A Preferred Stock are entitled to vote in the election of Preferred Directors, the Secretary of the Corporation shall, unless the request is received more than 90 days before the date fixed for the Corporation’s next annual or special meeting of stockholders, call or cause to be called, upon written request of holders of record of at least 10% of the outstanding shares of Series A Preferred Stock and Parity Preferred with which the holders of Series A Preferred Stock are entitled to vote together as a single class in the election of Preferred Directors, call a special meeting of stockholders for the purpose of electing Preferred Directors by mailing or causing to be mailed to the stockholders entitled to vote a notice of such special meeting to be held not fewer than ten or more than 45 days after the date such notice is given. The record date for determining holders of the Series A Preferred Stock entitled to notice of and to vote at such special meeting will be the close of business on the third Business Day preceding the day on which such notice is mailed. The holder or holders of one-third of the outstanding shares of Series A Preferred Stock and Parity Preferred with which the holders of Series A Preferred Stock are entitled to vote together as a single class in the election of Preferred Directors, present in person or by proxy, will constitute a quorum for the election of the Preferred Directors except as otherwise required by law. Notice of all meetings of stockholders at which holders of Series A Preferred Stock are entitled to vote in the election of Preferred Directors will be given to such holders at their addresses as they appear in the Corporation’s stock transfer records. At any such meeting or adjournment thereof, in the absence of a quorum, subject to the provisions of any applicable law, the affirmative vote of a majority of the holders of the Series A Preferred Stock and Parity Preferred with which the holders of Series A Preferred Stock are entitled to vote together as a single class in the election of Preferred Directors present in person or by proxy, voting together as a single class, shall be sufficient to adjourn the meeting for the election of the Preferred Directors, without notice other than an announcement at the meeting, until a quorum is present. If a Preferred

Dividend Default shall terminate after the notice of a special meeting for the purpose of electing Preferred Directors has been given but before such special meeting has been held, the Corporation shall, as soon as practicable after such termination, mail or cause to be mailed notice of such termination to holders of the Series A Preferred Stock that would have been entitled to vote at such special meeting.

(e) If and when all accumulated dividends on such Series A Preferred Stock for all past Dividend Periods shall have been fully paid, the right of the holders of Series A Preferred Stock to elect such additional two directors shall immediately cease (subject to revesting in the event of each and every Preferred Dividend Default), and, unless there are outstanding shares of Parity Preferred upon which like voting remain exercisable, the term of office of each Preferred Director so elected shall terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. If the rights of holders of Series A Preferred Stock to elect Preferred Directors have terminated in accordance with this Section 7(e) after any record date for the determination of stockholders entitled to vote in the election of such Preferred Directors but before the closing of the polls in such election, holders of Series A Preferred Stock outstanding as of such record date shall not be entitled to vote in such election of Preferred Directors. Any Preferred Director may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of record of not less than two-thirds of the outstanding shares of Series A Preferred Stock and the Parity Preferred then entitled to vote together as a single class in the election of Preferred Directors (voting together as a single class). So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Director may be filled by written consent of the Preferred Director remaining in office, or if none remains in office, by a plurality of the votes cast in the election of Preferred Directors. Each of the Preferred Directors shall be entitled to one vote on any matter before the Board of Directors.

(f) So long as any shares of Series A Preferred Stock remain outstanding, the affirmative vote or consent of the holders of two-thirds of the outstanding shares of Series A Preferred Stock and each other class or series of Parity Preferred with which the holders of Series A Preferred Stock are entitled to vote together as a single class on such matter (voting together as a single class), given in person or by proxy, either in writing or at a meeting, will be required to: (i) authorize, create or issue, or increase the number of authorized or issued number of shares of, any class or series of capital stock ranking senior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation (collectively, “Senior Capital Stock”) or reclassify any authorized shares of capital stock of the Corporation into Senior Capital Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any Senior Capital Stock; or (ii) amend, alter or repeal the provisions of the Articles of Incorporation , including the terms of the Series A Preferred Stock, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock; provided however, with respect to the occurrence of any Event, so long as the Series A Preferred Stock remains outstanding with the terms thereof materially unchanged, taking into account that, upon the occurrence of such Event, the Corporation may not be the surviving entity and the surviving entity may not be a corporation, the occurrence of such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of Series A Preferred Stock, and in such case such holders shall not have any voting rights with respect to the occurrence of any Event. In addition, if the holders of the Series A Preferred Stock receive the greater of the full trading price of the Series A Preferred Stock on the date of an Event or the $25.00 liquidation preference per share of the Series A Preferred Stock plus all accrued and unpaid dividends thereon pursuant to the occurrence of any Event, then such holders shall not have any voting rights with respect to such Event. If any Event would materially and adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock disproportionately relative to other classes or series of Parity Preferred with which the holders of Series A Preferred Stock are entitled to vote together as a single class on such Event, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Series A Preferred Stock, voting as a separate class, will also be required. Notwithstanding the foregoing, holders of shares of Series A Preferred Stock shall not be entitled to vote with respect to (A) any increase in the total number of authorized shares of Common Stock or Preferred Stock of the Corporation, (B) any increase in the number of authorized shares of Series A Preferred Stock or the creation or issuance of any other class or series of capital stock or (C) any increase in the number of authorized shares of any other class or series of capital stock; provided that, in each case referred to in clause (A), (B) or (C) above, such capital stock ranks on parity with or junior to the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation. Except as set forth herein, holders of the Series A Preferred Stock shall not have any voting rights with respect to, and the consent of the holders of the Series A Preferred Stock shall not be required for, the taking of any corporate action, including an Event, regardless of the effect that such corporate action or Event may have upon the powers, preferences, voting power or other rights or privileges of the Series A Preferred Stock.

(g) The foregoing voting provisions of this Section 7 shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption upon proper notice pursuant to this Certificate of Designation, and sufficient funds, in cash, shall have been deposited in trust to effect such redemption.

(h) In any matter in which the Series A Preferred Stock may vote together as a single class with holders of all other classes or series of parity preferred stock (as expressly provided herein), each share of Series A Preferred Stock shall be entitled to one vote per $25.00 of liquidation preference.

Section 8. Conversion. The shares of Series A Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 8.

(a) Upon the occurrence of a Delisting Event or Change of Control, as applicable, each holder of outstanding shares of Series A Preferred Stock shall have the right, unless, on or prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, the Corporation has provided or provides notice of its election to redeem the Series A Preferred Stock pursuant to the Redemption Right or Special Optional Redemption Right, to convert some or all of the Series A Preferred Stock held by such holder (the “Delisting Event Conversion Right” or “Change of Control Conversion Right,” as applicable) on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, into a number of shares of Common Stock per share of Series A Preferred Stock to be converted (the “Common Stock Conversion Consideration”) equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) the $25.00 liquidation preference per share of Series A Preferred Stock to be converted plus (y) the amount of any accrued and unpaid dividends to, but not including, the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable (unless the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, is after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case no additional amount for such accrued and unpaid dividends will be included in such sum) by (ii) the Common Stock Price (as defined herein) and (B) 1.46071 (the “Share Cap”), subject to the immediately succeeding paragraph.

The Share Cap is subject to pro rata adjustments for any stock splits (including those effected pursuant to a distribution of the Common Stock), subdivisions or combinations (in each case, a “Share Split”) with respect to the Common Stock as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Common Stock that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.

In the case of a Delisting Event or Change of Control, as applicable, pursuant to which shares of Common Stock shall be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Form Consideration”), a holder of shares of Series A Preferred Stock shall receive upon conversion of such shares of Series A Preferred Stock the kind and amount of Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Delisting Event or Change of Control, as applicable, had such holder held a number of shares of Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Delisting Event or Change of Control, as applicable

(the “Alternative Conversion Consideration”; and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Delisting Event or Change of Control, as applicable, shall be referred to herein as the “Conversion Consideration”).

In the event that holders of Common Stock have the opportunity to elect the form of consideration to be received in the Delisting Event or Change of Control, as applicable, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of the shares of Common Stock that were voted in such an election (if electing between two types of consideration) or holders of a plurality of the shares of Common Stock that were voted in such an election (if electing between more than two types of consideration), as the case may be, and will be subject to any limitations to which all holders of Common Stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Delisting Event or Change of Control, as applicable.

The “Delisting Event Conversion Date” or “Change of Control Conversion Date”, as applicable, shall be a Business Day set forth in the notice of Delisting Event or Change of Control, as applicable, provided in accordance with Section 8(c) below that is no less than 20 days nor more than 35 days after the date on which the Corporation provides such notice pursuant to Section 8(c).

The “Common Stock Price” shall be (i) if the consideration to be received in the Change of Control by the holders of Common Stock is solely cash, the amount of cash consideration per share of Common Stock or (ii) if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash (x) the average of the closing sale prices per share of Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Common Stock is then traded, or (y) the average of the last quoted bid prices for the Common Stock in the over-the-counter market as reported by OTC Markets Group, Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Common Stock is not then listed for trading on a U.S. securities exchange.

The “Common Stock Price” for any Delisting Event will be the average of the closing price per share of our common stock on the 10 consecutive trading days immediately preceding, but not including, the effective date of the Delisting Event.

(b) No fractional shares of Common Stock shall be issued upon the conversion of Series A Preferred Stock. In lieu of fractional shares of Common Stock otherwise issuable in respect of the aggregate number of shares of Series A Preferred Stock of any holder that are converted, that holder shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price. If more than one share of Series A Preferred Stock is surrendered for conversion at one time by or for the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

(c) Within 15 days following the occurrence of a Delisting Event or Change of Control, as applicable, a notice of occurrence of the Delisting Event or Change of Control, as applicable, describing the resulting Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, shall be delivered to the holders of record of the Series A Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records and notice shall be provided to the Corporation’s transfer agent. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any share of Series A Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the events constituting the Delisting Event or Change of Control, as applicable; (ii) the date of the Delisting Event or Change of Control, as applicable; (iii) the last date on which the holders of Series A Preferred Stock may exercise their Delisting Event Conversion Right or Change of Control Conversion Right, as

applicable; (iv) the method and period for calculating the Common Stock Price; (v) the Delisting Event Conversion Right or Change of Control Conversion Date, as applicable; (vi) that if, on or prior to the Delisting Event Conversion Right or Change of Control Conversion Date, as applicable, the Corporation has provided or provides notice of its election to redeem all or any portion of the Series A Preferred Stock, the holder will not be able to convert shares of Series A Preferred Stock designated for redemption and such shares of Series A Preferred Stock shall be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Delisting Event Conversion Right or Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series A Preferred Stock; (viii) the name and address of the paying agent and the conversion agent; and (ix) the procedures that the holders of Series A Preferred Stock must follow to exercise the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable.

(d) The Corporation shall issue a press release for publication on the Dow Jones & Corporation, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation’s website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides notice pursuant to Section 8(c) above to the holders of Series A Preferred Stock.

(e) In order to exercise the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, a holder of shares of Series A Preferred Stock shall be required to deliver, on or before the close of business on the Delisting Event Conversion Right or Change of Control Conversion Date, as applicable, the certificates (if any) representing the shares of Series A Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Corporation’s transfer agent. Such notice shall state: (i) the relevant Delisting Event Conversion Date or Change of Control Conversion Date, as applicable; (ii) the number of shares of Series A Preferred Stock to be converted; and (iii) that the shares of Series A Preferred Stock are to be converted pursuant to the applicable provisions of this Certificate of Designation. Notwithstanding the foregoing, if the shares of Series A Preferred Stock are held in global form, such notice shall comply with applicable procedures of The Depository Trust Corporation (“DTC”).

(f) Holders of Series A Preferred Stock may withdraw any notice of exercise of a Delisting Event Conversion Right or Change of Control Conversion Right (in whole or in part), as applicable, by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable. The notice of withdrawal must state: (i) the number of withdrawn shares of Series A Preferred Stock; (ii) if certificated shares of Series A Preferred Stock have been issued, the certificate numbers of the shares of withdrawn Series A Preferred Stock; and (iii) the number of shares of Series A Preferred Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Series A Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable procedures of DTC.

(g) Shares of Series A Preferred Stock as to which the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, unless, on or prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, the Corporation has provided or provides notice of its election to redeem such shares of Series A Preferred Stock, whether pursuant to its Redemption Right or Special Optional Redemption Right. If the Corporation elects to redeem shares of Series A Preferred Stock that would otherwise be converted into the applicable Conversion Consideration on a Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, such shares of Series A Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date $25.00 per share, plus any accrued and unpaid dividends thereon to, but not including, the redemption date.

(h) The Corporation shall deliver the applicable Conversion Consideration no later than the third Business Day following the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable.

(i) The shares of Series A Preferred Stock shall not be convertible into or exchangeable for any other property or securities of the Corporation or any other entity, except as otherwise provided herein.

Section 9. No Conversion Rights. The shares of Series A Preferred Stock shall not be convertible into or exchangeable for any other property or securities of the Corporation or any other entity, except as otherwise provided herein.

Section 10. Record Holders. The Corporation and its transfer agent may deem and treat the record holder of any Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor its transfer agent shall be affected by any notice to the contrary.

Section 11. No Maturity or Sinking Fund. The Series A Preferred Stock has no maturity date, and no sinking fund has been established for the retirement or redemption of Series A Preferred Stock.

Section 12. Exclusion of Other Rights. The Series A Preferred Stock shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than expressly set forth in the Articles of Incorporation and this Certificate of Designation.

Section 13. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Section 14. Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock set forth in this Certificate of Designation are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of Series A Preferred Stock set forth in this Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series A Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

Section 15. No Preemptive Rights. No holder of Series A Preferred Stock shall be entitled to any preemptive rights to subscribe for or acquire any unissued shares of capital stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of capital stock of the Corporation.

* * * * * *

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

1. Entity information:	Name of entity: XOMA Royalty Corporation Entity or Nevada Business Identification Number (NVID): [TBD]
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: 8.375% Series B Cumulative Perpetual Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* The certificate of designation for the corporation's 8.375% Series B Cumulative Perpetual Preferred Stock is set forth on the pages attached hereto.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X ______________________ Date: Signature of Officer

Page 1 of 1
Revised: 8/1/2023

Secretary of State North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov USE INK ONLY - DO NOT HIGHLIGHT Certificate of Designation and Amendment to Designation only)

XOMA ROYALTY CORPORATION

CERTIFICATE OF DESIGNATION

OF

8.375% SERIES B CUMULATIVE PERPETUAL PREFERRED STOCK

Pursuant to Nevada Revised Statutes 78.1955

XOMA Royalty Corporation, a Nevada corporation (the “Corporation”), hereby certifies that, pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Articles of Incorporation of the Corporation (as amended, restated or otherwise modified from time to time, the “Articles of Incorporation”), the Board of Directors has duly adopted the following resolution.

RESOLVED, that, pursuant to authority expressly set forth in the Articles of Incorporation, a series of preferred stock, par value $0.05 per share, of the Corporation to be known as the “8.375% Series B Cumulative Perpetual Preferred Stock” hereby is created, designated and established, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof are as set forth in the Articles of Incorporation and in this Certificate of Designation (as amended, restated or otherwise modified from time to time, this “Certificate of Designation”) as follows:

8.375% SERIES B CUMULATIVE PERPETUAL PREFERRED STOCK

Section 1. Designation and Number. The designation of the series of preferred stock shall be 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share (hereinafter referred to as the “Series B Preferred Stock”). Each share of Series B Preferred Stock shall be identical in all respects to every other share of Series B Preferred Stock. The number of authorized shares of Series B Preferred Stock shall be 3,600. Such number may from time to time be increased (but not in excess of the total number of authorized shares of preferred stock of the Corporation) or decreased (but not below the number of shares of Series B Preferred Stock then outstanding) by further resolution duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) or any duly authorized committee of the Board of Directors and by the filing of a certificate of amendment pursuant to the applicable provisions of the Nevada Revised Statutes (as amended from time to time, the “ NRS”) stating that such increase or reduction, as the case may be, has been so authorized. The Corporation shall have the authority to issue fractional shares of Series B Preferred Stock.

Section 2. Rank. The Series B Preferred Stock will, as to dividend and other distribution rights and rights upon our liquidation, dissolution or winding-up, rank (1) senior to all classes or series of our common stock and to all other equity securities issued by us other than any equity securities issued by us with terms specifically providing that those equity securities rank junior to the Series B Preferred Stock, (2) senior with respect to the payment of dividends and other distributions and on parity with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up with the Corporation’s Series X Preferred Stock and on parity with our 8.625% Series A Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”), and with any future class or series of our equity securities expressly designated as ranking on parity with the Series B Preferred Stock; (3) junior to all equity securities issued by us with terms specifically providing that those equity securities rank senior to the Series B Preferred Stock with respect to the payment of dividends and other distributions and the distribution of assets upon our liquidation, dissolution or winding up; and (4) effectively junior to all our existing and future indebtedness (including indebtedness convertible into our common stock or preferred stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) our existing or future subsidiaries.

Section 3. Dividends and Other Distributions.

(a) Subject to the preferential rights of the holders of any class or series of capital stock of the Corporation ranking senior to the Series B Preferred Stock as to dividend and other distribution rights, the holders of shares of the Series B Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends and other distributions, cumulative cash dividends at the rate of 8.375% per annum of the $25,000.00 liquidation preference per share of the Series B Preferred Stock. Such dividends shall accrue and be cumulative from and including the first date on which any shares of Series B Preferred Stock are issued (the “Original Issue Date”), or, if later, the most recent Dividend Payment Date (as defined below) to which dividends have been paid in full (or declared and the corresponding Dividend Record Date (as defined below) for determining stockholders entitled to payment thereof has passed), and shall be payable quarterly in arrears on each Dividend Payment Date, commencing on or about July 15, 2021; provided, however, that if any Dividend Payment Date is not a Business Day (as defined below), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid, at the Corporation’s option, on either the immediately preceding Business Day or the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if paid on such Dividend Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Dividend Payment Date to such next succeeding Business Day; provided, further, that no dividends shall accrue on any share of Series B Preferred Stock for any Dividend Period (as defined below) having a Dividend Record Date (as defined below) before the date such share of Series B Preferred Stock was issued. The amount of any dividend payable on the Series B Preferred Stock for any period greater or less than a full Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stockholder records of the Corporation (or the depositary in the case of depositary shares representing underlying Series B Preferred Stock) at the close of business on the applicable Dividend Record Date. Notwithstanding any provision to the contrary contained herein, each holder of an outstanding share of Series B Preferred Stock shall be entitled to receive a dividend with respect to any Dividend Record Date equal to the dividend paid with respect to each other share of Series B Preferred Stock that is outstanding on such date. “Dividend Record Date” shall mean the date designated by the Board of Directors for the payment of dividends that is not more than 30 or fewer than 10 days prior to the applicable Dividend Payment Date. “Dividend Payment Date” shall mean the 15th calendar day of each January, April, July and October commencing on July 15, 2021. “Dividend Period” shall mean the respective periods commencing on the 15th day of January, April, July and October of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Original Issue Date and end on but exclude July 15, 2021, and other than the Dividend Period during which any shares of Series B Preferred Stock shall be redeemed pursuant to Section 5 or Section 6 hereof, which shall end on and include the day preceding the redemption date with respect to the shares of Series B Preferred Stock being redeemed).

The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a federal legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

(b) Notwithstanding anything contained herein to the contrary, dividends on the Series B Preferred Stock shall accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends, and whether or not such dividends are authorized or declared.

(c) Except as provided in Section 3(d) or 3(f) below, no dividends shall be declared and paid or declared and set apart for payment, and no other distribution of cash or other property may be declared and made, directly or indirectly, on or with respect to any shares of Common Stock or shares of any other class or series of capital stock of the Corporation ranking, as to dividends or other distributions, on parity with or junior to the Series B Preferred Stock for any period, nor shall any shares of Common Stock or any other shares of any other class or series of capital stock of the Corporation ranking, as to payment of dividends and other distributions and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, on parity with or junior to the Series B Preferred Stock be redeemed, purchased or otherwise acquired for any consideration, nor shall any funds be paid or made available for a sinking fund for the redemption of such shares, and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Corporation, unless full cumulative dividends on the Series B Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid or (ii) declared and a sum sufficient for the payment thereof is set apart for such payment.

(d) Except as provided in Section 3(f) below, when dividends are not paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series B Preferred Stock and the shares of any other class or series of capital stock ranking, as to dividends, on parity with the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock and each such other class or series of capital stock ranking, as to dividends, on parity with the Series B Preferred Stock (which, for the avoidance of doubt, shall not include the redemption or repurchase of shares of any such class or series) shall be declared pro rata so that the amount of dividends declared per share of Series B Preferred Stock and such other class or series of capital stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series B Preferred Stock and such other class or series of capital stock (which shall not include any accrual in respect of unpaid dividends on such other class or series of capital stock for prior Dividend Periods if such other class or series of capital stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock which may be in arrears.

(e) Holders of shares of Series B Preferred Stock shall not be entitled to any dividend or other distribution, whether payable in cash, property or shares of capital stock, in excess of full cumulative dividends on the Series B Preferred Stock as provided herein. Any dividend payment made on the Series B Preferred Stock shall first be credited against the earliest accrued but unpaid dividends due with respect to such shares which remain payable. Accrued but unpaid dividends on the Series B Preferred Stock will accrue as of the Dividend Payment Date on which they first become payable.

(f) Notwithstanding the provisions of this Section 3 or Sections 5 or 6 and regardless of whether dividends are paid in full (or declared and a sum sufficient for such full payment is not so set apart) on the Series B Preferred Stock or the shares of any other class or series of capital stock ranking, as to dividends, on parity with the Series B Preferred Stock for any or all Dividend Periods, the Corporation shall not be prohibited or limited from (i) paying dividends or other distributions on any shares of stock of the Corporation in shares of Common Stock or in shares of any other class or series of capital stock ranking junior to the Series B Preferred Stock as to payment of dividends or other distributions and the distribution of assets upon the Corporation’s liquidation, dissolution and winding up, (ii) converting or exchanging any shares of stock of the Corporation for shares of any other class or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock as to payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution and winding up, or (iii) purchasing or acquiring shares of Series B Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series B Preferred Stock.

Section 4. Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any distribution or payment shall be made to holders of shares of Common Stock or any other class or series of capital stock of the Corporation ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, junior to the Series B Preferred Stock, the holders of shares of Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders, after payment of or provision for the debts and other liabilities of the Corporation and any class or series of capital stock of the Corporation ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, senior to the Series B Preferred Stock, a liquidation preference of $25,000.00 per share, plus an amount equal to any accrued and unpaid dividends (whether or not authorized or declared) up to but excluding the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Corporation are insufficient to pay the full amount of the liquidating distributions on all outstanding shares of Series B Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation ranking, as to rights upon the Corporation’s liquidation, dissolution or winding up, on parity with the Series B Preferred Stock in the distribution of assets, then the holders of the Series B Preferred Stock and each such other class or series of capital stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up, on parity with the Series B Preferred Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. Written notice of any such voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given not fewer than 30 or more than 60 days prior to the payment date stated therein, to each record holder of shares of Series B Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation, merger or conversion of the Corporation with or into any other corporation, trust or entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

(b) In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of capital stock of the Corporation or otherwise, is permitted under the NRS, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of Series B Preferred Stock shall not be added to the Corporation’s total liabilities.

Section 5. Redemption.

(a) Subject to Section 6(a) below, the Corporation, at its option, upon notice in accordance with Section 5(d), may redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash, as follows: (i) on and after ________, 2025 but prior to April 15, 2026, at a redemption price of $25,250.00 per share, (iii) after April 15, 2026 but prior to April 15, 2027, at a redemption price of $25,000.00 per share, in each case, plus any accrued and unpaid dividends (whether or not authorized or declared) thereon up to but not including the date fixed for redemption, without interest, to the extent the Corporation has funds legally available therefor (the “Optional Redemption Right”).

(b) On or after April 15, 2026, the Corporation, at its option, upon notice in accordance with Section 5(d), may redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25,000.00 per share, plus, subject to Section 5(e), all accrued and unpaid dividends (whether or not authorized or declared) thereon up to but not including the date fixed for redemption, without interest, to the extent the Corporation has funds legally available therefor (together with the Optional Redemption Right described in Section 5(a) above, the “Redemption Right”). If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed pursuant to this Section 5(b), the shares of Series B Preferred Stock to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional shares) or by lot as determined by the Corporation. Holders of Series B Preferred Stock to be redeemed shall surrender such Series B Preferred Stock at the place, or in accordance with the book-entry procedures, designated in such notice and shall be entitled to the redemption price of $25,000.00 per share and any accrued and unpaid dividends payable upon such redemption following such surrender. If (i) notice of redemption of any shares of Series B Preferred Stock has been given (in the case of a redemption of the Series B Preferred Stock), (ii) the funds necessary for such redemption have been set aside by the Corporation for the benefit of the holders of any shares of Series B Preferred Stock so called for redemption, and (iii) irrevocable instructions have been given to pay the redemption price and all accrued and unpaid dividends, then from and after the redemption date, dividends shall cease to accrue on such shares of Series B Preferred Stock, such shares of Series B Preferred Stock shall no longer be deemed outstanding, and all rights of the holders of such shares shall terminate, except the right to receive the redemption price plus any accrued and unpaid dividends payable upon such redemption, without interest. So long as full cumulative dividends on the Series B Preferred Stock and any class or series of parity

Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid, or (ii) declared and a sum sufficient for the payment thereof is set apart for payment, nothing herein shall prevent or restrict the Corporation’s right or ability to purchase, from time to time, either at a public or a private sale, all or any part of the Series B Preferred Stock or its common stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law, including the repurchase of shares of Series B Preferred Stock or its common stock in open-market transactions duly authorized by the Board of Directors.

(c) Except as provided in Section 3(f) above, unless full cumulative dividends on the Series B Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid in cash, or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for payment, no shares of Series B Preferred Stock shall be redeemed pursuant to the Redemption Right or Special Optional Redemption Right (defined below) unless all outstanding shares of Series B Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Series B Preferred Stock or any class or series of capital stock of the Corporation ranking, as to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, on parity with or junior to the Series B Preferred Stock (except by conversion into or exchange for shares of capital stock of the Corporation ranking, as to payment of dividends and other distributions and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to the Series B Preferred Stock); provided, however, that the foregoing shall not prevent the purchase of Series B Preferred Stock, or any other class or series of capital stock of the Corporation ranking, as to payment of dividends and other distributions and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, on parity with or junior to the Series B Preferred Stock, by the Corporation pursuant to the provisions of Article IV of the Articles of Incorporation or Sections 5 and 9 of this Certificate of Designation or any comparable provision of the Articles of Incorporation relating to any class or series of capital stock hereinafter classified and designated, or the purchase or acquisition of Series B Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series B Preferred Stock.

(d) Notice of redemption pursuant to the Redemption Right will be mailed by the Corporation, postage prepaid, not fewer than 30 or more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series B Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series B Preferred Stock except as to the holder to whom such notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series B Preferred Stock may be listed or admitted to trading, each such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series B Preferred Stock to be redeemed; (iv) the place or places where the certificates (or depositary receipts), if any, representing shares of Series B Preferred Stock are to be surrendered for payment of the redemption price; (v) procedures for surrendering noncertificated shares of Series B Preferred Stock for payment of the redemption price; (vi) that dividends and other distributions on the shares of Series B Preferred Stock to be redeemed will cease to accrue on such redemption date; and (vii) that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series B Preferred Stock. If fewer than all of the shares of Series B Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series B Preferred Stock held by such holder to be redeemed.

(e) If a redemption date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of Series B Preferred Stock at the close of business of such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of Series B Preferred Stock that surrenders its shares on such redemption date will be entitled to the dividends accruing after the end of the Dividend Period to which such Dividend Payment Date relates up to but excluding the redemption date

(f) All shares of the Series B Preferred Stock redeemed or repurchased pursuant to this Section 5, or otherwise acquired in any other manner by the Corporation, shall be and hereby are automatically retired and restored to the status of authorized but unissued shares of preferred stock of the Corporation, without designation as to series or class.

Section 6. Special Optional Redemption by the Corporation.

(a) Upon the occurrence of a Delisting Event or Change of Control (each as defined below), the Corporation will have the option upon written notice mailed by the Corporation, postage pre-paid, no fewer than 30 nor more than 60 days prior to the redemption date and addressed to the holders of record of shares of the Series B Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation, to redeem the Series B Preferred Stock, in whole or in part, within 90 days after the first date on which such Delisting Event occurred or within 120 days after the first date on which the Change of Control occurred, as applicable, for cash at $25,000.00 per share plus, subject to Section 6(d), accrued and unpaid dividends, if any, to, but not including, the redemption date (“Special Optional Redemption Right”). No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock except as to the holder to whom notice was defective or not given. If, on or prior to the Delisting Event Conversion Date or Change of Control Conversion Date (each as defined below), as applicable, the Corporation has provided or provides notice of redemption with respect to the Series B Preferred Stock (whether pursuant to the Redemption Right or the Special Optional Redemption Right), the holders of shares of Series B Preferred Stock will not have the conversion right described below in Section 8.

A “Change of Control” is when, after the original issuance of the Series B Preferred Stock, each of the following have occurred and are continuing:

(i) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of stock of the Corporation entitling that person to exercise more than 50% of the total voting power of all stock of the Corporation entitled to vote generally in the election of the Corporation’s directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

(ii) following the closing of any transaction referred to in (i) above, neither the Corporation nor the acquiring or surviving entity (or, if in connection with such transaction holders of Common Stock receive Alternative Form Consideration consisting of common equity securities of another entity, such other entity) has a class of common securities (or American depositary receipts representing such securities) listed on the Nasdaq Stock Market (“NASDAQ”), the New York Stock Exchange (the “NYSE”), or the NYSE American, LLC (the “NYSE AMER”), or listed or quoted on an exchange or quotation system that is a successor to NASDAQ, the NYSE or the NYSE AMER.

A “Delisting Event” occurs when, after the original issuance of Series B Preferred Stock, both (i) the shares of Series B Preferred Stock (or the depositary shares) are no longer listed on NASDAQ, the NYSE or the NYSE AMER, or listed or quoted on an exchange or quotation system that is a successor to NASDAQ, the NYSE or the NYSE AMER, and (ii) the Corporation is not subject to the reporting requirements of the Exchange Act, but any Series B Preferred Stock is still outstanding.

(b) In addition to any information required by law or by the applicable rules of any exchange upon which the Series B Preferred Stock may be listed or admitted to trading, such notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series B Preferred Stock to be redeemed; (iv) the place or places where the certificates, if any, representing shares of Series B Preferred Stock are to be surrendered for payment of the redemption price; (v) procedures for surrendering noncertificated shares of Series B Preferred Stock for payment of the redemption price; (vi) that dividends on the shares of Series B Preferred Stock to be redeemed will cease to accrue on the redemption date; (vii) that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series B Preferred Stock; (viii) that the shares of Series B Preferred Stock are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Delisting Event or Change of Control, as applicable, and a brief description of the transaction or transactions constituting such Delisting Event or Change of Control, as applicable; and (ix) that holders of the shares of Series B Preferred Stock to which the notice relates will not be able to tender such shares of Series B Preferred Stock for conversion in connection with the Delisting Event or Change of Control, as applicable, and each share of Series B Preferred Stock tendered for conversion that is selected, prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, for redemption will be redeemed on the related redemption date instead of converted on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable. If fewer than all of the shares of Series B Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series B Preferred Stock held by such holder to be redeemed. Holders of Series B Preferred Stock to be redeemed shall surrender such Series B Preferred Stock at the place, or in accordance with the book-entry procedures, designated in such notice and shall be entitled to the redemption price of $25,000.00 per share and any accrued and unpaid dividends payable upon such redemption following such surrender.

If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed pursuant to the Special Optional Redemption Right, the shares of Series B Preferred Stock to be redeemed shall be redeemed pro rata (as nearly as may be practicable without creating fractional shares) or by lot as determined by the Corporation.

(c) If (i) the Corporation has given a notice of redemption pursuant to the Special Optional Redemption Right, (ii) the funds necessary for such redemption have been set aside by the Corporation in trust for the benefit of the holders of the shares of Series B Preferred Stock so called for redemption, and (iii) irrevocable instructions have been given to pay the redemption price and all accrued and unpaid dividends, then from and after the redemption date, dividends shall cease to accrue on such shares of Series B Preferred Stock, such shares of Series B Preferred Stock shall no longer be deemed outstanding, and all rights of the holders of such shares shall terminate, except the right to receive the redemption price plus any accrued and unpaid dividends payable upon such redemption, without interest. So long as full cumulative dividends on the Series B Preferred Stock for all past Dividend Periods shall have been or contemporaneously are (i) declared and paid, or (ii) declared and a sum sufficient for the payment thereof is set apart for payment, nothing herein shall prevent or restrict the Corporation’s right or ability to purchase, from time to time, either at a public or a private sale, all or any part of the Series B Preferred Stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law, including the repurchase of shares of Series B Preferred Stock in open-market transactions duly authorized by the Board of Directors.

(d) If a redemption date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of Series B Preferred Stock at the close of business of such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of Series B Preferred Stock that surrenders its shares on such redemption date will be entitled to the dividends accruing after the end of the Dividend Period to which such Dividend Payment Date relates up to but excluding the redemption date. Except as provided herein, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series B Preferred Stock for which a notice of redemption has been given.

(e) All shares of the Series B Preferred Stock redeemed or repurchased pursuant to this Section 6, or otherwise acquired in any other manner by the Corporation, shall be and hereby are automatically retired and restored to the status of authorized but unissued shares of preferred stock of the Corporation, without designation as to series or class.

Section 7. Voting Rights.

(a) Holders of the Series B Preferred Stock shall not have any voting rights, except as set forth in this Section 7.

(b) Whenever dividends or other distributions on any shares of Series B Preferred Stock shall be in arrears for six or more consecutive or non-consecutive quarterly periods (a “Preferred Dividend Default”), the holders of Series B Preferred Stock and the holders of all other classes or series of preferred stock of the Corporation ranking on parity with the Series B Preferred Stock with respect to payment of dividends and other distributions and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up and upon which like voting rights have been conferred, including the Series A Preferred Stock, and are exercisable (“Parity Preferred”) and with which the holders of Series B Preferred Stock are entitled to vote together as a single class voting together as a single class, shall be entitled to vote for the election of a total of two additional directors to serve on the Board of Directors of the Corporation (the “Preferred Directors”) until all dividends accumulated and unpaid on such Series B Preferred for all past Dividend Periods shall have been fully paid. At such time as the holders of Series B Preferred Stock become entitled to vote in the election of Preferred Directors, the number of directors serving on the Board of Directors will be increased automatically by two directors (unless the number of directors has previously been so increased pursuant to the terms of any class or series of Parity Preferred). For the purposes of determining whether a Preferred Dividend Default has occurred or is continuing, a dividend in respect of Series B Preferred Stock shall be considered timely made if made within two Business Days after the applicable Dividend Payment Date if at the time of such late payment date there shall not be any prior quarterly Dividend Periods in respect of which full dividends were not timely made at the applicable Dividend Payment Date.

(c) A Preferred Director will be elected by a plurality of the votes cast in the election of Preferred Directors and shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies, subject to Section 7(e) or such Preferred Director’s earlier death, disqualification, resignation or removal. The election of Preferred Directors will take place at (i) either (A) a special meeting called in accordance with Section 7(d) below if the request is received more than 90 days before the date fixed for the Corporation’s next annual or special meeting of stockholders or (B) the next annual or special meeting of stockholders if the request is received within 90 days of the date fixed for the Corporation’s next annual or special meeting of stockholders, and (ii) at each subsequent annual meeting of stockholders, or special meeting at which Preferred Directors are to be elected, until the right of holders of Series B Preferred Stock to elect Preferred Directors shall have terminated as specified in Section 7(e).

(d) At any time when holders of Series B Preferred Stock are entitled to vote in the election of Preferred Directors, the Secretary of the Corporation shall, unless the request is received more than 90 days before the date fixed for the Corporation’s next annual or special meeting of stockholders, call or cause to be called, upon written request of holders of record of at least 10% of the outstanding shares of Series B Preferred Stock and Parity Preferred with which the holders of Series B Preferred Stock are entitled to vote together as a single class in the election of Preferred Directors, call a special meeting of stockholders for the purpose of electing Preferred Directors by mailing or causing to be mailed to the stockholders entitled to vote a notice of such special meeting to be held not fewer than ten or more than 45 days after the date such notice is given. The record date for determining holders of the Series B Preferred Stock entitled to notice of and to vote at such special meeting will be the close of business on the third Business Day preceding the day on which such notice is mailed. The holder or holders of one-third of the outstanding shares of Series B Preferred Stock and Parity Preferred with which the holders of Series B Preferred Stock are entitled to vote together as a single class in the election of Preferred Directors, present in person or by proxy, will constitute a quorum for the election of the Preferred Directors except as otherwise required by law. Notice of all meetings of stockholders at which holders of Series B Preferred Stock are entitled to vote in the election of Preferred Directors will be given to such holders at their addresses as they appear in the Corporation’s stock transfer records. At any such meeting or adjournment thereof, in the absence of a quorum, subject to the provisions of any applicable law, the affirmative vote of a majority of the holders of the Series B Preferred Stock and Parity Preferred with which the holders of Series B Preferred Stock are entitled to vote together as a single class in the election of Preferred Directors present in person or by proxy, voting together as a single class, shall be sufficient to adjourn the meeting for the election of the Preferred Directors, without notice other than an announcement at the meeting, until a quorum is present. If a Preferred Dividend Default shall terminate after the notice of a special meeting for the purpose of electing Preferred

Directors has been given but before such special meeting has been held, the Corporation shall, as soon as practicable after such termination, mail or cause to be mailed notice of such termination to holders of the Series B Preferred Stock that would have been entitled to vote at such special meeting.

(e) If and when all accumulated dividends on such Series B Preferred Stock for all past Dividend Periods shall have been fully paid, the right of the holders of Series B Preferred Stock to elect such additional two directors shall immediately cease (subject to revesting in the event of each and every Preferred Dividend Default), and, unless there are outstanding shares of Parity Preferred upon which like voting remain exercisable, the term of office of each Preferred Director so elected shall terminate and the number of directors constituting the Board of Directors shall be reduced accordingly. If the rights of holders of Series B Preferred Stock to elect Preferred Directors have terminated in accordance with this Section 7(e) after any record date for the determination of stockholders entitled to vote in the election of such Preferred Directors but before the closing of the polls in such election, holders of Series B Preferred Stock outstanding as of such record date shall not be entitled to vote in such election of Preferred Directors. Any Preferred Director may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of record of not less than two-thirds of the outstanding shares of Series B Preferred Stock and the Parity Preferred then entitled to vote together as a single class in the election of Preferred Directors (voting together as a single class). So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Director may be filled by written consent of the Preferred Director remaining in office, or if none remains in office, by a plurality of the votes cast in the election of Preferred Directors. Each of the Preferred Directors shall be entitled to one vote on any matter before the Board of Directors.

(f) So long as any shares of Series B Preferred Stock remain outstanding, the affirmative vote or consent of the holders of two-thirds of the outstanding shares of Series B Preferred Stock and each other class or series of Parity Preferred with which the holders of Series B Preferred Stock are entitled to vote together as a single class on such matter (voting together as a single class), given in person or by proxy, either in writing or at a meeting, will be required to: (i) authorize, create or issue, or increase the number of authorized or issued number of shares of, any class or series of capital stock ranking senior to the Series B Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation (collectively, “Senior Capital Stock”) or reclassify any authorized shares of capital stock of the Corporation into Senior Capital Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any Senior Capital Stock; or (ii) amend, alter or repeal the provisions of the Articles of Incorporation, including the terms of the Series B Preferred Stock, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock; provided however, with respect to the occurrence of any Event, so long as the Series B Preferred Stock remains outstanding with the terms thereof materially unchanged, taking into account that, upon the occurrence of such Event, the Corporation may not be the surviving entity and the surviving entity may not be a corporation, the occurrence of such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of Series B Preferred Stock, and in such case such holders shall not have any voting rights with respect to the occurrence of any Event. In addition, if the holders of the Series B Preferred Stock receive the greater of the full trading price of the Series B Preferred Stock on the date of an Event or the $25,000.00 liquidation preference per share of the Series B Preferred Stock plus all accrued and unpaid dividends thereon pursuant to the occurrence of any Event, then such holders shall not have any voting rights with respect to such Event. If any Event would materially and adversely affect the rights, preferences, privileges or voting powers of the Series B Preferred Stock disproportionately relative to other classes or series of Parity Preferred with which the holders of Series B Preferred Stock are entitled to vote together as a single class on such Event, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Series B Preferred Stock, voting as a separate class, will also be required. Notwithstanding the foregoing, holders of shares of Series B Preferred Stock shall not be entitled to vote with respect to (A) any increase in the total number of authorized shares of Common Stock or Preferred Stock of the Corporation, (B) any increase in the number of authorized shares of Series B Preferred Stock or the creation or issuance of any other class or series of capital stock or (C) any increase in the number of authorized shares of any other class or series of capital stock; provided that, in each case referred to in clause (A), (B) or (C) above, such capital stock ranks on parity with or junior to the Series B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation. Except as set forth herein, holders of the Series B Preferred Stock shall not have any voting rights with respect to, and the consent of the holders of the Series B Preferred Stock shall not be required for, the taking of any corporate action, including an Event, regardless of the effect that such corporate action or Event may have upon the powers, preferences, voting power or other rights or privileges of the Series B Preferred Stock.

(g) The foregoing voting provisions of this Section 7 shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Preferred Stock shall have been redeemed or called for redemption upon proper notice pursuant to this Certificate of Designation, and sufficient funds, in cash, shall have been deposited in trust to effect such redemption.

(h) In any matter in which the Series B Preferred Stock may vote together as a single class with holders of all other classes or series of parity preferred stock (as expressly provided herein), each share of Series B Preferred Stock shall be entitled to one vote per $25,000.00 of liquidation preference.

Section 8. Conversion. The shares of Series B Preferred Stock are not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 8.

(a) Upon the occurrence of a Delisting Event or Change of Control, as applicable, each holder of outstanding shares of Series B Preferred Stock shall have the right, unless, on or prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, the Corporation has provided or provides notice of its election to redeem the Series B Preferred Stock pursuant to the Redemption Right or Special Optional Redemption Right, to convert some or all of the Series B Preferred Stock held by such holder (the “Delisting Event Conversion Right” or “Change of Control Conversion Right,” as applicable) on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, into a number of shares of Common Stock per share of Series B Preferred Stock to be converted (the “Common Stock Conversion Consideration”) equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) the $25,000.00 liquidation preference per share of Series B Preferred Stock to be converted plus (y) the amount of any accrued and unpaid dividends to, but not including, the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable (unless the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, is after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case no additional amount for such accrued and unpaid dividends will be included in such sum) by (ii) the Common Stock Price (as defined herein) and (B) 1.253.13 (the “Share Cap”), subject to the immediately succeeding paragraph.

The Share Cap is subject to pro rata adjustments for any stock splits (including those effected pursuant to a distribution of the Common Stock), subdivisions or combinations (in each case, a “Share Split”) with respect to the Common Stock as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Common Stock that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.

In the case of a Delisting Event or Change of Control, as applicable, pursuant to which shares of Common Stock shall be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Form Consideration”), a holder of shares of Series B Preferred Stock shall receive upon conversion of such shares of Series B Preferred Stock the kind and amount of Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Delisting Event or Change of Control, as applicable, had such holder held a number of shares of Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Delisting Event or Change of Control, as applicable (the “Alternative Conversion Consideration”; and the Common Stock Conversion Consideration or the

Alternative Conversion Consideration, as may be applicable to a Delisting Event or Change of Control, as applicable, shall be referred to herein as the “Conversion Consideration”).

In the event that holders of Common Stock have the opportunity to elect the form of consideration to be received in the Delisting Event or Change of Control, as applicable, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of the shares of Common Stock that were voted in such an election (if electing between two types of consideration) or holders of a plurality of the shares of Common Stock that were voted in such an election (if electing between more than two types of consideration), as the case may be, and will be subject to any limitations to which all holders of Common Stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Delisting Event or Change of Control, as applicable.

The “Delisting Event Conversion Date” or “Change of Control Conversion Date”, as applicable, shall be a Business Day set forth in the notice of Delisting Event or Change of Control, as applicable, provided in accordance with Section 8(c) below that is no less than 20 days nor more than 35 days after the date on which the Corporation provides such notice pursuant to Section 8(c).

The “Common Stock Price” shall be (i) if the consideration to be received in the Change of Control by the holders of Common Stock is solely cash, the amount of cash consideration per share of Common Stock or (ii) if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash (x) the average of the closing sale prices per share of Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Common Stock is then traded, or (y) the average of the last quoted bid prices for the Common Stock in the over-the-counter market as reported by OTC Markets Group, Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Common Stock is not then listed for trading on a U.S. securities exchange.

The “Common Stock Price” for any Delisting Event will be the average of the closing price per share of our common stock on the 10 consecutive trading days immediately preceding, but not including, the effective date of the Delisting Event.

(b) No fractional shares of Common Stock shall be issued upon the conversion of Series B Preferred Stock. In lieu of fractional shares of Common Stock otherwise issuable in respect of the aggregate number of shares of Series B Preferred Stock of any holder that are converted, that holder shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price. If more than one share of Series B Preferred Stock is surrendered for conversion at one time by or for the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered.

(c) Within 15 days following the occurrence of a Delisting Event or Change of Control, as applicable, a notice of occurrence of the Delisting Event or Change of Control, as applicable, describing the resulting Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, shall be delivered to the holders of record of the Series B Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records and notice shall be provided to the Corporation’s transfer agent. No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any share of Series B Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the events constituting the Delisting Event or Change of Control, as applicable; (ii) the date of the Delisting Event or Change of Control, as applicable; (iii) the last date on which the holders of Series B Preferred Stock may exercise their Delisting Event Conversion Right or Change of Control Conversion Right, as applicable; (iv) the method and period for calculating the Common Stock Price; (v) the Delisting Event

Conversion Right or Change of Control Conversion Date, as applicable; (vi) that if, on or prior to the Delisting Event Conversion Right or Change of Control Conversion Date, as applicable, the Corporation has provided or provides notice of its election to redeem all or any portion of the Series B Preferred Stock, the holder will not be able to convert shares of Series B Preferred Stock designated for redemption and such shares of Series B Preferred Stock shall be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Delisting Event Conversion Right or Change of Control Conversion Right; (vii) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series B Preferred Stock; (viii) the name and address of the paying agent and the conversion agent; and (ix) the procedures that the holders of Series B Preferred Stock must follow to exercise the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable.

(d) The Corporation shall issue a press release for publication on the Dow Jones & Corporation, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation’s website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides notice pursuant to Section 8(c) above to the holders of Series B Preferred Stock.

(e) In order to exercise the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, a holder of shares of Series B Preferred Stock shall be required to deliver, on or before the close of business on the Delisting Event Conversion Right or Change of Control Conversion Date, as applicable, the certificates (if any) representing the shares of Series B Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Corporation’s transfer agent. Such notice shall state: (i) the relevant Delisting Event Conversion Date or Change of Control Conversion Date, as applicable; (ii) the number of shares of Series B Preferred Stock to be converted; and (iii) that the shares of Series B Preferred Stock are to be converted pursuant to the applicable provisions of this Certificate of Designation. Notwithstanding the foregoing, if the shares of Series B Preferred Stock are held in global form, such notice shall comply with applicable procedures of The Depository Trust Corporation (“DTC”).

(f) Holders of Series B Preferred Stock may withdraw any notice of exercise of a Delisting Event Conversion Right or Change of Control Conversion Right (in whole or in part), as applicable, by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable. The notice of withdrawal must state: (i) the number of withdrawn shares of Series B Preferred Stock; (ii) if certificated shares of Series B Preferred Stock have been issued, the certificate numbers of the shares of withdrawn Series B Preferred Stock; and (iii) the number of shares of Series B Preferred Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Series B Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable procedures of DTC.

(g) Shares of Series B Preferred Stock as to which the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Delisting Event Conversion Right or Change of Control Conversion Right, as applicable, on the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, unless, on or prior to the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, the Corporation has provided or provides notice of its election to redeem such shares of Series B Preferred Stock, whether pursuant to its Redemption Right or Special Optional Redemption Right. If the Corporation elects to redeem shares of Series B Preferred Stock that would otherwise be converted into the applicable Conversion Consideration on a Delisting Event Conversion Date or Change of Control Conversion Date, as applicable, such shares of Series B Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date $25,000.00 per share, plus any accrued and unpaid dividends thereon to, but not including, the redemption date.

(h) The Corporation shall deliver the applicable Conversion Consideration no later than the third Business Day following the Delisting Event Conversion Date or Change of Control Conversion Date, as applicable.

(i) The shares of Series B Preferred Stock shall not be convertible into or exchangeable for any other property or securities of the Corporation or any other entity, except as otherwise provided herein.

Section 9. No Conversion Rights. The shares of Series B Preferred Stock shall not be convertible into or exchangeable for any other property or securities of the Corporation or any other entity, except as otherwise provided herein.

Section 10. Record Holders. The Corporation and its transfer agent may deem and treat the record holder of any Series B Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor its transfer agent shall be affected by any notice to the contrary.

Section 11. No Maturity or Sinking Fund. The Series B Preferred Stock has no maturity date, and no sinking fund has been established for the retirement or redemption of Series B Preferred Stock.

Section 12. Exclusion of Other Rights. The Series B Preferred Stock shall not have any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption other than expressly set forth in the Articles of Incorporation and this Certificate of Designation.

Section 13. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Section 14. Severability of Provisions. If any preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock set forth in this Certificate of Designation are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of Series B Preferred Stock set forth in this Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series B Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

Section 15. No Preemptive Rights. No holder of Series B Preferred Stock shall be entitled to any preemptive rights to subscribe for or acquire any unissued shares of capital stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of capital stock of the Corporation.

* * * * * *

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

1. Entity information:	Name of entity: XOMA Royalty Corporation Entity or Nevada Business Identification Number (NVID): [TBD]
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series X Convertible Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* The certificate of designation for the corporation's Series X Convertible Preferred Stock is set forth on the pages attached hereto.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	**X** ____________________ Date: Signature of Officer

Page 1 of 1
Revised: 8/1/2023

Secretary of State North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov USE INK ONLY - DO NOT HIGHLIGHT Certificate of Designation and Amendment to Designation only)

XOMA ROYALTY CORPORATION

CERTIFICATE OF DESIGNATION

OF

SERIES X CONVERTIBLE PREFERRED STOCK

Pursuant to Nevada Revised Statutes 78.1955

XOMA ROYALTY CORPORATION, a Nevada corporation (the “ Corporation”), in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes (as amended from time to time, the “NRS”), does hereby certify that the following resolution was duly adopted by the Board of Directors of the Corporation by a duly authorized committee thereof:

RESOLVED, pursuant to authority expressly set forth in the Articles of Incorporation of the Corporation (as amended from time to time, the “Articles of Incorporation”), the designation and establishment of a series of preferred stock, par value $0.05 per share, of the Corporation, designated as the Series X Convertible Preferred Stock, is hereby authorized and the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Articles of Incorporation that are applicable to the preferred stock of all classes and series of the Corporation) are hereby fixed, and this Certificate of Designation of Series X Convertible Preferred Stock is hereby approved as follows:

SERIES X CONVERTIBLE PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security prior to 4:00 p.m., New York City time, on the principal securities exchange or trading market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service mutually acceptable to and hereafter designated by Holders of a majority of the then-outstanding Series X Preferred Stock and the Corporation), or if the foregoing do not apply, the last trade price of such security in the over -the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Corporation (the “Board of Directors”).

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0075 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Corporation or the subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Price” shall mean $4.03, as adjusted pursuant to paragraph 7 hereof.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series X Preferred Stock in accordance with the terms hereof.

“Daily Failure Amount” means the product of (x) .005 multiplied by (y) the Closing Sale Price of the Common Stock on the applicable Share Delivery Date (as defined below).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means any holder of Series X Preferred Stock.

“Issuance Date” February 15, 2017.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stated Value” shall mean $4,030 per share.

“Subscription Agreement” means that certain Subscription Agreement, dated as of February 10, 2017, relating to the offering and sale by the Corporation of shares of Common Stock and the Series X Preferred Stock.

“Trading Day” means a day on which the Common Stock is traded for any period on the principal securities exchange or if the Common Stock is not traded on a principal securities exchange, on a day that the Common Stock is traded on another securities market on which the Common Stock is then being traded.

Section 2. Designation, Amount and Par Value; Assignment.

(a) The series of preferred stock designated by this Certificate of Designation shall be designated as the Corporation’s Series X Convertible Preferred Stock (the “Series X Preferred Stock”) and the number of shares so designated shall be 5,003. Each share of Series X Preferred Stock shall have a par value of $0.05 per share. The Series X Preferred Stock may be issued in certificated form or in book-entry form, as requested by a Holder. To the extent that any shares of Series X Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

(b) The Corporation shall register shares of the Series X Preferred Stock, upon records to be maintained by the Corporation for that purpose (the “Series X Preferred Stock Register”), in the name of the Holders thereof from time to time. The Corporation may deem and treat the registered Holder of shares of Series X Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall register the transfer of any shares of Series X Preferred Stock in the Series X Preferred Stock Register, upon surrender of the certificates evidencing such shares to be transferred, duly endorsed by the Holder thereof, to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series X Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder, in each case, within three Business Days. The provisions of this Certificate of Designation are intended to be for the benefit of all Holders from time to time and shall be enforceable by any such Holder.

Section 3. Dividends. Holders shall not be entitled to receive any dividends or other distributions in respect of the Series X Preferred Stock, except to the extent that dividends or other distributions are paid on the Corporation’s Common Stock, in which case the Holders of the Series X Preferred Stock shall be entitled to participate in such dividends or other distributions, on an as-converted basis (without regard to the Beneficial Ownership Limitation (as defined below)).

Section 4. Voting Rights Amendments.

(a) Except as otherwise provided herein or as otherwise required by the NRS, the Series X Preferred Stock shall have no voting rights.

(b) Notwithstanding Section 4(a), so long as at least 50% of the authorized shares of Series X Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series X Preferred Stock: (a) alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Articles of Incorporation or bylaws of the Corporation, or file any certificate of amendment or certificate of designation with regard to any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series X Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise, (b) issue further shares of Series X Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series X Preferred Stock, (c) sell, assign, monetize, pledge or otherwise divest or encumber the Corporation’s rights under any material license agreement, joint venture or other partnership agreement to which the Corporation is a party and involving any drug or drug candidate (whether such rights, drugs and/or drug candidates are in existence as of the Issuance Date or subsequently created or acquired), including, but not limited to the “Assets” as such term is defined in the Subscription Agreement, (d) issue or commit to issue, in any calendar year, any Common Stock, Common Stock Equivalents or other equity securities of the Corporation or securities convertible or exercisable for equity securities of the Corporation (but excluding: (i) securities issued pursuant to any equity compensation plan(s) approved by a majority vote of the Corporation’s stockholders, (ii) issuances to financial institutions, equipment lessors, licensees, licensors, vendors, service providers, landlords, brokers or similar entities in connection with commercial credit arrangements, equipment financings, license or partnering arrangements, commercial services, commercial property lease transactions or similar transactions, the principal purpose of which is other than the raising of capital through the sale of equity securities of the Corporation and the terms of which are approved by the Board of Directors in an aggregate amount not to exceed 20% of the number of shares of Common Stock issued and outstanding as of December 31 of the immediately prior calendar year, and (iii) securities issued in connection with the exercise or conversion of any Common Stock Equivalent that is outstanding as of the Issuance Date or that is subsequently issued under the exemptions set forth in Section 4(b)(d)(i) and (ii)), (e) issue any equity-based award or compensation (e.g., stock options, restricted stock, restricted stock units and stock-appreciation rights (whether settled in stock or cash)) to the Corporation’s principal executive officer and/or principal financial officer, except to the extent that such award has been unanimously approved by the Compensation Committee of the Board of Directors at a time when a designee of a Holder then serves on such committee, or (f) enter into any agreement with respect to any of the foregoing.

(c) Any vote required or permitted under Section 4(b) may be taken at a meeting of the Holders of the Series X Preferred Stock or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing at least a majority of the outstanding shares of Series X Preferred Stock.

Section 5. Rank; Liquidation.

(a) The Series X Preferred Stock shall rank: (i) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series X Preferred Stock (“Junior Securities”); (ii) on parity with the Common Stock and any other class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series X Preferred Stock (the “Parity Securities”); and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to any Series X Preferred Stock (“Senior Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (all such distributions being referred to collectively as “Liquidating Distributions”).

(b) Subject to the prior and superior rights of the holders of any Senior Securities of the Corporation, upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each Holder of shares of Series X Preferred Stock shall be entitled to receive, in preference to any Liquidating Distributions of any of the assets or surplus funds of the Corporation to the holders of the Junior Securities, and pari passu with any Liquidating Distribution to the holders of the Parity Securities, an equivalent amount of Liquidating Distributions as would be paid on the Common Stock underlying the Series X Preferred Stock, determined on an as-converted basis (without regard to the Beneficial Ownership Limitation), plus an additional amount equal to any dividends or other distributions declared but unpaid on such shares, before any payments shall be made or any assets distributed to holders of any class of Junior Securities. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series X Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to Holders of the shares of the Series X Preferred Stock and holders of Parity Securities.

Section 6. Conversion.

(a) Conversions at Option of Holder. Each share of Series X Preferred Stock shall be convertible, at any time and from time to time from and after the Issuance Date, at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Other than a conversion following a Fundamental Transaction or following a notice provided for under Section 7(d)(ii) hereof, the Notice of Conversion must specify at least a number of shares of Series X Preferred Stock to be converted equal to the lesser of (x) 100 shares (such number subject to appropriate adjustment following the occurrence of an event specified in Section 7(a) hereof) and (y) the number of shares of Series X Preferred Stock then held by the Holder. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The “Conversion Date”, or the date on which a conversion shall be deemed effective, shall be defined as the Trading Day that the Notice of Conversion, completed and executed, is sent by facsimile to, and received during regular business hours by, the Corporation; provided that the original certificate(s) (if applicable) representing such shares of Series X Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original share certificate(s) (if applicable) of Series X Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

(b) Conversion Ratio. The “Conversion Ratio” for each share of Series X Preferred Stock shall be equal to the Stated Value divided by the Conversion Price.

(c) Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series X Preferred Stock, and a Holder shall not have the right to convert any portion of the Series X Preferred Stock, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series X Preferred Stock subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series X Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within three (3) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series X Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall be 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion (to the extent permitted pursuant to this Section 6(c)), provided that a Holder may, upon providing written notice to the Corporation, elect to increase or decrease the Beneficial Ownership Limitation (not to exceed the limits under NASDAQ Marketplace Rule 5635(b), to the extent then applicable), with any increase to be effective only after 61 days from delivery of such notice to the Corporation. The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation.

(d) Mechanics of Conversion

i. Delivery of Certificate or Electronic Issuance Upon Conversion. Not later than three Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series X Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series X Preferred Stock; or (b) in the case of a DWAC Delivery, electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the

Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series X Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series X Preferred Stock unsuccessfully tendered for conversion to the Corporation.

ii. Obligation Absolute. Subject to Section 6(c) hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6(d)(i) above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series X Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6(c) hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6(d)(i) above, in the event a Holder shall elect to convert any or all of its Series X Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series X Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series X Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6(c) hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6(d)(i) above, issue Conversion Shares upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such certificate or certificates, or electronically deliver (or cause its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6(d)(i) on or prior to the fifth Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6(d)(i) above, the Corporation shall pay (as liquidated damages and not as a penalty) to such Holder an amount payable, at the Corporation’s option, either (a) in cash or (b) to the extent that it would not cause the Holder or its Attribution Parties to exceed the Beneficial Ownership Limitation, in shares of Common Stock that are valued for these purposes at the Closing Sale Price on the date of such calculation, in each case equal to the product of (x) the number of Conversion Shares required to have been issued by the Corporation on such Share Delivery Date, (y) an amount equal to the Daily Failure Amount and (z) the number of Trading Days actually lapsed after such fifth Trading Day after the Share Delivery Date during which such certificates have not been delivered, or, in the case of a DWAC Delivery, such shares have not been electronically delivered; provided, however, the Holder shall only receive up to such amount of shares of Common Stock such that Holder and its Attribution Parties and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) shall not collectively beneficially own greater than the Beneficial Ownership Limitation. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief; provided that Holder shall not receive duplicate damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iii. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6(d)(i) (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series X Preferred Stock equal to the number of shares of Series X Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(d)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series X Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series X Preferred Stock as required pursuant to the terms hereof; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series X Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(d)(i).

iv. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series X Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series X Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series X Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable.

v. Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series X Preferred Stock. As to any fraction of a share which a Holder would otherwise be entitled to receive upon such conversion, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price.

vi. Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series X Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series X Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(e) Status as Stockholder. Upon each Conversion Date, (i) the shares of Series X Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series X Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series X Preferred Stock.

Section 7. Certain Adjustments.

(a) Share Dividends and Stock Splits. If the Corporation, at any time while this Series X Preferred Stock is outstanding: (A) pays a share dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series X Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b) Fundamental Transaction. If, at any time while this Series X Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7(a) above) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series X Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the

Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series X Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(b) and insuring that this Series X Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.

(c) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(d) Notice to the Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Ratio after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Other Notices. If: (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series X Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

Section 8. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile or by other electronic transmission, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at 2910 Seventh Street, Berkeley, California 94710, email: LegalDept@xoma.com, or such other email address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service addressed to each Holder at the email address of such Holder appearing on the books of the Corporation, or if no such email address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section prior to 5:30 p.m. (Pacific Time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section between 5:30 p.m. and 11:59 p.m. (Pacific Time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b) Lost or Mutilated Series X Preferred Stock Certificate. If a Holder’s Series X Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series X Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

(c) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series X Preferred Stock granted hereunder may be waived as to all shares of Series X Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series X Preferred Stock then outstanding, unless a higher percentage is required by the NRS, in which case the written consent of the Holders of not less than such higher percentage shall be required.

(d) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(e) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(f) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(g) Status of Converted Series X Preferred Stock. If any shares of Series X Preferred Stock shall be converted or reacquired by the Corporation, such shares shall be and hereby are automatically retired and restored to the status of authorized but unissued shares of preferred stock of the Corporation and shall no longer be designated as Series X Preferred Stock.

* * * * * *

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT

SHARES OF SERIES X PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series X Preferred Stock indicated below, represented by stock certificate No(s). (the “Preferred Stock Certificates”), into shares of common stock, par value $0.0075 per share (the “Common Stock”), of XOMA Royalty Corporation, a Nevada corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Series X Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Nevada Secretary of State on ___________, 20__.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)), including the number of shares of Common Stock issuable upon conversion of the Series X Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series X Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6(c) of the Certificate of Designation, is _____. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series X Preferred Stock owned prior to Conversion:

Number of shares of Series X Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

or

for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

HOLDER

By:
Name:
Title:
Date:

EXHIBIT D

TO PLAN OF CONVERSION

NEVADA BYLAWS

BYLAWS

OF

XOMA ROYALTY CORPORATION

(the “Company”)

ARTICLE I

OFFICES

Section 1. The registered office shall be the street address of the Company’s registered agent.

Section 2. The Company may also have offices at such other places both within and without the State of Nevada as the Board of Directors of the Company (the “Board of Directors”) may from time to time determine or the business of the Company may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. All meetings of the stockholders, whether for the election of directors or for any other purpose, shall be held at such date, time and physical location, if any, either within or without the State of Nevada, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. The Company shall hold an annual meeting of stockholders for the election of directors as required by Nevada Revised Statutes (as amended from time to time, “NRS”) Chapter 78. At such annual meetings of stockholders, the stockholders shall elect, by a plurality of the votes cast, all of the members of the Board of Directors and transact such other business as may properly be brought before the meeting.

Section 3. Written notice of the annual meeting of stockholders stating the physical location, if any, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 4. The officer who has charge of the stock ledger of the Company shall prepare and make, or cause to be prepared and made, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. If the meeting is to be held at a physical location, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the NRS, may be held at any physical location, if any, within or without the State of Nevada, and may be called by the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Upon a request of stockholders holding at the date of such request not less than one-tenth of the voting power of the shares of capital stock of the Company issued and entitled to vote at meetings of stockholders of the Company (the “Requesting Stockholders”), the Board of Directors shall proceed to convene a special meeting of stockholders. The request must be in writing and state the purposes of the special meeting and must be signed by the Requesting Stockholders and delivered at the registered office of the Company. If the Board of Directors does not within twenty-one (21) days from the date of such delivery proceed to call a special meeting of stockholders, the Requesting Stockholders, or any of them representing more than one half of the total voting power of the Requesting Stockholders, may themselves convene a special meeting, but any special meeting so convened shall not be held after the expiration of three months from the date of the delivery of the request at the registered office of the Company. A special meeting convened by the Requesting Stockholders shall be convened in the same manner, as nearly as possible, as that in which meetings of stockholders are to be convened by directors.

Section 6. Written notice of a special meeting stating the physical location, if any, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 8. The holders of a majority in voting power of the shares issued and entitled to vote thereat, present in person or represented by proxy at the commencement of the meeting, shall constitute a quorum at all meetings of the stockholders for the transaction of all business except as otherwise required by the articles of incorporation of the Company (as amended and/or restated from time to time, the “Articles of Incorporation”), these bylaws (as amended and/or restated from time to time, these “Bylaws”) or the NRS. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall by a majority in voting power present and entitled to vote thereon have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided in this Section 8), until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

Section 9. When a quorum is present at any meeting, any question brought before such meeting shall be decided by a majority of the votes cast, unless the question is one upon which by express provision of the NRS, the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Company, or applicable law or pursuant to any regulation applicable to the Company or its securities, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 10. Except as otherwise provided by or pursuant to the provisions of the Articles of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after six months from the date of its creation unless the stockholder specifies in it the length of time which it is to continue in force, which may not exceed 7 years from the date of its creation, unless the proxy is deemed irrevocable in accordance with the NRS. Each stockholder may appoint a proxy to vote at any meeting of stockholders in accordance with the requirements of the NRS.

Section 11. At each meeting of stockholders, the chair of the meeting shall fix and announce the time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure. Except to the extent inconsistent with any such rules and regulations as adopted by the Board of Directors, the chair of the meeting may establish rules to maintain order and safety and for the conduct of the meeting. Without limiting the foregoing, he or she may:

(a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the chair;

(b) restrict dissemination of solicitation materials and use of audio or visual recording devices at the meeting;

(c) establish seating arrangements;

(d) adjourn the meeting without a vote of the stockholders, whether or not there is a quorum present; and

(e) make rules governing speeches and debate including time limits and access to microphones.

The chair of the meeting acts in his or her absolute discretion and his or her rulings are not subject to appeal.

Section 12. The Board of Directors, either directly or through its designees, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

The inspectors shall:

(a) ascertain the number of issued shares and the voting power of each;

(b) determine the shares represented at a meeting and the validity of proxies and ballots;

(c) count all votes and ballots;

(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls.

In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, ballots, any information provided in accordance with NRS 78.355, and the ballots, regular books and records of the Company, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, they at the time they make their certification shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 13. The Board of Directors or, in the case of a special meeting, the Chief Executive Officer may, or the Secretary on instruction from the Board of Directors or, in the case of a special meeting, the Chief Executive Office shall, postpone or cancel any meeting called in accordance with the provisions of these Bylaws (other than a special meeting requested by Requesting Stockholders as provided in Section 5 of this Article II unless the Requesting Stockholders have instructed the Board of Directors to postpone or cancel the meeting after the delivery of the request at the registered office of the Company under Section 5 of this Article II)) provided that, if a new record date is fixed for a postponed meeting, notice of postponement is given to each stockholder entitled to vote at such meeting as of the new record date before the time of such meeting, and provided further that notice of any canceled meeting is given to each stockholder entitled to vote at such meeting before the time of such meeting. New notice of the date, time and physical location for a postponed meeting shall be given to the stockholders entitled to vote at such meeting in accordance with the provisions of these Bylaws.

Section 14. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall be held exclusively, or simultaneously with the conduct of the meeting at a physical location, by means of remote communication (as described in NRS 78.320(4)-(6)) or other available technology permitted under the NRS. Stockholders may participate in a meeting of the stockholders by any means of remote communication, including, without limitation, videoconference, conference telephone or other similar method of communication by which all persons participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 14 constitutes presence in person at the meeting.

ARTICLE III

DIRECTORS

Section 1. The Board of Directors shall consist of not less than one director or such number in excess thereof as the Board of Directors or the stockholders may from time to time determine by resolution adopted by the Board without the need for an amendment to these Bylaws. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. Directors need not be stockholders. Nominations for the election of directors may be made by the Board of Directors or a committee of the Board of Directors or person appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been received by the Secretary of the Company in accordance with the procedures set forth in Article IV, Section 3. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons naming such person or persons relating to the nomination or nominations; (d) the class and number of shares of stock of the Company which are beneficially owned by such stockholder and the person to be nominated as of the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such nominees as of the date of such stockholder’s notice; (e) such other information regarding each nominee proposed by such stockholders as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission; and (f) the consent of each nominee to serve as a director of the Company if so elected. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Article III, Section 1. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Article III, Section 1, and if he or she should so determine, the defective nomination shall be disregarded.

Section 2. Unless otherwise required by law or the Articles of Incorporation, vacancies and newly created directorships resulting from any increase in the maximum number of directors may be filled by the Board of Directors, and the directors so chosen shall hold office until the next annual meeting of stockholders and until their successors are duly elected and shall qualify, or until their earlier death, resignation or removal. If there is not a quorum of directors in office, then any vacancy may be filled in the manner provided by the NRS.

Section 3. The business of the Company shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Company and do all such lawful acts and things as are not by the NRS or the Articles of Incorporation directed or required to be exercised or done by the stockholders.

Section 4. The Company shall keep a register of directors and officers which shall include the name and address of each director and officer of the Company. In addition to any rights of stockholders under the NRS, the register of directors and officers shall during business hours (subject to reasonable restrictions as the Company may impose, so that not less than two hours in each day be allowed for inspection) be open for inspection by members of the public without charge.

MEETINGS OF THE BOARD OF DIRECTORS

Section 5. The Board of Directors of the Company may hold meetings, both regular and special, either within or without the State of Nevada.

Section 6. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event that such meeting is not held immediately following the annual meeting, the meeting may be held at such date, time and physical location, if any, as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

Section 7. Regular meetings of the Board of Directors may be held without notice at such regular date and time and at such place, if any, as shall from time to time be determined by the Board of Directors.

Section 8. Special meetings of the Board of Directors may be called by the Chair of the Board by giving notice to each director; special meetings shall be called by the Chair of the Board or Secretary in like manner on the written request of two directors unless the Board of Directors consists of only one director, in which case special meetings shall be called by the Chair of the Board or Secretary in like manner and on like notice on the written request of the sole director.

Section 9. At all meetings of the Board of Directors, a majority of directors then in office (provided such number represents at least one-third of the total number of directors) shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the NRS or these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, until a quorum is present, and no notice of such adjournment shall be required.

Section 10. Unless otherwise restricted by these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee thereof, as the case may be, consent thereto in accordance with the requirements of applicable law.

Section 11. Unless otherwise restricted by these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of remote communication including, without limitation, videoconference, conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

COMMITTEES OF DIRECTORS

Section 12. The Board of Directors may, by resolution, designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meetings of the committee. Except as otherwise provided in these Bylaws or by resolution of the Board of Directors, the provisions of these By-laws relating to meetings of the Board of Directors shall apply to meetings of committees.

In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company and may authorize the seal of the Company (if any) to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 13. There shall be a committee of the Board of Directors designated the “Compensation Committee.” The Compensation Committee shall be comprised of one or more directors of the Company. The Compensation Committee shall have the authority as a committee of the Board of Directors as provided in Section 11 of this Article III including, but not limited to, administering all provisions of the Company’s present and future stock option, stock purchase, incentive compensation, savings or other similar plans (the “Plans”), for so long as the membership of the Compensation Committee meet the requirements of the Plans, and issuing capital stock necessary to perform as the “Committee” and the “Plan Administrator” (as defined in the Plans) and in similar positions pursuant to the Plans. The Compensation Committee may administer such other plans as determined and authorized by the Board of Directors from time to time.

Section 14. There shall be a committee of the Board of Directors designated the “Audit Committee.” The Audit Committee shall be comprised of one or more directors of the Company. The Audit Committee shall have the authority as a committee of the Board of Directors as provided in Section 11 of this Article III including, but not limited to, approving the services performed by the Company’s independent accountants and reviewing the Company’s accounting practices and system of internal accounting controls.

Section 15. There shall be a committee of the Board of Directors designated the “Nominating and Governance Committee.” The Nominating and Governance Committee shall be comprised of one or more directors of the Company. The Nominating and Governance Committee shall have the authority as a committee of the Board of Directors as provided in Section 11 of this Article III including, but not limited to, director evaluation and selection.

Section 16. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

COMPENSATION OF DIRECTORS

Section 17. Unless otherwise restricted by these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated salary as director. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

POWERS OF DIRECTORS

Section 18. The Board of Directors may from time to time and at any time authorize any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

Section 19. The Board of Directors may exercise on behalf of the Company all the powers of the Company to borrow money and to mortgage or pledge its assets and property, or any part thereof, and may issue bonds, debentures and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

Section 20. The Board of Directors may exercise on behalf of the Company all the powers of the Company to purchase all or any part of its own shares subject to complying with the applicable provisions of the NRS or to discontinue the Company to a jurisdiction outside the State of Nevada subject to complying with the applicable provisions of the NRS.

ARTICLE IV

NOTICES

Section 1. Whenever, under the provisions of the NRS or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to require personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the Company, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or international airmail (as the case may be). Notice to directors and stockholders may also be given by telegram or facsimile or other means of electronic transmission. Such notice shall be deemed given (i) by facsimile when directed to a number consented to by the director or stockholder to receive notice, (ii) by e-mail when directed to an e-mail address designed or used by the director or stockholder to receive notice, (iii) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (iv) by any other electronic transmission as consented to by and when directed to the stockholder. The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (A) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with the stockholder’s consent and (B) the inability to deliver by electronic transmission becomes known to the Secretary, Assistant Secretary, transfer agent or other agent of the Company responsible for the giving of notice.

Section 2. Whenever any notice is required to be given to stockholders under the provisions of the NRS or of these Bylaws, a waiver thereof in writing or by electronic transmission, by the person or persons entitled to said notice shall be deemed equivalent thereto.

Section 3. Timely written notice of any stockholder proposal (including for the election of directors) shall be given to the Board of Directors before any annual meeting of stockholders. To be timely, a stockholder’s notice must be received not less than forty-five (45) days nor more than seventy-five (75) days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of (1) the sixtieth (60th) day prior to such annual meeting or (2) the tenth (10th) day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made by the Company, whichever first occurs. Each such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class, series and number of shares of stock of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. No business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Article IV, Section 3. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article IV, Section 3, and if he or she should so determine, any such business not properly brought before the meeting shall not be transacted. Nothing herein shall be deemed to affect any right of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the U.S. Securities Exchange Act of 1934, as amended.

ARTICLE V

OFFICERS

Section 1. The officers of the Company shall be chosen by the Board of Directors and shall be a President, Secretary and Treasurer or the equivalents thereof, a Chief Executive Officer, a Vice President and a Chair of the Board. The officers of the Company may include one or more Executive Vice Presidents, one or more Senior Vice Presidents or additional Vice Presidents, a Chief Financial Officer, one or more Assistant Secretaries and one or more Assistant Treasurers. Subject to the NRS, any number of offices may be held by the same person, unless these Bylaws otherwise provide.

Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chief Executive Officer, a Chair of the Board, a President, a Vice President, a Secretary, and a Treasurer.

Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary, including, but not limited to, a Chief Operating Officer and a General Counsel, each of whom shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 4. The salaries of all officers of the Company shall be fixed by the Board of Directors.

Section 5. The officers of the Company shall hold office until their successors are duly elected and qualified. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Company shall be filled by the Board of Directors.

THE CHIEF EXECUTIVE OFFICER

Section 6. The Chief Executive Officer shall have and may exercise such powers as are, from time to time, assigned to him or her by the Board of Directors and as may be provided by law, and shall preside at all meetings of the Board of Directors (if the Chief Executive Officer is also a director) or stockholders in the event that the Chair of the Board is absent.

Section 7. The Chief Executive Officer may execute bonds, mortgages and other contracts requiring a seal under the seal of the Company, except where required by law or these Bylaws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Company.

THE CHAIR OF THE BOARD

Section 8. The Chair of the Board shall preside at all meetings of the Board of Directors and of the stockholders. The Chair of the Board shall have and may exercise such powers as are, from time to time, assigned to him or her by the Board of Directors and as may be provided by law.

Section 9. The Chair of the Board may execute bonds, mortgages and other contracts requiring a seal under the seal of the Company, except where required by law or these Bylaws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Company.

THE PRESIDENT AND VICE PRESIDENTS

Section 10. In the absence of the Chief Executive Officer and the Chair of the Board, the President shall preside at all meetings of the stockholders and the Board of Directors (if, in the case of meetings of the Board of Directors, the President is also a director). In the absence of the Chair of the Board and the Chief Executive Officer, or in the event of their inability or refusal to act, the President shall perform the duties of the Chair of the Board (if the President is a director) and the Chief Executive Officer and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Chair of the Board and the Chief Executive Officer. The President shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 11. The President may execute bonds, mortgages and other contracts requiring a seal under the seal of the Company, except where required by law or these Bylaws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Company.

Section 12. In the absence of the President or in the event of his inability or refusal to act, the Executive Vice President, if any (or in the event there be more than one Executive Vice President, the Executive Vice President in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election), shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. In the absence of the President and all the Executive Vice Presidents or in the event of their inability or refusal to act, the Senior Vice President, if any (or in the event there be more than one Senior Vice President, the Senior Vice President in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election), shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. In the absence of the President, all Executive Vice Presidents and all Senior Vice Presidents or in the event of their inability or refusal to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice President, in the order designated by the Board of Directors, or in absence of any designation, then in order of their election), shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Executive Vice Presidents, the Senior Vice Presidents and Vice Presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARY

Section 13. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Company and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chair of the Board, under whose supervision he shall be. The Secretary and any Assistant Secretaries shall have custody of the seal(s) of the Company and shall have the authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by the signature of the Secretary or any Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his or her signature.

Section 14. The Assistant Secretary, if any, or, if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURER

Section 15. The Treasurer or, if there is no Treasurer, a Vice President shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors.

Section 16. The Treasurer or, if there is no Treasurer, a Vice President shall disburse the funds of the Company as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chair of the Board and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Company.

Section 17. The Assistant Treasurer, if any, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE VI

CERTIFICATES OF SHARES

Section 1. Every holder of shares of stock in the Company shall be entitled to have a certificate signed by, or in the name of the Company by, the Chair of the Board or the President or an Executive Vice President, or a Senior Vice President or a Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an

Assistant Treasurer of the Company, certifying the number of shares owned by such stockholder in the Company, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares.

Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Company’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Company’s stock or other securities issued by the Company shall contain such legend or legends as may from time to time be required by the NRS or such other federal, state or local laws or regulations then in effect. Within a reasonable time after the issuance or transfer of uncertificated shares on the books of the Company, the Company shall send to the registered holder thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Company and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders or any agreement between the stockholders and the Company, and, within ten (10) days after receipt of a written request therefor from the stockholder of record, the Company shall provide to such stockholder of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent to the stockholder of record. Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Company shall be identical whether or not their shares of stock are represented by certificates.

Section 2. Any or all of the signatures and/or the seal of the Company on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

LOST CERTIFICATES

Section 3. The Board of Directors, either directly or through the Secretary as its designee, may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors or the Secretary may, in its, his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or its, his or her legal representative, to advertise the same in such manner as it, he or she shall require and/or to give the Company a bond or indemnity in such sum as it, he or she may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFER OF SHARES

Section 4. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares of stock duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer and, where applicable, a duly executed instrument of transfer, it shall be the duty of the Company to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

FIXING RECORD DATE

Section 5. (a) In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment or postponement thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise be required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and must fix a new record date if the meeting is adjourned to a date more than sixty (60) days later than the date set for the original meeting.

(b) In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) Unless otherwise restricted by the Articles of Incorporation, in order that the Company may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

REGISTERED STOCKHOLDERS

Section 6. The Company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and other distributions, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 7. In the case of the death of a stockholder, the survivor or survivors where the deceased stockholder was a joint holder, and the legal personal representatives of the deceased stockholder where the deceased stockholder was a sole holder, shall be the only persons recognized by the Company as having any title to the deceased stockholder’s interest in the stock. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased stockholder with other persons. Subject to the applicable provisions of the NRS, for the purpose of this Section 7, “legal personal representative” means the executor or administrator of a deceased stockholder or such other person as the Board of Directors may in its absolute discretion decide as being properly authorized to deal with the stock of a deceased stockholder.

Section 8. Any person becoming entitled to a share of capital stock of the Company in consequence of the death or bankruptcy of any stockholder may be registered as a stockholder upon such evidence as the Board of Directors may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favor of such nominee an instrument of transfer. On the presentation thereof to the Board of Directors, accompanied by such evidence as the Board of Directors may require to prove the title of the transferor, the transferee shall be registered as a stockholder but the Board of Directors shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that stockholder before such stockholder’s death or bankruptcy, as the case may be.

ARTICLE VII

GENERAL PROVISIONS

DIVIDENDS AND OTHER DISTRIBUTIONS

Section 1. Dividends and other distributions declared upon the stock of the Company, subject to the provisions of the NRS and the Articles of Incorporation, may be declared by the Board of Directors pursuant to applicable law. Dividends and other distributions may be paid in cash, in property, in shares of stock and any other medium not prohibited under applicable law, subject to the provisions of the NRS.

Section 2. Before payment of any dividend or other distributions, there may be set aside out of any funds of the Company available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for repairing or maintaining any property of the Company, or for such other purpose as the directors shall think conducive to the interest of the Company, and the directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS

Section 3. All checks or demands for money and notes of the Company shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

FISCAL YEAR

Section 4. The fiscal year of the Company shall be the calendar year unless another fiscal year is fixed by resolution of the Board of Directors.

ACCOUNTS

Section 5. The Board of Directors shall cause to be kept proper records of account with respect to all transactions of the Company. Such records of account shall be kept at the registered office of the Company or at such other place as the Board thinks fit and shall be available for inspection by the directors during normal business hours.

Section 6. The accounts of the Company shall be audited at least once in every year unless the Board of Directors agrees to waive the audit requirement.

SEAL

Section 7. The Board of Directors may, by resolution, adopt a corporate seal having inscribed thereon the name of the Company, the year of its organization and the words “Corporate Seal, Nevada.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Except as otherwise specifically provided in these Bylaws, any officer of the Company shall have the authority to affix the seal to any document requiring it.

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 8. The Company shall indemnify its officers, directors and employees to the fullest extent permitted by the laws of the State of Nevada.

Expenses (including attorneys’ fees) incurred by an officer or director of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company as such expenses are incurred and in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company as authorized by relevant sections of the NRS.

The indemnification and advancement of expenses provided by this Section 8 shall not be deemed exclusive of any other rights which any officer, director or employee, as such, may have or hereafter acquire under the NRS, the Articles of Incorporation, any provision of these Bylaws, or any agreement or otherwise.

The provisions of this Section 8 relating to indemnification shall constitute a contract between the Company and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this section.

Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or modification of the foregoing provisions of this Section 8 shall not adversely affect any right or protection existing at the time of such repeal or modification.

NUMBER AND GENDER

Section 9. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

SEPARABILITY

Section 10. In case any provision of these Bylaws shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

ARTICLE VIII

AMENDMENTS

In furtherance and not in limitation of the powers conferred by the NRS, [ALTERNATIVE 1: the Board of Directors is expressly authorized to rescind, repeal and amend the Bylaws or to adopt new bylaws, provided that the Bylaws also may be rescinded, repealed or amended in any respect, and new bylaws may be adopted, in each case by the affirmative vote of the holders of at least a majority of the outstanding voting power of the Company.][ALTERNATIVE 2: (a) the Board of Directors is expressly authorized to make, rescind, alter and amend the Bylaws, provided that no provision in the Bylaws shall be rescinded, altered or amended and no new provision in the Bylaws shall be made until the same has also been approved by resolution of the stockholders or (b) the stockholders may adopt a resolution to make, rescind, alter and amend the Bylaws.]

APPENDIX B: NEVADA ARTICLES OF INCORPORATION

ARTICLES OF INCORPORATION

OF

XOMA ROYALTY CORPORATION

ARTICLE I

The name of the corporation is XOMA Royalty Corporation (the “Corporation”).

ARTICLE II

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (as amended from time to time, the “NRS”).

ARTICLE IV

1. The total number of shares of all class of stock that the Corporation shall have authority to issue is 278,333,332, consisting of 277,333,332 shares of common stock with a par value of $0.0075 per share (the “Common Stock”), and 1,000,000 shares of preferred stock with a par value of $0.05 per share (the “Preferred Stock”). The holders of Common Stock shall, subject to the provisions of these articles of incorporation (as amended from time to time, these “Articles of Incorporation”) and applicable law: (a) be entitled to one vote per share; (b) subject to the rights of the holders of the Preferred Stock, be entitled to such dividends and other distributions as the board of directors of the Corporation (the “Board of Directors”) may from time to time declare; (c) subject to the rights of the holders of the Preferred Stock, in the event of a winding up or dissolution of the Corporation, whether voluntary or involuntary or for the purpose of a reorganization or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Corporation upon the authorization thereof by the Board of Directors; and (d) generally be entitled to enjoy all of the rights attaching to the shares of Common Stock.

2. Subject to the terms of these Articles of Incorporation and unless the holders of at least 75% of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereon adopt a resolution prohibiting such action, and without prejudice to any special rights previously conferred on the holders of any existing shares of stock or class of stock, the Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide out of any unissued shares of Preferred Stock, for any series of Preferred Stock and, with respect to each such series, to fix, in a certificate of designation for such series, the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following: (a) the designation of the series, which may be by distinguishing number, letter or title; (b) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the certificate of designation designating such series) increase or decrease (but not below the number of shares thereof then outstanding); (c)

the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative; (d) dates at which dividends, if any, shall be payable; (e) the redemption rights and price or prices, if any, for shares of the series; (f) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series; (g) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; (h) whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other entity, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made; (i) restrictions on the issuance of shares of the same series or of any other class or series; and (j) the voting rights, if any, of the holders of shares of the series.

3. Subject to the rights (if any) of the holders of any series of Preferred Stock, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by an amendment to these Articles of Incorporation that is approved by (a) the Board of Directors and (b) the affirmative vote of the holders of a majority of all outstanding shares of Common Stock and all outstanding shares of Preferred Stock (if any) entitled to vote thereon, with the Common Stock and any such Preferred Stock voting together as a single class, irrespective of the provisions of NRS 78.2055(3), 78.207(3) and 78.390(2) (and any class vote in this regard pursuant to such sections of the NRS is hereby specifically denied), and (subject to any such rights set forth in the applicable certificate of designation), no vote of the holders of any series of Preferred Stock, voting as a separate class, shall be required therefor.

4. Except as otherwise required by law or in the certificate of designation of the relevant series of Preferred Stock, holders of Common Stock, as such, shall not be entitled to vote on any amendment to these Articles of Incorporation (including any certificate of designation) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock, if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon as a separate class pursuant to these Articles of Incorporation or the NRS.

ARTICLE V

Elections of directors need not be by written ballot unless the bylaws of the Corporation (as amended from time to time, the “Bylaws”) shall so provide. In furtherance and not in limitation of the powers conferred by the NRS, [ALTERNATIVE 1: the Board of Directors is expressly authorized to rescind, repeal and amend the Bylaws or to adopt new bylaws, provided that the Bylaws also may be rescinded, repealed or amended in any respect, and new bylaws may be adopted, in each case by the affirmative vote of the holders of at least a majority of the outstanding voting power of the Corporation.][ALTERNATIVE 2: (a) the Board of Directors is expressly authorized to make, rescind, alter and amend the Bylaws, provided that no provision in the Bylaws shall be rescinded, altered or amended and no new provision in the Bylaws shall be made until the same has also been approved by resolution of the stockholders or (b) the stockholders may adopt a resolution to make, rescind, alter and amend the Bylaws.]

ARTICLE VI

A vote of the stockholders of the Corporation shall be required in the event of a merger of the Corporation that, but for the provisions of this Article VI, could be effected without a vote of stockholders pursuant to NRS 92A.130(1)(a), 92A.130(1)(c) or 92A.130(1)(d).

ARTICLE VII

Unless otherwise provided in the NRS or in these Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all shares of stock entitled to vote thereon.

ARTICLE VIII

Notwithstanding anything to the contrary in these Articles of Incorporation or the Bylaws, the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

ARTICLE IX

The names and addresses of the persons who are all of the directors of the Corporation at the effective date and time of these Articles of Incorporation are as follows:

Name	Address

Jack L. Wyszomierski	2200 Powell Street, Suite 310

Emeryville, CA 94608

Heather L. Franklin	2200 Powell Street, Suite 310

Emeryville, CA 94608

Natasha Hernday	2200 Powell Street, Suite 310

Emeryville, CA 94608

Owen Hughes	2200 Powell Street, Suite 310

Emeryville, CA 94608

Barbara Kosacz	2200 Powell Street, Suite 310

Emeryville, CA 94608

Joseph M. Limber	2200 Powell Street, Suite 310

Emeryville, CA 94608

Matthew Perry	2200 Powell Street, Suite 310

Emeryville, CA 94608

* * * * *

ATTACHMENT TO INITIAL LIST

OF

XOMA ROYALTY CORPORATION

ADDITIONAL DIRECTORS

NAME	ADDRESS

Jack L. Wyszomierski	2200 Powell Street, Suite 310

Emeryville, CA94608

Heather L. Franklin	2200 Powell Street, Suite 310

Emeryville, CA 94608

Natasha Hernday	2200 Powell Street, Suite 310

Emeryville, CA 94608

Owen Hughes	2200 Powell Street, Suite 310

Emeryville, CA 94608

Barbara Kosacz	2200 Powell Street, Suite 310

Emeryville, CA 94608

Joseph M. Limber	2200 Powell Street, Suite310

Emeryville, CA 94608

Matthew Perry	2200 Powell Street, Suite 310

Emeryville, CA 94608

ADDITIONAL OFFICERS:

NAME & ADDRESS:	OFFICE
Thomas Burns	Senior Vice President, Finance
2200 Powell Street, Suite 310
Emeryville, CA 94608

APPENDIX C: NEVADA BYLAWS

BYLAWS

OF

XOMA ROYALTY CORPORATION

(the “Company”)

ARTICLE I

OFFICES

Section 1. The registered office shall be the street address of the Company’s registered agent.

Section 2. The Company may also have offices at such other places both within and without the State of Nevada as the Board of Directors of the Company (the “Board of Directors”) may from time to time determine or the business of the Company may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. All meetings of the stockholders, whether for the election of directors or for any other purpose, shall be held at such date, time and physical location, if any, either within or without the State of Nevada, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. The Company shall hold an annual meeting of stockholders for the election of directors as required by Nevada Revised Statutes (as amended from time to time, “NRS”) Chapter 78. At such annual meetings of stockholders, the stockholders shall elect, by a plurality of the votes cast, all of the members of the Board of Directors and transact such other business as may properly be brought before the meeting.

Section 3. Written notice of the annual meeting of stockholders stating the physical location, if any, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 4. The officer who has charge of the stock ledger of the Company shall prepare and make, or cause to be prepared and made, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. If the meeting is to be held at a physical location, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the NRS, may be held at any physical location, if any, within or without the State of Nevada, and may be called by the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Upon a request of stockholders holding at the date of such request not less than one-tenth of the voting power of the shares of capital stock of the Company issued and entitled to vote at meetings of stockholders of the

Company (the “Requesting Stockholders”), the Board of Directors shall proceed to convene a special meeting of stockholders. The request must be in writing and state the purposes of the special meeting and must be signed by the Requesting Stockholders and delivered at the registered office of the Company. If the Board of Directors does not within twenty-one (21) days from the date of such delivery proceed to call a special meeting of stockholders, the Requesting Stockholders, or any of them representing more than one half of the total voting power of the Requesting Stockholders, may themselves convene a special meeting, but any special meeting so convened shall not be held after the expiration of three months from the date of the delivery of the request at the registered office of the Company. A special meeting convened by the Requesting Stockholders shall be convened in the same manner, as nearly as possible, as that in which meetings of stockholders are to be convened by directors.

Section 6. Written notice of a special meeting stating the physical location, if any, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 8. The holders of a majority in voting power of the shares issued and entitled to vote thereat, present in person or represented by proxy at the commencement of the meeting, shall constitute a quorum at all meetings of the stockholders for the transaction of all business except as otherwise required by the articles of incorporation of the Company (as amended and/or restated from time to time, the “Articles of Incorporation”), these bylaws (as amended and/or restated from time to time, these “Bylaws”) or the NRS. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall by a majority in voting power present and entitled to vote thereon have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided in this Section 8), until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

Section 9. When a quorum is present at any meeting, any question brought before such meeting shall be decided by a majority of the votes cast, unless the question is one upon which by express provision of the NRS, the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Company, or applicable law or pursuant to any regulation applicable to the Company or its securities, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 10. Except as otherwise provided by or pursuant to the provisions of the Articles of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after six months from the date of its creation unless the stockholder specifies in it the length of time which it is to continue in force, which may not exceed 7 years from the date of its creation, unless the proxy is deemed irrevocable in accordance with the NRS. Each stockholder may appoint a proxy to vote at any meeting of stockholders in accordance with the requirements of the NRS.

Section 11. At each meeting of stockholders, the chair of the meeting shall fix and announce the time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure. Except to the extent inconsistent with any such rules and regulations as adopted by the Board of Directors, the chair of the meeting may establish rules to maintain order and safety and for the conduct of the meeting. Without limiting the foregoing, he or she may:

(a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the chair;

(b) restrict dissemination of solicitation materials and use of audio or visual recording devices at the meeting;

(c) establish seating arrangements;

(d) adjourn the meeting without a vote of the stockholders, whether or not there is a quorum present; and

(e) make rules governing speeches and debate including time limits and access to microphones.

The chair of the meeting acts in his or her absolute discretion and his or her rulings are not subject to appeal.

Section 12. The Board of Directors, either directly or through its designees, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

The inspectors shall:

(a) ascertain the number of issued shares and the voting power of each;

(b) determine the shares represented at a meeting and the validity of proxies and ballots;

(c) count all votes and ballots;

(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls.

In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, ballots, any information provided in accordance with NRS 78.355, and the ballots, regular books and records of the Company, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, they at the time they make their certification shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 13. The Board of Directors or, in the case of a special meeting, the Chief Executive Officer may, or the Secretary on instruction from the Board of Directors or, in the case of a special meeting, the Chief Executive Office shall, postpone or cancel any meeting called in accordance with the provisions of these Bylaws (other than a special meeting requested by Requesting Stockholders as provided in Section 5 of this Article II unless the Requesting Stockholders have instructed the Board of Directors to postpone or cancel the meeting after the delivery of the request at the registered office of the Company under Section 5 of this Article II)) provided that, if a new record date is fixed for a postponed meeting, notice of postponement is given to each stockholder entitled to vote at such meeting as of the new record date before the time of such meeting, and provided further that notice of any canceled meeting is given to each stockholder entitled to vote at such meeting before the time of such meeting. New notice of the date, time and physical location for a postponed meeting shall be given to the stockholders entitled to vote at such meeting in accordance with the provisions of these Bylaws.

Section 14. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall be held exclusively, or simultaneously with the conduct of the meeting at a physical location, by means of remote communication (as described in NRS 78.320(4)-(6)) or other available technology permitted under the NRS. Stockholders may participate in a meeting of the stockholders by any means of remote communication, including, without limitation, videoconference, conference telephone or other similar method of communication by which all persons participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 14 constitutes presence in person at the meeting.

ARTICLE III

DIRECTORS

Section 1. The Board of Directors shall consist of not less than one director or such number in excess thereof as the Board of Directors or the stockholders may from time to time determine by resolution adopted by the Board without the need for an amendment to these Bylaws. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. Directors need not be stockholders. Nominations for the election of directors may be made by the Board of Directors or a committee of the Board of Directors or person appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been received by the Secretary of the Company in accordance with the procedures set forth in Article IV, Section 3. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons naming such person or persons relating to the nomination or nominations; (d) the class and number of shares of stock of the Company which are beneficially owned by such stockholder and the person to be nominated as of the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such nominees as of the date of such stockholder’s notice; (e) such other information regarding each nominee proposed by such stockholders as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission; and (f) the consent of each nominee to serve as a director of the Company if so elected. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Article III, Section 1. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Article III, Section 1, and if he or she should so determine, the defective nomination shall be disregarded.

Section 2. Unless otherwise required by law or the Articles of Incorporation, vacancies and newly created directorships resulting from any increase in the maximum number of directors may be filled by the Board of Directors, and the directors so chosen shall hold office until the next annual meeting of stockholders and until their successors are duly elected and shall qualify, or until their earlier death, resignation or removal. If there is not a quorum of directors in office, then any vacancy may be filled in the manner provided by the NRS.

Section 3. The business of the Company shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Company and do all such lawful acts and things as are not by the NRS or the Articles of Incorporation directed or required to be exercised or done by the stockholders.

Section 4. The Company shall keep a register of directors and officers which shall include the name and address of each director and officer of the Company. In addition to any rights of stockholders under the NRS, the register of directors and officers shall during business hours (subject to reasonable restrictions as the Company may impose, so that not less than two hours in each day be allowed for inspection) be open for inspection by members of the public without charge.

MEETINGS OF THE BOARD OF DIRECTORS

Section 5. The Board of Directors of the Company may hold meetings, both regular and special, either within or without the State of Nevada.

Section 6. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event that such meeting is not held immediately following the annual meeting, the meeting may be held at such date, time and physical location, if any, as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

Section 7. Regular meetings of the Board of Directors may be held without notice at such regular date and time and at such place, if any, as shall from time to time be determined by the Board of Directors.

Section 8. Special meetings of the Board of Directors may be called by the Chair of the Board by giving notice to each director; special meetings shall be called by the Chair of the Board or Secretary in like manner on the written request of two directors unless the Board of Directors consists of only one director, in which case special meetings shall be called by the Chair of the Board or Secretary in like manner and on like notice on the written request of the sole director.

Section 9. At all meetings of the Board of Directors, a majority of directors then in office (provided such number represents at least one-third of the total number of directors) shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the NRS or these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, until a quorum is present, and no notice of such adjournment shall be required.

Section 10. Unless otherwise restricted by these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee thereof, as the case may be, consent thereto in accordance with the requirements of applicable law.

Section 11. Unless otherwise restricted by these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of remote communication including, without limitation, videoconference, conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

COMMITTEES OF DIRECTORS

Section 12. The Board of Directors may, by resolution, designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meetings of the committee. Except as otherwise provided in these Bylaws or by resolution of the Board of Directors, the provisions of these By-laws relating to meetings of the Board of Directors shall apply to meetings of committees.

In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company and may authorize the seal of the Company (if any) to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 13. There shall be a committee of the Board of Directors designated the “Compensation Committee.” The Compensation Committee shall be comprised of one or more directors of the Company. The Compensation Committee shall have the authority as a committee of the Board of Directors as provided in Section 11 of this Article III including, but not limited to, administering all provisions of the Company’s present and future stock option, stock purchase, incentive compensation, savings or other similar plans (the “Plans”), for so long as the membership of the Compensation Committee meet the requirements of the Plans, and issuing capital stock necessary to perform as the “Committee” and the “Plan Administrator” (as defined in the Plans) and in similar positions pursuant to the Plans. The Compensation Committee may administer such other plans as determined and authorized by the Board of Directors from time to time.

Section 14. There shall be a committee of the Board of Directors designated the “Audit Committee.” The Audit Committee shall be comprised of one or more directors of the Company. The Audit Committee shall have the authority as a committee of the Board of Directors as provided in Section 11 of this Article III including, but not limited to, approving the services performed by the Company’s independent accountants and reviewing the Company’s accounting practices and system of internal accounting controls.

Section 15. There shall be a committee of the Board of Directors designated the “Nominating and Governance Committee.” The Nominating and Governance Committee shall be comprised of one or more directors of the Company. The Nominating and Governance Committee shall have the authority as a committee of the Board of Directors as provided in Section 11 of this Article III including, but not limited to, director evaluation and selection.

Section 16. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

COMPENSATION OF DIRECTORS

Section 17. Unless otherwise restricted by these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated salary as director. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

POWERS OF DIRECTORS

Section 18. The Board of Directors may from time to time and at any time authorize any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

Section 19. The Board of Directors may exercise on behalf of the Company all the powers of the Company to borrow money and to mortgage or pledge its assets and property, or any part thereof, and may issue bonds, debentures and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

Section 20. The Board of Directors may exercise on behalf of the Company all the powers of the Company to purchase all or any part of its own shares subject to complying with the applicable provisions of the NRS or to discontinue the Company to a jurisdiction outside the State of Nevada subject to complying with the applicable provisions of the NRS.

ARTICLE IV

NOTICES

Section 1. Whenever, under the provisions of the NRS or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to require personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the Company, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or international airmail (as the case may be). Notice to directors and stockholders may also be given by telegram or facsimile or other means of electronic transmission. Such notice shall be deemed given (i) by facsimile when directed to a number consented to by the director or stockholder to receive notice, (ii) by e-mail when directed to an e-mail address designed or used by the director or stockholder to receive notice, (iii) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (iv) by any other electronic transmission as consented to by and when directed to the stockholder. The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (A) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with the stockholder’s consent and (B) the inability to deliver by electronic transmission becomes known to the Secretary, Assistant Secretary, transfer agent or other agent of the Company responsible for the giving of notice.

Section 2. Whenever any notice is required to be given to stockholders under the provisions of the NRS or of these Bylaws, a waiver thereof in writing or by electronic transmission, by the person or persons entitled to said notice shall be deemed equivalent thereto.

Section 3. Timely written notice of any stockholder proposal (including for the election of directors) shall be given to the Board of Directors before any annual meeting of stockholders. To be timely, a stockholder’s notice must be received not less than forty-five (45) days nor more than seventy-five (75) days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of (1) the sixtieth (60th) day prior to such annual meeting or (2) the tenth (10th) day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made by the Company, whichever first occurs. Each such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class, series and number of shares of stock of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. No business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Article IV, Section 3. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article IV, Section 3, and if he or she should so determine, any such business not properly brought before the meeting shall not be transacted. Nothing herein shall be deemed to affect any right of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the U.S. Securities Exchange Act of 1934, as amended.

ARTICLE V

OFFICERS

Section 1. The officers of the Company shall be chosen by the Board of Directors and shall be a President, Secretary and Treasurer or the equivalents thereof, a Chief Executive Officer, a Vice President and a Chair of the Board. The officers of the Company may include one or more Executive Vice Presidents, one or more Senior Vice Presidents or additional Vice Presidents, a Chief Financial Officer, one or more Assistant Secretaries and one or more Assistant Treasurers. Subject to the NRS, any number of offices may be held by the same person, unless these Bylaws otherwise provide.

Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chief Executive Officer, a Chair of the Board, a President, a Vice President, a Secretary, and a Treasurer.

Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary, including, but not limited to, a Chief Operating Officer and a General Counsel, each of whom shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 4. The salaries of all officers of the Company shall be fixed by the Board of Directors.

Section 5. The officers of the Company shall hold office until their successors are duly elected and qualified. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Company shall be filled by the Board of Directors.

THE CHIEF EXECUTIVE OFFICER

Section 6. The Chief Executive Officer shall have and may exercise such powers as are, from time to time, assigned to him or her by the Board of Directors and as may be provided by law, and shall preside at all meetings of the Board of Directors (if the Chief Executive Officer is also a director) or stockholders in the event that the Chair of the Board is absent.

Section 7. The Chief Executive Officer may execute bonds, mortgages and other contracts requiring a seal under the seal of the Company, except where required by law or these Bylaws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Company.

THE CHAIR OF THE BOARD

Section 8. The Chair of the Board shall preside at all meetings of the Board of Directors and of the stockholders. The Chair of the Board shall have and may exercise such powers as are, from time to time, assigned to him or her by the Board of Directors and as may be provided by law.

Section 9. The Chair of the Board may execute bonds, mortgages and other contracts requiring a seal under the seal of the Company, except where required by law or these Bylaws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Company.

THE PRESIDENT AND VICE PRESIDENTS

Section 10. In the absence of the Chief Executive Officer and the Chair of the Board, the President shall preside at all meetings of the stockholders and the Board of Directors (if, in the case of meetings of the Board of Directors, the President is also a director). In the absence of the Chair of the Board and the Chief Executive Officer, or in the event of their inability or refusal to act, the President shall perform the duties of the Chair of the Board (if the President is a director) and the Chief Executive Officer and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Chair of the Board and the Chief Executive Officer. The President shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 11. The President may execute bonds, mortgages and other contracts requiring a seal under the seal of the Company, except where required by law or these Bylaws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Company.

Section 12. In the absence of the President or in the event of his inability or refusal to act, the Executive Vice President, if any (or in the event there be more than one Executive Vice President, the Executive Vice President in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election), shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. In the absence of the President and all the Executive Vice

Presidents or in the event of their inability or refusal to act, the Senior Vice President, if any (or in the event there be more than one Senior Vice President, the Senior Vice President in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election), shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. In the absence of the President, all Executive Vice Presidents and all Senior Vice Presidents or in the event of their inability or refusal to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice President, in the order designated by the Board of Directors, or in absence of any designation, then in order of their election), shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Executive Vice Presidents, the Senior Vice Presidents and Vice Presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARY

Section 13. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Company and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chair of the Board, under whose supervision he shall be. The Secretary and any Assistant Secretaries shall have custody of the seal(s) of the Company and shall have the authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by the signature of the Secretary or any Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his or her signature.

Section 14. The Assistant Secretary, if any, or, if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURER

Section 15. The Treasurer or, if there is no Treasurer, a Vice President shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors.

Section 16. The Treasurer or, if there is no Treasurer, a Vice President shall disburse the funds of the Company as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chair of the Board and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Company.

Section 17. The Assistant Treasurer, if any, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE VI

CERTIFICATES OF SHARES

Section 1. Every holder of shares of stock in the Company shall be entitled to have a certificate signed by, or in the name of the Company by, the Chair of the Board or the President or an Executive Vice President, or a Senior Vice President or a Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Company, certifying the number of shares owned by such stockholder in the Company, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares.

Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Company’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Company’s stock or other securities issued by the Company shall contain such legend or legends as may from time to time be required by the NRS or such other federal, state or local laws or regulations then in effect. Within a reasonable time after the issuance or transfer of uncertificated shares on the books of the Company, the Company shall send to the registered holder thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Company and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders or any agreement between the stockholders and the Company, and, within ten (10) days after receipt of a written request therefor from the stockholder of record, the Company shall provide to such stockholder of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent to the stockholder of record. Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Company shall be identical whether or not their shares of stock are represented by certificates.

Section 2. Any or all of the signatures and/or the seal of the Company on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

LOST CERTIFICATES

Section 3. The Board of Directors, either directly or through the Secretary as its designee, may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors or the Secretary may, in its, his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or its, his or her legal representative, to advertise the same in such manner as it, he or she shall require and/or to give the Company a bond or indemnity in such sum as it, he or she may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFER OF SHARES

Section 4. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares of stock duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer and, where applicable, a duly executed instrument of transfer, it shall be the duty of the Company to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

FIXING RECORD DATE

Section 5. (a) In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment or postponement thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise be required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and must fix a new record date if the meeting is adjourned to a date more than sixty (60) days later than the date set for the original meeting.

(b) In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) Unless otherwise restricted by the Articles of Incorporation, in order that the Company may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

REGISTERED STOCKHOLDERS

Section 6. The Company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and other distributions, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 7. In the case of the death of a stockholder, the survivor or survivors where the deceased stockholder was a joint holder, and the legal personal representatives of the deceased stockholder where the deceased stockholder was a sole holder, shall be the only persons recognized by the Company as having any title to the deceased stockholder’s interest in the stock. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased stockholder with other persons. Subject to the applicable provisions of the NRS, for the purpose of this Section 7, “legal personal representative” means the executor or administrator of a deceased stockholder or such other person as the Board of Directors may in its absolute discretion decide as being properly authorized to deal with the stock of a deceased stockholder.

Section 8. Any person becoming entitled to a share of capital stock of the Company in consequence of the death or bankruptcy of any stockholder may be registered as a stockholder upon such evidence as the Board of Directors may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favor of such nominee an instrument of transfer. On the presentation thereof to the Board of Directors, accompanied by such evidence as the Board of Directors may require to prove the title of the transferor, the transferee shall be registered as a stockholder but the Board of Directors shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that stockholder before such stockholder’s death or bankruptcy, as the case may be.

ARTICLE VII

GENERAL PROVISIONS

DIVIDENDS AND OTHER DISTRIBUTIONS

Section 1. Dividends and other distributions declared upon the stock of the Company, subject to the provisions of the NRS and the Articles of Incorporation, may be declared by the Board of Directors pursuant to applicable law. Dividends and other distributions may be paid in cash, in property, in shares of stock and any other medium not prohibited under applicable law, subject to the provisions of the NRS.

Section 2. Before payment of any dividend or other distributions, there may be set aside out of any funds of the Company available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for repairing or maintaining any property of the Company, or for such other purpose as the directors shall think conducive to the interest of the Company, and the directors may modify or abolish any such reserve in the manner in which it was created.

CHECKS

Section 3. All checks or demands for money and notes of the Company shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

FISCAL YEAR

Section 4. The fiscal year of the Company shall be the calendar year unless another fiscal year is fixed by resolution of the Board of Directors.

ACCOUNTS

Section 5. The Board of Directors shall cause to be kept proper records of account with respect to all transactions of the Company. Such records of account shall be kept at the registered office of the Company or at such other place as the Board thinks fit and shall be available for inspection by the directors during normal business hours.

Section 6. The accounts of the Company shall be audited at least once in every year unless the Board of Directors agrees to waive the audit requirement.

SEAL

Section 7. The Board of Directors may, by resolution, adopt a corporate seal having inscribed thereon the name of the Company, the year of its organization and the words “Corporate Seal, Nevada.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Except as otherwise specifically provided in these Bylaws, any officer of the Company shall have the authority to affix the seal to any document requiring it.

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 8. The Company shall indemnify its officers, directors and employees to the fullest extent permitted by the laws of the State of Nevada.

Expenses (including attorneys’ fees) incurred by an officer or director of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company as such expenses are incurred and in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company as authorized by relevant sections of the NRS.

The indemnification and advancement of expenses provided by this Section 8 shall not be deemed exclusive of any other rights which any officer, director or employee, as such, may have or hereafter acquire under the NRS, the Articles of Incorporation, any provision of these Bylaws, or any agreement or otherwise.

The provisions of this Section 8 relating to indemnification shall constitute a contract between the Company and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this section. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or modification of the foregoing provisions of this Section 8 shall not adversely affect any right or protection existing at the time of such repeal or modification.

NUMBER AND GENDER

Section 9. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

SEPARABILITY

Section 10. In case any provision of these Bylaws shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

ARTICLE VIII

AMENDMENTS

In furtherance and not in limitation of the powers conferred by the NRS, [ALTERNATIVE 1: the Board of Directors is expressly authorized to rescind, repeal and amend the Bylaws or to adopt new bylaws, provided that the Bylaws also may be rescinded, repealed or amended in any respect, and new bylaws may be adopted, in each case by the affirmative vote of the holders of at least a majority of the outstanding voting power of the Company.][ALTERNATIVE 2: (a) the Board of Directors is expressly authorized to make, rescind, alter and amend the Bylaws, provided that no provision in the Bylaws shall be rescinded, altered or amended and no new provision in the Bylaws shall be made until the same has also been approved by resolution of the stockholders or (b) the stockholders may adopt a resolution to make, rescind, alter and amend the Bylaws.]

APPENDIX D: AMENDED AND RESTATED 2010 LONG TERM INCENTIVE AND STOCK AWARD PLAN

XOMA ROYALTY CORPORATION

AMENDED AND RESTATED

2010 LONG TERM INCENTIVE AND STOCK AWARD PLAN

1. Purposes.

The XOMA Royalty Corporation Amended and Restated 2010 Long Term Incentive and Stock Award Plan (the “Plan”) was originally adopted as the XOMA Corporation 2010 Long Term Incentive and Stock Award Plan, effective as of July 21, 2010 (the “Original Effective Date”) and was most recently amended and restated effective as of May 17, 2023. The Plan, as amended and restated herein, is effective as of May 21, 2025 (the “Effective Date”), subject to approval by the Company’s stockholders.

The purposes of the XOMA Royalty Corporation Amended and Restated 2010 Long Term Incentive and Stock Award Plan are to advance the interests of XOMA Royalty Corporation and its stockholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company, its Subsidiaries and Affiliates, to provide for competitive compensation opportunities, to encourage long term service, to recognize individual contributions and reward achievement of performance goals, and to promote the creation of long term value for stockholders by aligning the interests of such persons with those of stockholders.

2. Definitions.

For purposes of this Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under this Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b) “Award” means any Option, SAR, Restricted Share, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Stock-Based Award granted to an Eligible Person under this Plan.

(c) “Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

(d) “Beneficiary” means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) a merger, consolidation or acquisition of the Company or any direct or indirect subsidiary of the Company with any other entity, other than a merger, consolidation or acquisition which would result in the holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the implementation of a plan of complete liquidation or dissolution of the Company;

(iv) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding voting securities; or

(v) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors.

(g) “Code” means the Internal Revenue Code of 1986.

(h) “Committee” means the Compensation Committee of the Board, or such other Board committee or committees (which may include the entire Board) as may be designated by the Board to administer all or any portion of this Plan; provided, however, that, unless otherwise determined by the Board, a Committee shall consist of two or more directors of the Company, each of whom is a “non- employee director” within the meaning of Rule 16b-3, to the extent applicable; provided, further, that the mere fact that a Committee shall fail to qualify under the foregoing requirement shall not invalidate any Award made by such Committee which Award is otherwise validly made under this Plan. Different Committees may administer this Plan with respect to different groups of Eligible Persons. As used herein, the singular “Committee” shall include the plural “Committees” if applicable, except where the context requires otherwise.

(i) “Company” means XOMA Royalty Corporation (f/k/a XOMA Corporation), a Delaware corporation, or any successor company.

(j) “Director” means a member of the Board who is not an employee of the Company, a Subsidiary or an Affiliate.

(k) “Dividend Equivalent” means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award and may be paid currently or on a deferred basis.

(l) “Eligible Person” means (i) an employee, consultant or other service provider of the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director.

(m) “Exchange Act” means the Securities Exchange Act of 1934.

(n) “Fair Market Value” means:

(i) if the Shares are not at the time listed or admitted to trading on any stock exchange but are traded in the over-the-counter market, the closing selling price per Share on the date in question, as such price is reported on The NASDAQ Global Market or any successor system; provided that if there is no reported closing selling price for Shares on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative;

(ii) if the Shares are at the time listed or admitted to trading on any stock exchange, the closing selling price per Share on the date in question on the stock exchange determined by the Committee to be the primary market for the Shares, as such price is officially quoted on such exchange; provided that if there is no reported sale of Shares on such exchange on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative; or

(iii) if the Shares are at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the- counter market (or if the Committee determines that the value as determined pursuant to subsection (i) or (ii) above does not reflect fair market value), then the Committee shall determine Fair Market Value after taking into account such factors as it deems appropriate consistent with Treas. Reg. § 409A-1(b)(5)(iv)(B), including one or more independent professional appraisals.

(o) “Incumbent Directors” means directors who (i) are directors of the Company as of the date hereof, (ii) are elected or nominated for election to the Board by the affirmative votes of the directors of the Company as of the date hereof, or (iii) are elected or nominated for election to the Board by the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (i) through (iv) of the definition of Change in Control or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(p) “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(q) “NQSO” means any Option that is not an ISO.

(r) “Option” means a right, granted under Section 5(b), to purchase Shares.

(s) “Other Stock-Based Award” means a right, granted under Section 5(h) that relates to or is valued by reference to Shares.

(t) “Participant” means an Eligible Person who has been granted an Award under this Plan.

(u) “Performance Period” shall have the meaning set forth in Section 5(f)(i).

(v) “Performance Share” means a performance share granted under Section 5(f).

(w) “Performance Unit” means a performance unit granted under Section 5(f).

(x) “Restricted Shares” means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

(y) “Restricted Stock Unit” means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

(z) “Rule 16b-3” means Rule 16b-3 promulgated under Section 16 of the Exchange Act.

(aa) “SAR” or “Stock Appreciation Right” means the right, granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

(bb) “Shares” means shares of common stock, par value $0.0075, of the Company, and such other securities as may be substituted for Shares pursuant to Section 4(b) hereof.

(cc) “Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies (other than the last company in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in the chain.

(dd) “Termination of Service” means the termination of the Participant’s employment, consulting services or directorship with the Company, its Subsidiaries and its Affiliates, as the case may be. A Participant employed by a Subsidiary of the Company or one of its Affiliates shall also be deemed to incur a Termination of Service if the Subsidiary of the Company or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee or director of, or a consultant to, the

Company, another Subsidiary of the Company or an Affiliate. In the event that a Participant who is an employee of the Company, a Subsidiary or an Affiliate becomes a Director or a consultant to the Company, a Subsidiary or an Affiliate upon the Participant’s termination of employment, unless otherwise determined by the Committee in its sole discretion, no Termination of Service shall be deemed to occur until such time as such Participant is no longer an employee of, or consultant to, the Company, a Subsidiary or an Affiliate or a Director, as the case may be. If a Participant who is a Director becomes an employee of, or a consultant to, the Company, a Subsidiary or an Affiliate upon such Participant ceasing to be a Director, unless otherwise determined by the Committee in its sole discretion, such termination of the Participant’s directorship shall not be treated as a Termination of Service unless and until the Participant’s employment or consultancy, as the case may be, terminates. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered a Termination of Service.

3. Administration.

(a) Authority of the Committee. This Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of this Plan:

(i) to select Eligible Persons to whom Awards may be granted;

(ii) to designate Affiliates;

(iii) to determine the type or types of Awards to be granted to each Eligible Person;

(iv) to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under this Plan (including any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person, provided that such deferral shall be intended to be in compliance with Section 409A of the Code;

(vii) to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

(viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer this Plan;

(ix) to correct any defect or supply any omission or reconcile any inconsistency in this Plan and to construe and interpret this Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

(x) to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable;

(xi) to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with this Plan;

(xii) to make all other decisions and determinations as may be required under the terms of this Plan or as the Committee may deem necessary or advisable for the administration of this Plan, including to decide any disputes arising in connection with the Plan.

(b) Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under this Plan. Any action of the Committee with respect to this Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under this Plan from or through any Eligible Person, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

(c) L imitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of this Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to this Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

(d) No Option or SAR Repricing Without Stockholder Approval. Except as provided in Section 4(b), unless the approval of stockholders of the Company is obtained, (i) Options and SARs shall not be amended to lower their exercise price, (ii) Options and SARs will not be exchanged for other Options or SARs with lower exercise prices, (iii) Options and SARs with an exercise price in excess of the Fair Market Value of the underlying Shares will not be exchanged for cash or other property and (iv) no other action shall be taken with respect to Options or SARs that would be treated as a repricing under generally accepted accounting principles or the rules of the stock exchange on which the Shares are listed.

(e) Limitation on Committee’s Authority under 409A. Anything in this Plan to the contrary notwithstanding, the Committee’s authority to modify outstanding Awards shall be limited to the extent necessary so that the existence of such authority does not (i) cause an Award that is not otherwise deferred compensation subject to Section 409A of the Code to become deferred compensation subject to Section 409A of the Code or (ii) cause an Award that is otherwise deferred compensation subject to Section 409A of the Code to fail to meet the requirements prescribed by Section 409A of the Code.

4. Shares Subject to this Plan.

(a) Subject to adjustment as provided in Section 4(b) hereof, the total number of Shares reserved for issuance in connection with Awards under this Plan shall be (i) 4,893,062 plus (ii) the number of Shares subject to awards granted prior to the Original Effective Date of this Plan under the Company’s 1981 Share Option Plan, its Restricted Share Plan or its 1992 Directors Share Option Plan (the “Prior Plans”) which awards are, after the Original Effective Date, forfeited, canceled, surrendered or otherwise terminated without a distribution of Shares to the holder of the award; provided, however, that, subject to adjustment as provided in Section 4(b) hereof, no more than 4,893,062 Shares may be issued as ISOs under this Plan; and, provided, further, that for each Restricted Share, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent or Other Stock-Based Award issued, such total number of available Shares shall be reduced by 1.08 Shares. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under this Plan, exceeds the number of Shares reserved under the applicable provisions of the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under this Plan with respect to such Award shall, to the extent of any such forfeiture, repurchase, settlement, termination, cancellation, exchange or surrender, again be available for Awards under this Plan. Further, for each share underlying an Award that was granted under this Plan and is a Restricted Share, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent or Other Stock-Based Award and for each Share underlying an award other than an option or stock appreciation right that was granted under a Prior Plan, in each case, that is forfeited, cancelled, terminated, exchanged or surrendered, such forfeiture, cancellation, termination, exchange or surrender will result in the addition of 1.08 shares to the share reserve of this Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised. If any shares subject to an Award are not delivered to a Participant because the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall not remain available for issuance under the Plan. Also, any shares withheld or reacquired by the Company pursuant to the exercise of an option or SAR or as consideration for the exercise of an option or SAR, and any shares withheld or reacquired by the Company in satisfaction of the Company’s tax withholding obligation on an Award shall not again become available for issuance under the Plan.

(b) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under this Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, (i) adjust any or all of (w) the number and kind of shares which may thereafter be issued under this Plan, (x) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (y) the exercise price, grant price, or purchase price relating to any Award, or (ii) provide for a distribution of cash or property in respect of any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise; provided, further, that no adjustment shall be made pursuant to this Section 4(b) that causes any Award that is not otherwise deferred compensation subject to Section 409A of the Code to be treated as deferred compensation pursuant to Section 409A of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

(c) Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

(d) Shares of Plans Acquired in Certain Transactions. Subject to the listing rules of the stock exchange, if any, on which the Share is listed, a number of shares under a pre-existing shareholder-approved plan of an entity directly or indirectly acquired by the Company or any Affiliate as a result of a merger, consolidation or acquisition equal to the shares remaining available for delivery under such pre-existing shareholder-approved plan as of the date of the consummation of such transaction (as appropriately adjusted to reflect such transaction) may, if and to the extent permitted by the Board, be delivered with respect to Awards under the Plan and such shares shall not reduce the number of Shares available for issuance under the Plan pursuant to Section 4(a); provided, however, that such Awards shall not be made after the date awards or grants could have otherwise been made under the terms of such pre-existing shareholder-approved plan, absent the transaction.

(e) Non-Employee Director Aggregate Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any period commencing on the date of the Company’s annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of the Company’s annual meeting of stockholders for the next subsequent year, including Awards granted and cash fees paid by the Company to such non-employee director, will not exceed $750,000 in total value, calculating the value of any Awards based on the grant date fair value of such Awards for financial reporting purposes.

5. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of Termination of Service by the Eligible Person.

(b) Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

(i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option. The Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

(ii) Option Term. The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option.

(iii) Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including broker-assisted exercise arrangements), the form of such payment (including cash, Shares or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons.

(iv) ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of Section 422 of the Code, including the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or stockholder approval of this Plan. ISOs may only be granted to employees of the Company or a parent or subsidiary corporation (as defined in Section 424 of the Code). In the case of the grant of an ISO to any Participant owning stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the exercise price of such Option must be at least 110% of the Fair Market Value of a Share on the date of grant, and the Option must expire within a period of not more than five years from the date of grant.

(c) SARs. The Committee is authorized to grant SARs (Stock Appreciation Rights) to Eligible Persons on the following terms and conditions:

(i) Right to Payment. An SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the exercise price per Share of the SAR, as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR and, in the case of an SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying Option).

(ii) Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which an SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, an SAR (A) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (B) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

(d) Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:

(i) Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a stockholder including the right to vote Restricted Shares and the right to receive dividends thereon.

(ii) Certificates for Shares. Restricted Shares granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and, unless otherwise determined by the Committee, the Company shall retain physical possession of the certificate and the Participant shall deliver a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

(iii) Dividends. Dividends paid on Restricted Shares shall be accrued in cash or in restricted or unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares and cash or other property distributed as a dividend shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

(e) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Persons, subject to the following terms and conditions:

(i) Award and Restrictions. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Stock Units shall be subject to such restrictions as the Committee may impose, if any (including the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

(ii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, Dividend Equivalents on the specified number of Shares covered by a Restricted Stock Unit shall be either (A) accrued in cash or in restricted or unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units or other Awards, as the Committee shall determine; provided, however, that Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Restricted Stock Units to which they relate.

(f) Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Persons on the following terms and conditions:

(i) Performance Period.The Committee shall determine a performance period (the “Performance Period”) of one or more years or other periods and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary from Eligible Person to Eligible Person and shall be based upon the performance criteria as the Committee may deem appropriate. The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

(ii) Award Value. At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period the range of number of

Shares, if any, in the case of Performance Shares, and either the range of number of Shares or the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met.

(iii) Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective or adjust the Company’s performance with respect to such performance objective, in each case, in its sole discretion.

(iv) Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing at the time determined by the Committee.

(v) Restriction on Dividends. No dividends or Dividend Equivalents shall be paid on any Performance Share or Performance Unit until such time (if ever) as the performance criteria associated therewith have been met.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of any underlying Awards to which they relate.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of this Plan, including unrestricted shares awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, shall also be authorized pursuant to this Section 5(h).

6. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under this Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under this Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards and may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. Subject to Section 3(d), the per Share exercise price of any Option, or grant price of any SAR, which is granted in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate, or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

(b) Form of Payment Under Awards. Subject to the terms of this Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an

Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including cash, Shares, notes or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any such deferral shall be intended to be in compliance with Section 409A of the Code. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

(c) Nontransferability. Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his or her guardian or legal representative, provided that Awards that are NQSOs may be transferred or assigned by the optionee to the optionee’s “family member” (as such term is defined in the Registration Statement on Form S-8), provided, further, that (i) there may be no consideration for any such transfer and (ii) subsequent transfers of the transferred NQSO will be prohibited other than by will or the laws of descent and distribution. An Eligible Person’s rights under this Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person’s creditors.

(d) Noncompetition. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with this Plan, including the requirement that the Participant not engage in competition with, solicit customers or employees of, or disclose or use confidential information of the Company or its Affiliates.

7. Change in Control Provisions.

Unless otherwise provided by the Committee or as set forth in the applicable Award Agreement or in any other agreement, in the event of a Change in Control, each outstanding Award shall either be assumed by the successor company or parent thereof or be replaced with comparable awards with respect to capital stock of the successor company or parent thereof, such comparability to be determined by the Committee; provided, however, that notwithstanding the foregoing, if an outstanding Award is not so assumed or replaced, then (i) such outstanding Award pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable at the time of the Change in Control, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on such outstanding Award subject to restrictions or limitations under this Plan shall lapse, and unless otherwise determined by the Committee, all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled at target (if applicable) and shall be waived by the Company at the time of the Change in Control. In no event shall any action be taken pursuant to this Section 7 that would change the payment or settlement date of an Award in a manner that would result in the imposition of any additional taxes or penalties pursuant to Section 409A of the Code.

8. General Provisions.

(a) Compliance with Legal and Trading Requirements. This Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under this Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any stock exchange, regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or any required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of this Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under this Plan may be subject to such other restrictions on transfer as determined by the Committee, including restrictions under the Company’s insider trading policy.

(b) No Right to Continued Employment or Service. Neither this Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee’s, consultant’s or director’s employment or service at any time.

(c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under this Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations.

(d) Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders of the Company or Participants, except that any such amendment or alteration shall be subject to the approval of the Company’s stockholders (i) to the extent such stockholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or (ii) as it applies to ISOs, to the extent such stockholder approval is required under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of this Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

(e) No Rights to Awards; No Stockholder Rights. No Eligible Person shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of Eligible Persons. No Award shall confer on any Eligible Person any of the rights of a stockholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

(f) Unfunded Status of Awards. This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in this Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under this Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of this Plan unless the Committee otherwise determines with the consent of each affected Participant.

(g) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of options and other awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(h) Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.

(i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction, and effect of this Plan, any rules and regulations relating to this Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws thereof.

(k) Plan Termination. This Plan shall terminate as to future awards on March 31, 2035 unless earlier terminated or extended by amendment.

(l) Section 409A. Awards under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Although the Company does not guarantee any particular tax treatment, to the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that is intended to comply with Section 409A of the Code, including regulations and any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(m) Change of Domicile. In the event the Company changes its jurisdiction of incorporation from Delaware to Nevada (the “Conversion”): (i) references herein to the Company shall refer to XOMA Royalty Corporation, a Nevada corporation; (ii) Section 8(j) shall be modified to substitute the State of Nevada for the State of Delaware; (iii) to the extent that Shares are required to, or may, be issued pursuant to an Award, shares of common stock of XOMA Royalty Corporation, a Nevada corporation, will be issued upon exercise or payment of any such Award previously or hereafter granted under this Plan, including Awards that were outstanding prior to the effectiveness of the Conversion; (iv) until surrendered and exchanged, each certificate delivered to a Participant pursuant to this Plan and evidencing outstanding Shares immediately prior to the effectiveness of the Conversion shall, for all purposes of this Plan and the Shares, continue to evidence the identical amount and number of outstanding Shares at and after the Conversion; and (v) the Company may make such modifications in the certificates evidencing (and the form of) the Shares as it deems necessary to reflect the substance of the changes to this Plan relating to the Conversion, but no such modifications shall be necessary to reflect the substance thereof.

(n) Clawback Policy. Awards granted under the Plan will be subject to recoupment in accordance with the Company’s Incentive Compensation Recoupment Policy or any other clawback policy adopted by the Company. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including a reacquisition right in respect of previously acquired Shares, the proceeds received from any sale of such Shares or any other cash or property upon the occurrence of misconduct. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.

(o) Interpretation. The titles and headings of the sections in this Plan are for convenience of reference only. In the event of any conflict, the text of this Plan, rather than such titles or headings, shall control. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular, and the singular shall include the plural. All references to “including” shall be construed as meaning “including without limitation.” References herein to any law, agreement, instrument or other document means such law, agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan. Any reference in this Plan or in any Award Agreement to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability and all regulations promulgated under such law.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

XOMA ROYALTY CORPORATION A1TN: THOMAS M. BURNS 2200 POWELL STREET SUITE 310 EMERYVILLE, CA 94608 SCAN TO VIEW MATERIALS &VOTE VOTE BY INTERNET Before The Meeting —Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 20, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 19, 2025 for shares held in a 401(k) plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/XOMA2025 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 1 1 :59 p.m. Eastern Time on May 20, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 19, 2025 for shares held in a 401(k) plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, C/O Broad ridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE. MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V67073-P29089 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. XOMA ROYALTY CORPORATIONFor Withhold ForAII To withhold authority to vote for any individual The Board of Directors recommends you vote FOR ALL the nominees: All All Except nominee(s), mark For All Except and write the number(s) of the nominee(s) on the line below. 1 . Election of Director Nominees: To be elected for terms expiring in 2026 Nominees: 01) Owen Hughes 05) Barbara Kosacz 02) Jack L. Wyszomierski 06) Joseph M. Limber 03) Heather L. Franklin 07) Matthew D. Perry 04) Natasha Hernday The Board of Directors recommends you vote FOR Proposals 2 through 6:For Against Abstain 2. Ratification of the selection of Deloitte & Touche LLP as the Company S independent registered public accounting firm for the fiscal year ending December 31, 2025. o o o 3. Approval of the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion. o o o 4. Approval of a proposal to authorize the Board to unilaterally amend the By- laws. o o o 5. Approval of the Amended and Restated 2010 Long Term Incentive and Stock Award Plan. o o o 6. Approval of an adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies. o o o NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held On May 21, 2025 The Proxy Statement and Annual Report are available at www.proxyvote.com. XOMA ROYALTY CORPORATION Annual Meeting of Stockholders May 21, 2025 9:00 AM PT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Owen Hughes and Thomas M. Burns, or either of them, as proxies and attorneys in fact, each with the power to act without the other and with the power to appoint his substitute, and hereby authorize(s them to represent and to vote, as designated on the reverse side of this form, all of the shares of common stock of XOMA ROYALTY CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held live via the Internet at www.virtualshareholdermeeting.com/XOMA2025 at 9:00 AM PT on May 21, 2025 or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made but the card is signed, this proxy will be voted in accordance with the Board of Directors’ recommendations and in the discretion of the proxies with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by the proxy may be voted for a substitute nominee selected by the Board of Directors. Continued and to be signed on reverse side